RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,
                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,
                                Master Servicer,

                                       and
                         BANK ONE, NATIONAL ASSOCIATION,
                                     Trustee

                               SERIES SUPPLEMENT,
                           Dated as of March 1, 2001,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT

                          Dated as of February 1, 2001

                       Mortgage Pass-Through Certificates

                                 Series 2001-S5




                                TABLE OF CONTENTS

                                                                                          Page

                                          ARTICLE I

                                         DEFINITIONS
        Section 1.01  Definitions............................................................5
        Section 1.02  Use of Words and Phrases..............................................18

                                   ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES
        Section 2.01  Conveyance of Mortgage Loans.  (See Section 2.01 of the Standard Terms)
                       .....................................................................19
        Section 2.02  Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)
                       .....................................................................19
        Section 2.03  Representations, Warranties and Covenants of the Master Servicer and the
                      Company...............................................................19
        Section 2.04  Representations and Warranties of Sellers. (See Section 2.04 of the Standard
                      Terms)
                        ....................................................................22
        Section 2.05  Execution and Authentication of Certificates....................... ..22

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS
        Section 4.01  Certificate Account.  (See Section 4.01 of the Standard Terms)
                       .....................................................................24
        Section 4.02  Distributions.........................................................24
        Section 4.03  Statements to Certificateholders.  (See Section 4.03(a) through (d) of the
                      Standard Terms and Exhibit Three attached hereto).....................35
        Section 4.04  Distribution of Reports to the Trustee and the Company; Advances by the
                      Master Servicer. (See Section 4.04 of the Standard Terms)
                       .....................................................................35
        Section 4.05  Allocation of Realized Losses.........................................35






        Section 4.06  Reports of Foreclosures and Abandonment of Mortgaged Property.  (See
                      Section 4.06 of the Standard Terms)
                       .....................................................................37
        Section 4.07  Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of the
                      Standard Terms)
                       .....................................................................37
        Section 4.08  Distributions on the Uncertificated Class A-V REMIC Regular Interests.37

                                    ARTICLE V

                                THE CERTIFICATES

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

                                   ARTICLE VII

                                     DEFAULT

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

                                   ARTICLE IX

                                   TERMINATION

                                    ARTICLE X

                                REMIC PROVISIONS
        Section 10.01 REMIC Administration.  (See Section 10.01 of the Standard Terms)......43
        Section 10.02 Master Servicer; REMIC Administrator and Trustee Indemnification.  (See
                      Section 10.02 of the  Standard Terms).................................43
        Section 10.03 Designation of REMIC(s)...............................................43
        Section 10.04 Distributions on the Uncertificated REMIC I Regular Interests.........43
        Section 10.05 Compliance with Withholding Requirements..............................44

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS
        Section 11.01 Amendment.  (See Section 11.01 of the Standard Terms)
                       .....................................................................46
        Section 11.02 Recordation of Agreement.  Counterparts.  (See Section 11.02 of the Standard
                      Terms)
                       .....................................................................46






        Section 11.03 Limitation on Rights of Certificateholders.  (See Section 11.03 of the
                      Standard Terms)
                       .....................................................................46
        Section 11.04 Governing Laws.  (See Section 11.04 of the Standard Terms)
                       .....................................................................46
        Section 11.05 Notices...............................................................46
        Section 11.06 Required Notices to Rating Agency and Subservicer.  (See Section 11.06 of
                      the Standard Terms)
                       .....................................................................47
        Section 11.07 Severability of Provisions. (See Section 11.07 of the Standard Terms)
                       .....................................................................47
        Section 11.08 Supplemental Provisions for Resecuritization.  (See Section 11.08 of the
                      Standard Terms)
                       .....................................................................47
        Section 11.09 Allocation of Voting Rights...........................................47

                                   ARTICLE XII

                                   [RESERVED]





EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement dated as of February 1, 2001
Exhibit Five:         Aggregate Planned Principal Balances
Exhibit Six:          Aggregate Scheduled Principal Balances



        This is a Series Supplement, dated as of March 1, 2001 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of February 1, 2001 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANK ONE, NATIONAL ASSOCIATION, as Trustee (together with its permitted successors and assigns, the "Trustee").

                              PRELIMINARY STATEMENT

        The Company intends to sell Mortgage Pass-Through Certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund. As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of REMIC I (as defined herein), and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as the "REMIC I." The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein). A segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests will be designated as "REMIC II," and the REMIC Administrator will make a separate REMIC election with respect thereto. The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-P Certificates, Class M-1
Certificates,   Class  M-2  Certificates,  Class  M-3  Certificates,  Class  B-1
Certificates, Class B-2 Certificates, Class B-3 Certificates and the Uncertificated Class A-V REMIC Regular Interests will be "regular interests" in REMIC II and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions. The Class A-V Certificates will represent the entire beneficial ownership interest in the Uncertificated Class A-V REMIC Regular Interests.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. Any cross-reference to a section of the Pooling and Servicing Agreement, to the extent the terms of the Standard Terms and Series Supplement conflict with respect to that section, shall be a cross-reference to the related section of the Series Supplement. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of the Series Supplement.

        The following table irrevocably sets forth the designation, the Uncertificated REMIC I Pass- Through Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the

Uncertificated REMIC I Regular Interests. None of the Uncertificated REMIC I Regular Interests will be certificated.



                           Uncertificated
                           REMIC I Pass-     Initial Uncertificated           Latest
      Designation           Through Rate        Principal Balance      Possible Maturity(1)
      -----------           ------------    ------------------------   --------------------

 Uncertificated REMIC I        7.00%                 $201,486,147.01           March 25, 2031
   Regular Interest V
 Uncertificated REMIC I        7.00%                  $86,822,000.00           March 25, 2031
   Regular Interest W
 Uncertificated REMIC I        7.00%                  $23,396,000.00           March 25, 2031
   Regular Interest X
 Uncertificated REMIC I          0%                      $627,619.42           March 25, 2031
   Regular Interest Y
 Uncertificated REMIC I     Variable (2)                      N/A(3)           March 25, 2031
  IO Regular Interests
-------------------
(1)     Solely for  purposes  of  Section  1.860G-1(a)(4)(iii)  of the  Treasury regulations,  the Distribution  Date immediately  following the maturity date for the  Mortgage  Loan  with  the  latest  maturity  date has been designated  as the  "latest  possible  maturity  date" for each  REMIC I
        Regular Interest.

(2)  Calculated  in   accordance   with  the   definition   of   "Uncertificated
     Pass-Through Rate" herein

(3)  The  Uncertificated  REMIC I IO Regular  Interests  have no  Uncertificated
     Principal Balance.


        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


                               Aggregate
                                Initial
                              Certificate
              Pass-Through     Principal                           Maturity        Moody's/       Minimum
Designation       Rate          Balance         Features1            Date           Fitch     Denominations2


                            $  86,822,000.00   Senior/PAC/
Class A-1        6.35%                      Accretion Directed   May 25, 2015      Aaa/AAA        $25,000
                            $  23,396,000.00   Senior/PAC/
Class A-2        6.75%                      Accretion Directed  March 25, 2031     Aaa/AAA        $25,000
                            $  71,110,000.00Senior/Scheduled/
Class A-3        7.00%                      Accretion Directed  March 25, 2031     Aaa/AAA        $25,000
                            $  35,000,000.00Senior/Scheduled/
Class A-4        7.00%                      Accretion Directed  March 25, 2031     Aaa/AAA        $25,000
Class A-5        7.00%      $  46,500,000.00  Senior/Lockout    March 25, 2031     Aaa/AAA        $25,000
Class A-6        7.00%      $  21,000,000.00  Senior/Accrual    March 25, 2031     Aaa/AAA        $25,000
                                             Senior/Scheduled/
                            $     440,000.00 Accretion Directed/
Class A-7        7.00%                           Accrual        March 25, 2031     Aaa/AAA        $25,000
                                             Senior/Accrual/
                            $  15,723,000.00 Accretion Directed/
Class A-8        7.00%                          Companion       March 25, 2031     Aaa/AAA        $25,000
Class A-9        7.00%      $          0.003Senior/Interest OnlyMarch 25, 2031     Aaa/AAA          10%
                                             Senior/Principal
Class A-P        0.00%      $     627,619.42       Only         March 25, 2031     Aaa/AAA        $25,000



_______________

1    The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class
     A-7,  Class A-8,  Class A-9 and Class M  Certificates  shall be  Book-Entry
     Certificates. The Class A-P, Class A-V, Class R and Class B Certificates shall be delivered to the holders thereof in physical form.


2 The Certificates, other than the Class A-V and Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by
     Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class
     B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class A-P and Class B Certificates that contains an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000. The Class A-9 Certificates shall be issuable in minimum denominations of not less than a 10% Percentage Interest. For purposes of the Depository, the Class A-9 Certificates shall initially be issuable in minimum denominations of not less than $889,761. The Class R
     Certificates and Class A-V Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate will be issuable to Residential
     Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.


3    As of any Distribution Date, for federal income tax purposes, the Class A-9
     Certificates will accrue interest at a fixed rate equal to 7.00% on a Notional Amount equal to the sum of (A) 13/140 mulitplied by the Uncertificated Principal Balance of Uncertificated REMIC I Regular Interest
     W and (B) 1/28 multiplied by the Uncertificated REMIC I Regular Interest X, in each case immediately prior to such date.



                                             -3-





                                             Senior/Variable
Class A-V    Variable Rate  $                     Strip         March 25, 2031     Aaa/AAA          20%
Class R-I        7.00%      $                Senior/Residual    March 25, 2031     N/A/AAA          20%
Class R-II       7.00%      $                Senior/Residual    March 25, 2031     N/A/AAA          20%
Class M-1        7.00%      $     5,934,700.00  Mezzanine       March 25, 2031      N/A/AA        $25,000
Class M-2        7.00%      $   2,342,500.00    Mezzanine       March 25, 2031      N/A/A        $250,000
Class M-3        7.00%      $   1,405,500.00    Mezzanine       March 25, 2031     N/A/BBB       $250,000
Class B-1        7.00%      $     780,900.00   Subordinate      March 25, 2031      N/A/BB       $250,000
Class B-2        7.00%      $     624,700.00   Subordinate      March 25, 2031      N/A/B        $250,000
Class B-3        7.00%      $     624,747.01   Subordinate      March 25, 2031       N/A         $250,000


        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $312,331,866.43.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS


        Section 1.01  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Accretion Directed Certificates: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-7 Certificates or Class A-8 Certificates.

     Accretion Termination Date: Any of the Class A-6 Accretion Termination Date, Class A-7 Accretion Termination Date or Class A-8 Accretion Termination Date.

     Accrual Certificates: Any one of the Class A-6 Certificates, Class A-7 Certificates or Class A-8 Certificates.

     Accrual Distribution Amount: Any of the Class A-6 Accrual Distribution Amount, Class A- 7 Accrual Distribution Amount or Class A-8 Accrual Distribution Amount.

        Aggregate   Planned   Principal   Balance:   With  respect  to  the  PAC
Certificates and each Distribution Date, the amount set forth for such Classes on such Distribution Date on Exhibit Five hereto.

        Aggregate Scheduled Principal Balance: With respect to the Scheduled Certificates and each Distribution Date, the amount set forth for such Classes on such Distribution Date on Exhibit Six hereto.

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A)  the  greater  of  (i)  0.0006  times  the   aggregate
               principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary (other than

               Additional Collateral Loans, if any) having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and

                      (B) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans, if any) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000, over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Certificate:  Any Class A, Class M, Class B or Class R Certificate.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Bank One, National Association, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 2001-S5" and which must be an Eligible Account.

        Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-P or Class A-V Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class A-6 Accretion Termination Date: The earlier to occur of (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Accretion Directed Certificates has been reduced to zero and (ii) the Credit Support Depletion Date.

        Class A-7 Accretion Termination Date: The earlier to occur of (i) the Distribution Date on which the Certificate Principal Balances of the Class A-4 Certificates has been reduced to zero and (ii) the Credit Support Depletion Date.

        Class A-8 Accretion Termination Date: The earlier to occur of (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Scheduled Certificates has been reduced to zero and (ii) the Credit Support Depletion Date.

        Class A-6 Accrual Distribution Amount: With respect to each Distribution Date prior to the Class A-6 Accretion Termination Date, an amount equal to the aggregate amount of Accrued Certificate Interest on the Class A-6 Certificates, for such date, to the extent added to the amount thereof pursuant to Section 4.02(g); provided that, with respect to each Distribution Date on or after the Class A-6 Accretion Termination Date, the Accrued Certificate Interest on the Class A-6 Certificates for such date remaining after reduction of the aggregate Certificate Principal Balance of the Accretion Directed Certificates to zero will be payable to the Class A-6 Certificateholders pursuant to Section 4.02(a)(i) hereof on the Class A-6 Accretion Termination Date; and provided further, that if the Class A-6 Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest for that date will be payable to the Class A-6 Certificateholders pursuant to Section 4.02(a)(i) hereof.

        Class A-7 Accrual Distribution Amount: With respect to each Distribution Date prior to the Class A-7 Accretion Termination Date, an amount equal to the aggregate amount of Accrued Certificate Interest on the Class A-7 Certificates for such date, to the extent added to the amount thereof pursuant to Section 4.02(e); provided that, with respect to each Distribution Date on or after the Class A-7 Accretion Termination Date, the Accrued Certificate Interest on the Class A-7 Certificates for such date remaining after reduction of the Certificate Principal Balance of the Class A-4 Certificates to zero will be payable to the Class A-7 Certificateholders pursuant to Section 4.02(a)(i) hereof on the Class A-7 Accretion Termination Date; and provided further, that if the Class A-7 Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest for that date will be payable to the Class A-7 Certificateholders pursuant to Section 4.02(a)(i) hereof.

        Class A-8 Accrual Distribution Amount: With respect to each Distribution Date prior to the Class A-8 Accretion Termination Date, an amount equal to the aggregate amount of Accrued Certificate Interest on the Class A-8 Certificates for such date, to the extent added to the Certificate Principal Balance thereof pursuant to Section 4.02(f); provided that, with respect to each Distribution Date on or after the Class A-8 Accretion Termination Date, the Accrued Certificate Interest on the Class A-8 Certificates for such date remaining after reduction of the aggregate Certificate Principal Balance of the Scheduled Certificates to zero will be payable to the Class A-8 Certificateholders pursuant to Section 4.02(a)(i) hereof on the Class A-8 Accretion Termination Date; and provided further, that if the Class A-8 Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest for that date will be payable to the Class A-8 Certificateholders pursuant to Section 4.02(a)(i) hereof.

        Class R Certificate: Any one of the Class R-I Certificates or Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

        Closing Date:  March 29, 2001.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1 Bank One Plaza, Suite IL1-0126, Chicago, Illinois 60670-0126, Attention: Residential Funding Corporation Series 2001-S5.

        Corresponding Certificated Interests: With respect to Uncertificated REMIC I Regular Interest V, the Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates and Class R-II Certificates; with respect to Uncertificated REMIC I Regular Interest W, the Class A-1 Certificates; with respect to Uncertificated REMIC I Regular Interest X, the Class A-2 Certificates; with respect to Uncertificated REMIC I Regular Interest Y, the Class A-P Certificates; and with respect to the Uncertificated REMIC I IO Regular Interests, the Class A-V Certificates.

        Cut-off Date: March 1, 2001.

     Determination Date: With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

        Discount Net Mortgage Rate: 7.00% per annum.

        Due Period: With respect to each Distribution Date and any Mortgage Loan, the period commencing on the second day of the month prior to the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

        Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior  Principal  Distribution  Amount  (determined  without regard to
Section 4.02(a)(ii)(Y)(D) of this Series Supplement), (iii) the Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) of this Series Supplement) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date, an amount equal to 3.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination, (Y) from the first to the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the most recent anniversary of the Cut-off Date up to such date of determination and (Z) from the second to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with
Section 4.05 of this Series Supplement since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Indirect Depository Participant: An institution that is not a Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.

        Initial Monthly Payment Fund: $207,873, representing scheduled principal amortization and interest at the Net Mortgage Rate during the Due Period ending in March 2001, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment in accordance with the definition of "Trust Fund".

        Initial Notional Amount: With respect to the Class A-9 Certificates, $8,897,614. However, for federal income tax purposes, the Initial Notional Amount of the Class A-9 Certificates is $110,218,000. With respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass on such date.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1: 1.90%                    Class B-1: 0.25%
        Class M-2: 0.75%                    Class B-2: 0.20%
        Class M-3: 0.45%                    Class B-3: 0.20%

     Interest  Accrual  Period:   With  respect  to  any  Certificates  and  any
Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

     Interest Only Certificates: Any one of the Class A-9 Certificates or Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

        Lockout Certificates:  The Class A-5 Certificates.

        Lockout Prepayment Percentage: For any Distribution Date occurring prior to the Distribution Date in April 2006, 0%. The Lockout Prepayment Percentage for any Distribution Date occurring after the first five years following the Closing Date will be as follows: for any Distribution Date during the sixth year after the Closing Date, 30%; for any Distribution Date during the seventh year after the Closing Date, 40%; for any Distribution Date during the eighth year after the Closing Date, 60%; for any Distribution Date during the ninth year after the Closing Date, 80%; and for any Distribution Date thereafter, 100%.

     Lockout Scheduled Percentage: For any Distribution Date occurring prior to the Distribution Date in April 2006, 0%, and for any subsequent Distribution Date, 100%.

        Maturity Date: With respect to each Class of Certificates (other than the Class A-1 Certificates), March 25, 2031, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan. With respect to the Class A-1 Certificates, May 25, 2015.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

        (a)    the Mortgage Loan identifying number ("RFC LOAN #");
        (b)    the maturity of the Mortgage Note ("MATURITY DATE");
        (c)    the Mortgage Rate ("ORIG RATE");
        (d)    the Subservicer pass-through rate ("CURR NET");
        (e)    the Net Mortgage Rate ("NET MTG RT");
        (f)    the Pool Strip Rate ("STRIP");

          (g) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

        (h)    the Cut-off Date Principal Balance ("PRINCIPAL BAL");
        (i)    the Loan-to-Value Ratio at origination ("LTV");
        (j)    the rate at which the  Subservicing  Fee accrues  ("SUBSERV FEE")
               and at which the Servicing Fee accrues ("MSTR SERV FEE");
        (k)    a  code  "T,"  "BT"  or  "CT"  under  the  column  "LN  FEATURE,"
               indicating that the Mortgage Loan is secured by a second or vacation residence; and
        (l) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Notional Amount: As of any Distribution Date, with respect to the Class A-9 Certificates, an amount equal to the sum of 13/140 multiplied by the Certificate Principal Balance of the Class A-1 Certificates and 1/28 multiplied by the Certificate Principal Balance of the Class A-2 Certificates, in each case immediately prior to that date. As of the Closing Date, the Notional Amount is equal to approximately $8,897,614. However, for federal income tax purposes, the Notional Amount of the Class A-9 Certificates will be the sum of (i) the Uncertificated Principal

Balance of Uncertificated REMIC I Regular Interest W and (ii) the Uncertificated REMIC I Regular Interest X, and when a Notional Amount equal to Uncertificated REMIC I Regular Interest W is multiplied by a Pass-Through Rate of 0.65%, and a Notional Amount equal to Uncertificated REMIC I Regular Interest X is multiplied by a Pass-Through Rate of 0.25%, the resulting Accrued Certificate Interest from the sum of those two amounts will be the economic equivalent of the Accrued Certificate Interest resulting under the definition thereof. As of any Distribution Date, with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date).

        Pass-Through Rate: With respect to the Class A Certificates (other than the Class A-V and Principal Only Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. However, for federal income tax purposes, the Pass-Through Rate of the Class A-9 Certificates will be 0.65% or 0.25%, such that when a Pass-Through Rate of 0.65% is multiplied by a Notional Amount equal to the Uncertificated Principal Balance of Uncertificated REMIC I Regular Interest W and a Pass- Through Rate of 0.25% is multiplied by a Notional Amount equal to the Uncertificated Principal Balance of Uncertificated REMIC I Regular Interest X, the resulting Accrued Certificate Interest from the sum of those two amounts will be the economic equivalent of the Accrued Certificate Interest resulting under the definition thereof. With respect to the Class A-V Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date the Pass-Through Rate is equal to 0.4299% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Prepayment Assumption: A prepayment assumption of 250% of the prepayment speed assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The prepayment speed assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

               (i) For any Distribution Date prior to the Distribution Date in March 2006 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) have been reduced to zero), 0%.

               (ii) For any Distribution Date for which clause (i) above does not apply, and on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

               (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section
        4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each
        Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        REMIC I: The segregated pool of assets related to this Series, with respect to which a REMIC election is to be made (except as provided below) pursuant to this Agreement, consisting of:

          (i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

        (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Pledged Assets for any Pledged Asset Loan, including amounts on deposit in the Initial Monthly Payment Fund,

        (iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

        (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and

        (v)    all proceeds of clauses (i) through (iv) above.

        Notwithstanding the foregoing, the REMIC election specifically excludes the Initial Monthly Payment Fund.

        REMIC I Certificates:  The Class R-I Certificates.

        REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-P, Class A-V, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and R-II Certificates pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

        REMIC II Certificates: Any of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-P, Class A-V, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates.

     Scheduled Certificates: Any of the Class A-3 Certificates, Class A-4 Certificates or Class A-7 Certificates.

        Senior  Certificate:  Any one of the  Class A  Certificates  or  Class R
Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D, respectively.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) of this Series Supplement, or, after the Credit Support Depletion Date, the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(c) of this Series
Supplement and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y), (xvi) and (xvii) of this Series Supplement.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $3,123,319 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut- off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 41.0% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) of this Series Supplement (without giving effect to the Senior Percentage) to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) of this Series Supplement (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

        Trust Fund:  REMIC I, REMIC II and the Initial Monthly Payment Fund.

        Uncertificated Class A-V REMIC Accrued Interest: With respect to each Distribution Date, as to each Uncertificated Class A-V REMIC Regular Interest, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on each such uncertificated interest, if the Pass-Through Rate on such uncertificated interest was equal to the related Uncertificated Class A-V REMIC Pass-Through Rate and the notional amount of such uncertificated interest was equal to the related Uncertificated Class A-V REMIC Notional Amount; provided, that any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class A-V Certificateholders pursuant to Section 4.05 hereof shall be allocated to the Uncertificated Class A-V REMIC Regular Interests pro rata in accordance with the amount of interest accrued with respect to each related Uncertificated Class A-V REMIC Notional Amount and such Distribution Date.

        Uncertificated Class A-V REMIC Notional Amount: With respect to each Uncertificated Class A-V REMIC Regular Interest, the amount of the related Uncertificated REMIC I IO Notional Amount.

        Uncertificated Class A-V REMIC Pass-Through Rate: With respect to each Uncertificated Class A-V REMIC Regular Interest, the related Uncertificated REMIC I Pass-Through Rate.

        Uncertificated  Class A-V REMIC Regular Interest  Distribution  Amounts:
With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated Class AV REMIC Regular Interests for such Distribution Date pursuant to Section 4.08(a).

        Uncertificated Class A-V REMIC Regular Interests: The 754 uncertificated partial undivided beneficial ownership interests in the Trust Fund numbered sequentially from 1 through 754 each relating to the particular Mortgage Loan identified by sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

        Uncertificated Principal Balance: With respect to each Uncertificated REMIC I Regular Interest on any date of determination, an amount equal to (A)(i) $201,486,147.01 with respect to Uncertificated REMIC I Regular Interest V, (ii) $86,822,000.00 with respect to Uncertificated REMIC I Regular Interest W, (iii) $23,396,000.00 with respect to Uncertificated REMIC I Regular Interest X and
(iii)  $627,619.42  with respect to  Uncertificated  REMIC I Regular Interest Y, minus (B) the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 10.04(a)(ii) and
(y) the aggregate of all reductions in Uncertificated Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to Section 10.04(d).

        Uncertificated REMIC I Accrued Interest: With respect to each Distribution Date, (i) as to Uncertificated REMIC I Regular Interest V, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates if the Pass-Through Rate on such Class were equal to the Uncertificated REMIC I Pass-Through Rate and the Uncertificated Principal Balance were the Certificate Principal Balance,
(ii) as to Uncertificated REMIC I Regular Interest W, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-1 Certificates if the
Pass-Through Rate on such Class were equal to the Uncertificated REMIC I Pass-Through Rate and the Uncertificated Principal Balance were the Certificate Principal Balance, (iii) as to Uncertificated REMIC I Regular Interest X, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-2 Certificates if the Pass-Through Rate on such Class were equal to the Uncertificated REMIC I Pass-Through Rate and the Uncertificated Principal Balance were the Certificate Principal Balance, (iv) as to Uncertificated REMIC I Regular Interest Y, the Uncertificated REMIC I Regular Interest Y will receive no Uncertificated REMIC I Accrued Interest and (v) as to each Uncertificated REMIC I IO Regular Interest, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on each such uncertificated interest, if the Pass-Through Rate on such uncertificated interest was equal to the related Uncertificated REMIC I Pass-Through Rate and the notional amount of such uncertificated interest was equal to the related Uncertificated REMIC I IO Notional Amount; provided, that any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Certificates pursuant to Sections 4.02(a) and 4.05 hereof shall be allocated to the Uncertificated REMIC I Regular Interests for which such Certificates are the Corresponding Certificated Interests.

        Uncertificated REMIC I IO Notional Amount: With respect to each Uncertificated REMIC I IO Regular Interest, the aggregate Stated Principal Balance of the related Non-Discount Mortgage Loan.

        Uncertificated REMIC I IO Regular Interests: The 754 uncertificated partial undivided beneficial ownership interests in REMIC I, each relating to a Mortgage Loan with a Net Mortgage Rate in excess of 7.00%, each having no principal balance, and each bearing interest at the respective Uncertificated REMIC I Pass-Through Rate on the Uncertificated REMIC I IO Notional Amount.

        Uncertificated REMIC I Pass-Through Rate: With respect to each of the Uncertificated REMIC I Regular Interests V, W, X and Y, 7.00%, 7.00%, 7.00% and 0.00%, respectively. With respect to the Uncertificated REMIC I IO Regular Interests, an amount equal to the Pool Strip Rate for the related Mortgage Loan.

        Uncertificated REMIC I Regular Interest V: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the aggregate Certificate Principal Balance of the Class A-3
Certificates,   Class  A-4  Certificates,  Class  A-5  Certificates,  Class  A-6
Certificates,   Class  A-7  Certificates,  Class  A-8  Certificates,  Class  M-1
Certificates, Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates and Class R-II Certificates, and which bears interest at a rate equal to 7.00% per annum.

        Uncertificated REMIC I Regular Interest W: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the aggregate Certificate Principal Balance of the Class A-1 Certificates, and which bears interest at a rate equal to 7.00% per annum.

        Uncertificated REMIC I Regular Interest X: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the aggregate Certificate Principal Balance of the Class A-2 Certificates, and which bears interest at a rate equal to 7.00% per annum.

        Uncertificated REMIC I Regular Interest Y: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the aggregate Certificate Principal Balance of the Class A-P Certificates, and which bears interest at a rate equal to 0.00% per annum.

        Uncertificated REMIC I Regular Interests: Uncertificated REMIC I Regular Interest V, Uncertificated REMIC I Regular Interest W, Uncertificated REMIC I Regular Interest X, Uncertificated REMIC I Regular Interest Y and the Uncertificated REMIC I IO Regular Interests.

        Uncertificated REMIC I IO Regular Interest Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I IO Regular Interest for such Distribution Date pursuant to Section 10.04(a).

        Uncertificated  REMIC I Regular  Interest V  Distribution  Amount:  With
respect  to  any  Distribution  Date,  the  sum  of  the  amounts  deemed  to be distributed on the Uncertificated REMIC I Regular Interest V for such Distribution Date pursuant to Section 10.04(a).

        Uncertificated  REMIC I Regular  Interest W  Distribution  Amount:  With
respect  to  any  Distribution  Date,  the  sum  of  the  amounts  deemed  to be distributed on the Uncertificated REMIC I Regular Interest W for such Distribution Date pursuant to Section 10.04(a).

        Uncertificated  REMIC I Regular  Interest X  Distribution  Amount:  With
respect  to  any  Distribution  Date,  the  sum  of  the  amounts  deemed  to be distributed on the Uncertificated REMIC I Regular Interest X for such Distribution Date pursuant to Section 10.04(a).

        Uncertificated  REMIC I Regular  Interest Y  Distribution  Amount:  With
respect  to  any  Distribution  Date,  the  sum  of  the  amounts  deemed  to be distributed on the Uncertificated REMIC I Regular Interest Y for such Distribution Date pursuant to Section 10.04(a).

        Uncertificated  REMIC  I  Regular  Interest  Distribution  Amounts:  The
Uncertificated   REMIC  I  Regular   Interest   V   Distribution   Amount,   the
Uncertificated   REMIC  I  Regular   Interest   W   Distribution   Amount,   the
Uncertificated   REMIC  I  Regular   Interest   X   Distribution   Amount,   the
Uncertificated REMIC I Regular Interest Y Distribution Amount and the Uncertificated REMIC I IO Regular Interest Distribution Amount.

        Section 1.02  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

          Section 2.01 Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

          Section 2.02 Acceptance by Trustee. (See Section 2.02 of the Standard Terms)

          Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Company.

               (a) For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.

               (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                      (i) No  Mortgage  Loan is 30 or more  days  Delinquent  in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

                      (ii) The  information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

                      (iii) The Mortgage Loans are fully-amortizing,  fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

                      (iv) To the best of the Company's knowledge, except in the case of three Mortgage Loans representing approximately 0.3% of the Mortgage Loans, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures that (a) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (b) at least 25% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01%, and (c) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder. 0.6% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date will be secured by Pledged Assets in addition to the related Mortgaged Property and in lieu of any Primary Insurance Policy;

                      (v) The  issuers of the  Primary  Insurance  Policies  are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

                      (vi) No more than 1.0% of the Mortgage  Loans by aggregate
               Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.8% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

                      (vii) The improvements  upon the Mortgaged  Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

                      (viii) Immediately prior to the assignment of the Mortgage
               Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

                    (ix) 12.59% of the Mortgage Loans were underwritten  under a reduced loan documentation program;

                      (x) Each  Mortgagor  represented  in its loan  application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

                    (xi) None of the Mortgage Loans are Buydown Mortgage Loans;

                      (xii) Each Mortgage Loan constitutes a qualified  mortgage under Section  860G(a)(3)(A) of the Code and Treasury Regulations
               Section 1.860G-2(a)(1);

                      (xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

                      (xiv)  None of the Mortgage Loans are Cooperative Loans;

                      (xv) With respect to each Mortgage Loan originated under a
               "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged

               Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan- to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

                    (xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

                    (xvii) One of the  Mortgage  Loans  contains  in the related
               Mortgage File a Destroyed Mortgage Note; and

                    (xviii)0.6%  of  the  Mortgage  Loans  by  aggregate  Stated
               Principal Balance as of the Cut-off Date are Pledged Asset Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04 Representations and Warranties of Sellers. (See Section 2.04 of the Standard Terms)

Section 2.05 Execution and Authentication of Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS
                     (See Article III of the Standard Terms)

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

     Section 4.01 Certificate Account. (See Section 4.01 of the Standard Terms)

        Section 4.02  Distributions.

               (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b) below), in each case to the extent of the Available Distribution Amount:

                      (i) to the Senior  Certificates  (other than the Principal
               Only Certificates, and prior to the related Accretion Termination Date, the related Accrual Certificates, to the extent of the related Accrual Distribution Amount) on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the "Senior Interest Distribution Amount"); and

                      (ii) (X) to the  Class  A-P  Certificates,  the  Class A-P
               Principal Distribution Amount (as defined in Section 4.02(b)(i) herein); and

                             (Y) to the  Senior  Certificates  (other  than  the
               Class A-P Certificates), in the priorities and amounts set forth in Section 4.02(b)(ii) through Section 4.02(b)(vii), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

                             (A) the  Senior  Percentage  for such  Distribution
                      Date times the sum of the following:

                                    (1) the  principal  portion of each  Monthly
                             Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                                    (2)  the  Stated  Principal  Balance  of any
                             Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b) of the Standard Terms) pursuant to Sections 2.02, 2.04 or 4.07 of the Standard Terms and Section 2.03 of the Standard Terms and this Series Supplement, and the amount of any shortfall deposited in the
                             Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
                             Section 2.04 of the Standard Terms or Section 2.03 of the Standard Terms and this Series Supplement, during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

                                    (3)  the  principal  portion  of  all  other
                             unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in
                             Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the preceding calendar month (or deemed to have been so received in accordance with
                             Section 3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

                             (B) with respect to each  Mortgage Loan for which a
                      Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or

                      Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and
                      (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section
                      3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this Series Supplement);

                             (C) the Senior Accelerated  Distribution Percentage
                      for such Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage
                      Loan);

                         (D) any Excess  Subordinate  Principal  Amount for such
                    Distribution Date; and

                             (E) any amounts  described in  subsection  (ii)(Y),
                      clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates;

                      (iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

                      (iv) to the  Holders  of the Class M-1  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (v) to the  Holders  of the  Class  M-1  Certificates,  an
               amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such

               Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

                      (vi) to the  Holders  of the Class M-2  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (vii) to the  Holders  of the Class M-2  Certificates,  an
               amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and
               (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

                      (viii) to the Holders of the Class M-3  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (ix) to the  Holders  of the  Class M-3  Certificates,  an
               amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

                      (x) to the  Holders  of the  Class B-1  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (xi) to the  Holders  of the  Class B-1  Certificates,  an
               amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

                      (xii) to the  Holders of the Class B-2  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (xiii) to the  Holders of the Class B-2  Certificates,  an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

                      (xiv) to the  Holders  of the Class B-3  Certificates,  an
               amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a) (xv) of this Series Supplement are insufficient therefor;

                      (xv) to the  Holders  of the  Class B-3  Certificates,  an
               amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

                      (xvi) to the  Senior  Certificates,  in the  priority  set forth in Section 4.02(b) of this Series Supplement, the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

                    (xvii) to the Class R-II Certificates,  the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master
Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

               (b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

                      (i) to the Class A-P  Certificates,  until the Certificate
               Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

                             (A) the related Discount  Fraction of the principal
                      portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                             (B) the related Discount  Fraction of the principal
                      portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b) of the Standard Terms) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                             (C) in connection with the Cash  Liquidation or REO
                      Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

                             (D) any  amounts  allocable  to  principal  for any
                      previous Distribution Date (calculated pursuant to clauses
                      (A) through (C) above) that remain undistributed; and

                             (E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

                      (ii) an amount equal to the Class A-7 Accrual Distribution
               Amount shall be distributed to the Class A-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      (iii) an amount equal to the Class A-8 Accrual Distribution Amount shall be distributed to the Class A-3 Certificates, Class A-4 Certificates and Class A-7 Certificates, with such amount to be allocated to such Certificates in the manner and priority set forth in clauses (iv)(E)(1) and (2) below;

                      (iv) an amount equal to the Class A-6 Accrual Distribution
               Amount shall be distributed to the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-7 Certificates and Class A-8 Certificates, with such amount to be allocated to such Certificates in the manner and priority set forth in clauses (vi)(B) through (F) below;

                      (v) the  Senior  Principal  Distribution  Amount  shall be distributed concurrently, to the Class R-I Certificates and Class R-II Certificates, on a pro rata basis in accordance with their respective outstanding Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero;

                      (vi) the balance of the Senior Principal Distribution Amount remaining after the distribution described in clause (v) above shall be distributed in the following manner and priority:

                             (A) first, to the Lockout Certificates in reduction
                      of the Certificate Principal Balance thereof, in an amount equal to the sum of the following:

                                    (1) the Lockout Scheduled  Percentage of the
                             Lockout Certificates' share (based on the Certificate Principal Balance thereof plus $23,250,000, relative to the aggregate Certificate Principal Balance of all classes of Senior Certificates (other than the Class A-P Certificates)) of the aggregate of amounts described in clauses (ii)(Y)(A), (B) and (E) (to the extent clause (E) relates to clauses (A) and
                             (B)) of Section 4.02(a) (after application of the Senior Percentage and Senior Accelerated Distribution Percentage); and

                                    (2) the Lockout Prepayment Percentage of the
                             Lockout Certificates' share (based on the Certificate Principal Balance thereof plus $23,250,000, relative to the aggregate Certificate Principal Balance of all classes of Senior Certificates (other than the Class A-P

                             Certificates)) of the aggregate of amounts described in clauses (ii)(Y)(C) of Section 4.02(a) (after application of the Senior Percentage and without application of the Senior Accelerated Distribution Percentage);

                             provided that, if the aggregate of the amounts set forth in clauses (ii)(Y)(A), (B), (C) and (E) of
                             Section 4.02(a) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and the Class A-P Distribution Amount have been distributed, the amount paid to the Lockout Certificates pursuant to this clause (vi)(A) shall be reduced by an amount equal to the Lockout Certificates' pro rata share (based on the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of the Senior
                             Certificates (other than the Class A-P Certificates)) of such difference;

                             (B)   second,   sequentially,   to  the  Class  A-1
                      Certificates  and  Class  A-2   Certificates,   until  the
                      aggregate of the Certificate Principal Balances of the Class A-1 Certificates and Class A-2 Certificates has been reduced to the Aggregate Planned Principal Balance for such Distribution Date;

                             (C) third, to the Class A-3 Certificates, Class A-4
                      Certificates  and  Class  A-7   Certificates,   until  the
                      aggregate of the Certificate Principal Balances of the Class A-3 Certificates, Class A-4 Certificates and Class A-7 Certificates has been reduced to the Aggregate Scheduled Principal Balance for such Distribution Date, concurrently on a pro rata basis, in accordance with the respective aggregate outstanding Certificate Principal Balances of such Classes of Certificates, as follows:

                         (1)  to  the   Class   A-3   Certificates,   until  the
                    Certificate Principal Balance thereof has been reduced to zero; and

                         (2)  to  the  Class  A-4  Certificates  and  Class  A-7
                    Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero;

                             (D) fourth,  to the Class A-8  Certificates,  until
                      the Certificate Principal Balance thereof has been reduced to zero;

                             (E) fifth, to the Class A-3 Certificates, Class A-4
                      Certificates and Class A-7 Certificates, without regard to the Aggregate Scheduled Principal Balance for such Distribution Date, concurrently on a pro rata basis, in accordance with the respective aggregate outstanding Certificate Principal Balances of such Classes of Certificates, as follows:

                         (1)  to  the   Class   A-3   Certificates,   until  the
                    Certificate Principal Balance thereof has been reduced to zero; and

                         (2) to the Class A-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and then to the Class A-7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                             (F) sixth, sequentially, to the Class A-1 Certificates and Class A-2 Certificates, without regard to the Aggregate Planned Principal Balance for such Distribution Date, in each case until the Certificate Principal Balance thereof has been reduced to zero; and

                             (G) seventh,  to the Class A-6 Certificates,  until
                      the Certificate Principal Balance thereof has been reduced to zero; and

                      (vii) the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses
        (vi)(A) through (G) above shall be distributed to the Lockout Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

               (c) On or after the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-P Certificates, (ii) the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.

               (d) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P Certificates, Class A-V Certificates, Class M Certificates and Class B Certificates, in each case as described herein.

               (e) On each Distribution Date prior to the Class A-7 Accretion Termination Date, an amount equal to the Accrued Certificate Interest that would otherwise be distributed on the Class A-7 Certificates shall be added to Certificate Principal Balance of the Class A-7 Certificates. On or after the Class A-7 Accretion Termination Date, the entire amount of Accrued Certificate Interest on the Class A-7 Certificates for such Distribution Date shall be payable to the Class A-7 Certificateholders pursuant to Section 4.02(a)(i) of this Series Supplement to the extent not required to reduce the Certificate Principal Balance of the Class

        A-4 Certificates to zero on such Accretion Termination Date; provided that if the Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest on the Class A-7 Certificates for such Distribution Date will be paid to the Class A-7 Certificateholders. Any such Accrued Certificate Interest on the Class A-7 Certificates which is required to be paid to the holders of the Class A-4 Certificates on the Class A-7 Accretion Termination Date will be added to the Certificate Principal Balance of the Class A-7 Certificates in the manner described in the first sentence of this
        Section 4.02(e).

               (f) On each  Distribution  Date prior to the Class A-8  Accretion
        Termination Date, an amount equal to the Accrued Certificate Interest that would otherwise be distributed on the Class A-8 Certificates shall be added to Certificate Principal Balance of the Class A-8 Certificates. On or after the Class A-8 Accretion Termination Date, the entire amount of Accrued Certificate Interest on the Class A-8 Certificates for such Distribution Date shall be payable to the Class A-8 Certificateholders pursuant to Section 4.02(a)(i) of this Series Supplement to the extent not required to reduce the aggregate Certificate Principal Balance of the Class A-3 Certificates, Class A-4 Certificates and Class A-7 Certificates to zero on such Accretion Termination Date; provided that if the Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest on the Class A-8 Certificates for such Distribution Date will be paid to the Class A-8 Certificateholders. Any such Accrued Certificate Interest on the Class A-8 Certificates which is required to be paid to the holders of the Class A-3 Certificates, Class A-4 Certificates and Class A-7 Certificates on the Class A-7 Accretion Termination Date will be added to the Certificate Principal Balance of the Class A-8 Certificates in the manner described in the first sentence of this Section 4.02(f).

               (g) On each Distribution Date prior to the Class A-6 Accretion Termination Date, an amount equal to the Accrued Certificate Interest that would otherwise be distributed on the Class A-6 Certificates shall be added to Certificate Principal Balance of the Class A-6 Certificates. On or after the Class A-6 Accretion Termination Date, the entire amount of Accrued Certificate Interest on the Class A-6 Certificates for such Distribution Date shall be payable to the Class A-6 Certificateholders pursuant to Section 4.02(a)(i) of this Series Supplement to the extent not required to reduce the aggregate Certificate Principal Balance of the Class A-1 Certificates and Class A-2 Certificates to zero on such Accretion Termination Date; provided that if the Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest on the Class A-6 Certificates for such Distribution Date will be paid to the Class A-6 Certificateholders. Any such Accrued Certificate Interest on the Class A-6 Certificates which is required to be paid to the holders of the Class A-1 Certificates and Class A-2 Certificates on the Class A-6 Accretion Termination Date will be added to the Certificate Principal Balance of the Class A-6 Certificates in the manner described in the first sentence of this Section 4.02(g).

               (h) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized

        Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan
        (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments were protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (i) with respect to the Certificates of any Class (other than the Class A-V Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, to the Class A-V Certificates or any Subclass thereof in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

               (i) Each  distribution  with respect to a Book-Entry  Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

               (j) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to
        Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

     Section 4.03 Statements to Certificateholders. (See Section 4.03(a) through
          (d) of the Standard Terms and Exhibit Three attached hereto)

        (e) The Trustee will make the reports referred to in this Section 4.03 (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders and other parties to the Agreement via the Trustee's website, which is presently located at www.abs.bankone.com. Persons that are unable to use the above website are entitled to have a paper copy mailed to them via first class mail by calling the Trustee at (800) 524-9472. The Trustee shall have the right to change the way the reports referred to in this Section 4.03 are distributed in order to make such distribution more convenient and/or more accessible to the above parties and to the Certificateholders. The Trustee shall provide timely and adequate notification to all the parties mentioned above and to the Certificateholders regarding any such change.

     Section 4.04 Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

     Section 4.05 Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate

Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all the Senior Certificates (other than the Class A-P Certificates) on a pro rata basis, as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses, Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below. The principal portion of such Realized Losses on the Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the Discount Fraction thereof and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss; provided that, in determining the Certificate Principal Balance of the Accrual Certificates for the purpose of allocating any portion of a Realized Loss thereto, the Certificate Principal Balance of the Accrual Certificates shall be deemed to be equal to the lesser of
(a) the original Certificate Principal Balance of such Certificate and (b) the Certificate Principal Balance of such Certificate prior to giving effect to distributions made on such Distribution Date. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage
Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

     Section 4.06 Reports of Foreclosures and Abandonment of Mortgaged Property. (See Section 4.06 of the Standard Terms)

     Section 4.07 Optional  Purchase of Defaulted  Mortgage Loans.  (See Section
          4.07 of the Standard Terms)

     Section 4.08 Distributions on the Uncertificated Class A-V REMIC Regular Interests.

        (a) On each Distribution Date, the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated Class A-V REMIC Regular Interests, Uncertificated Class A-V REMIC Accrued Interest on the Uncertificated Class A-V REMIC Regular Interests for such Distribution Date, plus any Uncertificated Class A-V REMIC Accrued Interest thereon remaining unpaid from any previous Distribution Date.

        (b) In determining from time to time the Uncertificated Class A-V REMIC Regular Interest Distribution Amounts, Realized Losses allocated to the Class A-V Certificates under Section 4.05 shall be deemed allocated to Uncertificated Class A-V REMIC Regular Interests on a pro rata basis based on the Uncertificated Class A-V REMIC Accrued Interest for the related Distribution Date.

        (c) On each Distribution Date, the Trustee shall be deemed to distribute from the Trust Fund, in the priority set forth in Sections 4.02(a), to the Class A-V Certificates, the amounts distributable thereon from the Uncertificated Class A-V REMIC Regular Interest Distribution Amounts deemed to have been received by the Trustee from the Trust Fund under this Section 4.08. The amount deemed distributable hereunder with respect to the Class A-V Certificates shall equal 100% of the amounts payable with respect to the Uncertificated Class A-V REMIC Regular Interests.

        (d) Notwithstanding the deemed distributions on the Uncertificated Class A-V REMIC Regular Interests described in this Section 4.08, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

                                    ARTICLE V

                                THE CERTIFICATES
                      (See Article V of the Standard Terms)

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER
                     (See Article VI of the Standard Terms)

                                   ARTICLE VII

                                     DEFAULT
                     (See Article VII of the Standard Terms)

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE
                    (See Article VIII of the Standard Terms)

                                   ARTICLE IX

                                   TERMINATION
                     (See Article IX of the Standard Terms)

                                    ARTICLE X

                                REMIC PROVISIONS

     Section 10.01 REMIC  Administration.  (See  Section  10.01 of the  Standard
          Terms)

     Section  10.02   Master   Servicer;   REMIC   Administrator   and   Trustee
          Indemnification. (See Section 10.02 of the Standard Terms)

        Section 10.03 Designation of REMIC(s).

        The REMIC Administrator will make elections to treat each of REMIC I and REMIC II, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund) as a REMIC for federal income tax purposes.

        The Uncertificated REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interest" in the REMIC I. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9,
Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in REMIC II, and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined in the Standard Terms) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c) of the Standard Terms, any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

        Section 10.04 Distributions on the Uncertificated REMIC I Regular Interests.

        (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the following amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

             (i) Uncertificated REMIC I Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any Uncertificated REMIC I Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

            (ii) In accordance with the priority set forth in Section 10.04(b), an amount equal to the sum of the amounts in respect of principal distributable on the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-P Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates and Class R-II Certificates under Section 4.02(a), as allocated thereto pursuant to
        Section 4.02(b).

        (b) The amount described in Section 10.04(a)(ii) shall be deemed distributed to (i) Uncertificated REMIC I Regular Interest V, (ii) Uncertificated REMIC I Regular Interest W, (iii) Uncertificated REMIC I Regular Interest X, and (iii) Uncertificated REMIC I Regular Interest Y with the amount to be distributed allocated among such interests in accordance with the priority assigned to the (i) Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates, (ii) Class A-1 Certificates, (iii) Class A-2 Certificates and
(iv) Class A-P Certificates, respectively, under Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

        (c)  The  portion  of  the  Uncertificated   REMIC  I  Regular  Interest
Distribution Amounts described in Section 10.04(a)(i) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I Certificates under Section 4.02(b).

        (d) In determining from time to time the Uncertificated REMIC I Regular Interest Distribution Amounts, Realized Losses allocated to the Certificates shall be allocated to Uncertificated REMIC I Regular Interests in the same amounts and priorities as allocated to the Corresponding Certificated Interests.

        (e) On each Distribution Date, the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Section 4.02(a), to the Class A-V Certificates, the amounts distributable thereon from the Uncertificated REMIC I Regular Interest Distribution Amounts deemed to have been received by REMIC II from REMIC I under this Section 10.04. The amount deemed distributable hereunder with respect to the Class A-V Certificates shall equal 100% of the amounts payable with respect to the Uncertificated Class A-V REMIC Regular Interests.

        (f) Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

        Section 10.05 Compliance with Withholding Requirements.

        Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original interest discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     Section 11.01 Amendment. (See Section 11.01 of the Standard Terms)

     Section 11.02 Recordation of Agreement. Counterparts. (See Section 11.02 of the Standard Terms)

     Section 11.03  Limitation  on Rights of  Certificateholders.  (See  Section
          11.03 of the Standard Terms)

     Section 11.04 Governing Laws. (See Section 11.04 of the Standard Terms)

     Section 11.05 Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:


           Recipient                                        Address

                                 8400 Normandale Lake Boulevard
                                 Suite 250, Minneapolis, Minnesota  55437,
Company                          Attention:  President
                                 2255 N. Ontario Street, Suite 400
                                 Burbank, California 91504-2130,
Master Servicer                  Attention:  Managing Director/Master Servicing
                                 Corporate Trust Office
                                 The Trustee  designates its offices  located at
                                 14 Wall  Street,  8th Floor New York,  New York
                                 10005, for the purposes of Section 8.12
Trustee                          of the Standard Terms
                                 One State Street Plaza
Fitch                            New York, New York 10004
                                 99 Church Street
Moody's                          New York, New York 10007



Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 11.06  Required  Notices  to Rating  Agency and  Subservicer.  (See
          Section 11.06 of the Standard Terms)

     Section 11.07 Severability of Provisions. (See Section 11.07 of the Standard Terms)

     Section 11.08 Supplemental  Provisions for  Resecuritization.  (See Section
          11.08 of the Standard Terms)

     Section 11.09 Allocation of Voting Rights.

        97% of all Voting Rights shall be allocated among Holders of Certificates, other than the Class A-9 Certificates, Class A-V Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates, 1.0% of all Voting Rights shall be allocated among the Holders of the Class A-2 Certificates, 1.0% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates in accordance with their respective Percentage Interests; and 0.5% and 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-I Certificates and Class R-II Certificates, respectively, in accordance with their respective Percentage Interests.

                                   ARTICLE XII

                                   [RESERVED]

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


[Seal]                                          RESIDENTIAL FUNDING MORTGAGE
                                                        SECURITIES I, INC.

Attest:                                         By:
        ---------------------------------------
        Name:  Lisa Lundsten                            Name:  Randy Van Zee
        Title:   Vice President                         Title:    Vice President



[Seal]
                                                RESIDENTIAL FUNDING CORPORATION

Attest:                                         By:
        ---------------------------------------
        Name:  Randy Van Zee                            Name:  Lisa Lundsten
        Title:   Director                               Title: Managing Director



[Seal]                                          BANK ONE, NATIONAL ASSOCIATION
                                                                  as Trustee

Attest:
        ---------------------------------------
        Name:                                   By:
        Title:                                          Name:   Faye Wright
                                                        Title:  Vice President

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

               On the 29th day of March, 2001 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    Notary Public

                                                    -----------------

[Notarial Seal]

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

               On the 29th day of March, 2001 before me, a notary public in and for said State, personally appeared Lisa Lundsten, known to me to be a Managing Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    Notary Public

                                                    ------------------

[Notarial Seal]

STATE OF ILLINOIS               )
                                ) ss.:
COUNTY OF COOK                  )

               On the 29th day of March, 2001 before me, a notary public in and for said State, personally appeared Faye Wright, known to me to be a Vice President of Bank One, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    Notary Public

                                                    -------------------


[Notarial Seal]

                                   EXHIBIT ONE
                             MORTGAGE LOAN SCHEDULE




  RUN ON     : 03/23/01           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 08.57.03           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RFMSI 2001-S5                                  CUTOFF : 03/01/01
  POOL       : 0004488
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  --------------------------------------------------------------------------
      2000211                              .2500
      331,620.72                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      3373530                              .2500
      216,884.60                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450

      3771032                              .2500
      186,852.97                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.0000                        1.4200

      3787032                              .2500
      108,402.16                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      3809938                              .2500
      364,875.58                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.0000                        1.1700

      3814900                              .2500
      373,612.55                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.0000                        1.1700
1



      3818555                              .2500
      146,083.22                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.0000                        1.5450

      3826449                              .2500
       84,843.03                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      3827548                              .2500
      130,587.17                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450

      3828544                              .3750
      137,629.89                           .0300
            7.1250                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      3828682                              .5000
      358,744.88                           .0800
            7.8750                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      3873755                              .2500
      332,315.05                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      3890821                              .2500
      289,271.41                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450

      3895770                              .2500
       63,427.61                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700
1



      3897118                              .2500
       42,481.57                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      3905220                              .2500
      251,665.52                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      3905268                              .2500
      288,939.11                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      3930488                              .2500
      175,546.43                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      3934666                              .2500
       59,625.32                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.0000                        1.5450

      3939762                              .2500
      339,145.78                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450

      3945914                              .2500
      293,541.55                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      3954724                              .2500
      604,278.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450
1



      3965274                              .2500
      298,916.79                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      3966909                              .2500
      297,689.32                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      3998633                              .2500
      306,037.39                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4002818                              .2500
       63,025.08                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.0000                        1.2950

      4007587                              .2500
      275,324.32                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4013203                              .2500
      318,062.66                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4013350                              .2500
      424,138.78                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4016183                              .2500
      379,268.06                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200
1



      4031696                              .5000
      348,224.55                           .0300
            6.8750                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      4036228                              .2500
      375,711.07                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.0000                        1.1700

      4041587                              .2500
      395,324.54                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      4048353                              .2500
      448,531.07                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4061294                              .2500
      349,552.09                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4068221                              .2500
      548,546.22                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4078345                              .2500
      318,377.36                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4078347                              .2500
      305,040.66                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.0000                        1.1700
1



      4089649                              .2500
      299,293.66                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4090825                              .2500
      594,596.71                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4094546                              .2500
      599,084.09                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4096552                              .2500
      302,372.33                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450

      4108566                              .2500
      306,017.79                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450

      4115770                              .2500
       61,459.77                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4121918                              .2500
      447,890.54                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4121941                              .2500
      257,527.77                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.0000                        1.1700
1



      4134372                              .2500
      352,500.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4135366                              .2500
      423,715.51                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4135880                              .2500
      109,859.23                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4139985                              .2500
      291,408.31                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4145865                              .2500
      484,800.00                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      4146303                              .2500
      371,737.45                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4147281                              .2500
      399,751.38                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450

      4147367                              .2500
      499,647.11                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200
1



      4148417                              .2500
      327,351.96                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4151189                              .2500
      359,450.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4151361                              .2500
      172,381.28                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4151852                              .2500
      494,667.86                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4153643                              .2500
      288,920.36                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4155668                              .2500
      136,695.12                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4158123                              .2500
      342,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4158486                              .2500
      399,595.70                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450
1



      4159669                              .2500
      352,519.25                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4164861                              .2500
       51,170.54                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.0000                        1.4200

      4166478                              .2500
      287,791.55                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4166882                              .2500
      622,260.50                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4169223                              .2500
      283,818.90                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4169945                              .2500
       56,959.77                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4171276                              .2500
      449,657.58                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4171893                              .2500
      944,298.67                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700
1



      4173998                              .2500
      344,737.48                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4174470                              .2500
      281,386.95                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4178137                              .2500
      369,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4179035                              .2500
      407,726.24                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4179519                              .2500
      424,714.83                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4181930                              .2500
      349,733.68                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4182801                              .2500
      498,348.02                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4184996                              .2500
      332,965.78                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950
1



      4187224                              .2500
      334,909.79                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4187746                              .2500
      431,695.10                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4189151                              .2500
      535,649.38                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4190051                              .2500
      404,684.07                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4190052                              .2500
      335,731.31                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      4190139                              .2500
      310,701.75                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4191805                              .2500
      360,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4192606                              .2500
      299,575.15                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200
1



      4193450                              .2500
      134,899.81                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4194054                              .2500
      352,757.07                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4195505                              .2500
      399,757.67                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.0000                        1.1700

      4199574                              .2500
      360,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4201198                              .2500
      340,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4202170                              .2500
      605,074.91                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4202674                              .2500
      327,993.94                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4204248                              .2500
      199,604.87                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950
1



      4204302                              .2500
      289,381.97                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4208158                              .2500
      328,749.66                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4211754                              .2500
      436,500.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4211858                              .2500
      447,659.11                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4212763                              .2500
      366,241.33                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4213882                              .2500
      316,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4215084                              .2500
      999,361.33                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4216324                              .2500
      365,741.68                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200
1



      4217808                              .2500
      368,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4217932                              .2500
      373,736.04                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4218102                              .2500
      345,700.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4218349                              .2500
      329,367.37                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4219092                              .2500
      284,803.86                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4220155                              .2500
      574,245.19                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4220240                              .2500
      430,396.01                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4220681                              .2500
      399,617.76                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200
1



      4220786                              .2500
      399,744.93                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4221371                              .2500
      460,149.60                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4222082                              .2500
      379,731.80                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4222690                              .2500
      699,411.91                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      4223436                              .2500
      126,700.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4223543                              .2500
      299,606.17                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4224036                              .2500
      327,796.13                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450

      4224450                              .2500
      305,496.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950
1



      4224870                              .2500
      598,552.01                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      4226084                              .2500
      361,073.86                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4226175                              .2500
      347,754.38                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4226654                              .2500
      168,680.86                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4227096                              .2500
      241,900.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4228659                              .2500
      279,520.20                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4228757                              .2500
      510,463.49                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4229137                              .2500
      433,537.19                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450
1



      4229276                              .2500
      315,247.70                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      4229286                              .2500
      357,753.63                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4230121                              .2500
      380,210.47                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4230439                              .2500
      619,694.21                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4231019                              .2500
      430,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4231234                              .2500
      410,400.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4234018                              .2500
      319,356.81                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4234150                              .2500
      345,750.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450
1



      4236807                              .2500
      352,607.79                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      4236918                              .2500
      300,088.05                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4237146                              .2500
      645,908.15                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4239937                              .2500
      200,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4242089                              .2500
      148,300.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4243020                              .2500
      330,000.00                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      4245710                              .2500
      359,719.17                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4245758                              .2500
      299,788.26                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200
1



      4245792                              .2500
      191,613.81                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4246402                              .2500
      499,647.11                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4246759                              .2500
      341,600.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4250001                              .2500
      372,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4250234                              .2500
      649,517.61                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4250274                              .2500
      401,604.96                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4250352                              .2500
      363,729.86                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4251189                              .2500
      338,000.00                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000
1



      4251303                              .2500
      160,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4251492                              .2500
      329,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4251651                              .2500
      439,200.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4255830                              .2500
      425,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4256168                              .2500
      332,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4256431                              .2500
      341,770.53                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4256469                              .2500
      334,745.09                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4256612                              .2500
      387,422.30                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700
1



      4257467                              .2500
      353,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4258811                              .2500
      298,039.50                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4259038                              .2500
      155,690.04                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4259088                              .2500
      313,424.17                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4259122                              .2500
      404,721.28                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4259140                              .2500
      332,764.97                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4259206                              .2500
      350,732.92                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4259677                              .2500
      410,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000
1



      4260582                              .2500
      390,724.04                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4260709                              .2500
      389,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4263646                              .2500
      311,768.45                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4263820                              .2500
      295,801.39                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4263947                              .2500
      447,659.10                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4263975                              .2500
      390,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4264058                              .2500
      365,971.31                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4264206                              .2500
      534,782.49                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000
1



      4266485                              .2500
      461,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4266902                              .2500
      308,000.00                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      4267629                              .2500
      428,400.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4267641                              .2500
      479,625.55                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4267900                              .2500
      314,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4268124                              .2500
    1,000,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4268546                              .2500
      310,000.00                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      4268610                              .2500
      310,367.76                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700
1



      4268757                              .2500
      284,122.84                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4268828                              .2500
      401,225.68                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4268894                              .2500
      598,753.09                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4271136                              .2500
      369,610.63                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4271214                              .2500
      649,950.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4271508                              .2500
      293,788.20                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4272017                              .2500
      497,351.95                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      4275500                              .2500
      311,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000
1



      4275733                              .2500
      468,734.06                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4276128                              .2500
      307,715.68                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4277799                              .2500
      420,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4278065                              .2500
      537,387.91                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4278132                              .2500
      342,969.72                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4278202                              .2500
      399,717.68                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4278316                              .2500
      355,767.13                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4278388                              .2500
      374,495.08                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700
1



      4282871                              .2500
      299,788.26                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4283412                              .2500
      311,762.59                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4283466                              .2500
      560,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4287814                              .2500
      364,722.27                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4289111                              .2500
      251,250.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4289424                              .2500
      105,925.18                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4289449                              .2500
      369,718.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4289454                              .2500
      483,952.14                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450
1



      4289955                              .2500
      327,900.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4290074                              .2500
      335,744.33                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4290106                              .2500
      331,997.18                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4291913                              .2500
      419,718.19                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4294385                              .2500
      451,680.99                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4295140                              .2500
      339,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4296713                              .2500
      318,874.39                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4296792                              .2500
       95,687.37                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950
1



      4297899                              .2500
      313,910.95                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4298277                              .2500
      425,135.82                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4298649                              .2500
      539,637.67                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4299016                              .2500
      367,553.21                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4299691                              .2500
      600,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4300614                              .2500
      368,400.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4301735                              .2500
      644,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4301775                              .2500
      450,000.00                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000
1



      4302303                              .2500
      279,702.45                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4303926                              .2500
      339,771.87                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4303939                              .2500
      474,664.75                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4303987                              .2500
      534,822.26                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4304254                              .2500
      649,950.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4304264                              .2500
      168,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4304275                              .2500
      245,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4304285                              .2500
      251,750.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700
1



      4304706                              .2500
      395,727.48                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4304707                              .2500
      424,300.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4304710                              .2500
      659,545.79                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4304723                              .2500
      339,965.87                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4304724                              .2500
      350,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4305709                              .2500
      291,808.99                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4305875                              .2500
      446,578.14                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4306186                              .2500
      419,569.40                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950
1



      4306823                              .2500
      498,934.44                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4306978                              .2500
      558,893.61                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4307145                              .2500
      333,388.42                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4307247                              .2500
      359,625.94                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4307404                              .2500
      352,085.09                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4307457                              .2500
      310,193.79                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4307498                              .2500
      339,275.43                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4307737                              .2500
      283,189.31                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200
1



      4308212                              .2500
      351,168.68                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4308225                              .2500
      892,469.66                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4308333                              .2500
      500,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4308365                              .2500
      309,371.79                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4308519                              .2500
      368,213.63                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4308741                              .2500
      434,118.51                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4308926                              .2500
      285,719.85                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4309003                              .2500
      331,327.23                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700
1



      4309180                              .2500
      379,210.31                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4310354                              .2500
      300,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4310361                              .2500
      300,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4310370                              .2500
      351,000.00                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      4310764                              .2500
      449,110.91                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4310794                              .2500
      292,102.57                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4310873                              .2500
      293,601.89                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4310910                              .2500
      324,253.53                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450
1



      4310949                              .2500
      332,326.86                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4310951                              .2500
      210,135.94                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4310952                              .2500
      563,991.50                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4310954                              .2500
      332,764.96                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4310955                              .2500
      299,625.76                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450

      4310956                              .2500
      301,203.27                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4310957                              .2500
      298,977.94                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4310958                              .2500
      631,149.04                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700
1



      4310959                              .2500
      399,474.91                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4310961                              .2500
      310,581.25                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4310962                              .2500
      327,950.75                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.0000                        1.1700

      4310963                              .2500
      362,299.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4310964                              .2500
      499,343.64                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4310965                              .2500
      399,744.93                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4310966                              .2500
      331,777.23                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4310967                              .2500
      286,802.49                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450
1



      4310970                              .2500
      426,606.20                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4311015                              .2500
      295,237.18                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4311170                              .2500
      389,278.81                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4311271                              .2500
      319,318.06                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4311717                              .2500
      399,188.59                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4311795                              .2500
      326,669.73                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4311851                              .2500
      319,318.06                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4311916                              .2500
      323,359.83                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950
1



      4312038                              .2500
      291,615.04                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.0000                        1.4200

      4312103                              .2500
      309,159.63                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4312174                              .2500
      278,434.65                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4313360                              .2500
      317,458.66                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4313811                              .2500
      343,320.32                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4313995                              .2500
      349,290.75                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4314269                              .2500
      500,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4314531                              .2500
      276,951.74                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950
1



      4314651                              .2500
      357,791.68                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4314763                              .2500
      316,389.40                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4314858                              .2500
      295,576.05                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4314943                              .2500
      379,049.60                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4315447                              .2500
      279,418.10                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4315736                              .2500
      299,422.14                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4315826                              .2500
      272,820.08                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4316101                              .2500
      311,265.38                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000
1



      4316196                              .2500
      329,022.43                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4316265                              .2500
      431,167.87                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4316364                              .2500
      299,422.14                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4316472                              .2500
      312,848.47                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4316560                              .2500
      360,829.39                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4316632                              .2500
      298,961.51                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4316686                              .2500
      379,082.91                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      4316762                              .2500
      299,376.55                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450
1



      4316899                              .2500
      409,788.77                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4317030                              .2500
      335,297.17                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4317166                              .2500
      399,229.52                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4317677                              .2500
      450,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4318681                              .2500
      572,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4319034                              .2500
      297,011.58                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4319130                              .2500
      375,138.26                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4319214                              .2500
      506,970.61                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700
1



      4319313                              .2500
      321,894.44                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450

      4319359                              .2500
      443,122.46                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4319644                              .2500
      332,106.31                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.0000                        1.4200

      4319653                              .2500
      582,400.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4319700                              .2500
      342,622.86                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4319748                              .2500
      288,164.87                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4319855                              .2500
      422,912.75                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4319987                              .2500
      287,416.40                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700
1



      4320355                              .2500
      331,227.46                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4320470                              .2500
      428,973.50                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.0000                        1.2950

      4320546                              .2500
      650,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4320566                              .2500
      331,327.23                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4320630                              .2500
      521,364.25                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4320728                              .2500
      289,332.57                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4321487                              .2500
      443,694.44                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4321825                              .2500
      287,696.79                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200
1



      4322264                              .2500
      319,744.10                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      4322397                              .2500
      364,242.74                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4322825                              .2500
      359,776.23                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450

      4323142                              .2500
      304,800.48                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4323233                              .2500
      353,550.44                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4323412                              .2500
      324,752.71                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4323517                              .2500
      318,225.24                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4323621                              .2500
      303,790.79                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450
1



      4325159                              .2500
      318,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4325369                              .2500
      349,771.05                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4325376                              .2500
      352,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4325396                              .2500
      310,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4325399                              .2500
      460,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4325423                              .2500
      337,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4325425                              .2500
      649,999.00                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      4325839                              .2500
      468,893.07                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950
1



      4326053                              .2500
      291,314.11                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4326134                              .2500
      344,535.48                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4326161                              .2500
      510,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4326226                              .2500
      323,585.38                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4326239                              .2500
      301,766.08                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4326300                              .2500
      376,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4326364                              .2500
      344,785.56                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450

      4326429                              .2500
      393,479.02                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450
1



      4326516                              .2500
      599,192.14                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4326607                              .2500
      309,769.93                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4326824                              .2500
      317,549.65                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4327106                              .2500
      391,736.97                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4327393                              .2500
      449,690.31                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4328934                              .2500
      320,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4331477                              .2500
      735,000.00                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      4331478                              .2500
      430,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450
1



      4331487                              .2500
      380,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4331494                              .2500
      124,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4332250                              .2500
      649,541.24                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4332453                              .2500
      322,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4332794                              .2500
      307,782.62                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4335244                              .2500
      385,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4336352                              .2500
      530,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4337722                              .2500
      384,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200
1



      4337728                              .2500
      300,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4337734                              .2500
      500,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4337736                              .2500
      610,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4337752                              .2500
      630,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4337755                              .2500
      339,400.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4337759                              .2500
      265,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4337765                              .2500
      386,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4337774                              .2500
      386,450.00                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000
1



      4337775                              .2500
      439,500.00                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      4337777                              .2500
      135,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4337870                              .2500
      391,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4338230                              .2500
      612,944.77                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4338546                              .2500
      383,735.73                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4338666                              .2500
      294,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4338982                              .2500
    1,100,000.00                           .0800
            7.4000                         .0000
            7.1500                         .0000
            7.0700                         .0000
            7.0000                         .0700

      4339658                              .2500
       99,633.60                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450
1



      4339665                              .2500
      249,832.26                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4339730                              .2500
      360,710.87                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.0000                        1.1700

      4339774                              .2500
      299,588.41                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4339783                              .2500
      403,700.17                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4339784                              .2500
      309,792.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4339801                              .2500
      319,768.39                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4339835                              .2500
       91,067.58                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.0000                        1.4200

      4339926                              .2500
    1,000,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200
1



      4339979                              .2500
      447,699.40                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4340899                              .2500
      367,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4340900                              .2500
      238,400.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4340906                              .2500
      330,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4340908                              .2500
      533,600.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4340911                              .2500
      465,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4340916                              .2500
      119,600.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4340920                              .2500
      192,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450
1



      4341284                              .2500
      325,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4341285                              .2500
      389,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4345548                              .2500
      360,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4346233                              .2500
      595,440.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4346434                              .2500
      435,500.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4346441                              .2500
      216,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4346455                              .2500
      649,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4347037                              .2500
      525,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700
1



      4348232                              .2500
      319,250.76                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4348358                              .2500
      330,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4348852                              .2500
      335,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4349383                              .2500
      335,744.33                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4349548                              .2500
      650,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4349985                              .2500
      364,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4350203                              .2500
      444,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4351245                              .2500
      299,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450
1



      4352114                              .2500
      330,600.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4352717                              .2500
      364,729.12                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4353306                              .2500
      360,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4354507                              .2500
      399,900.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4354619                              .2500
      315,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4355226                              .2500
      350,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4355287                              .2500
      370,400.00                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      4355394                              .2500
      494,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950
1



      4355481                              .2500
      495,200.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4358279                              .2500
      568,400.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4358285                              .2500
      342,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4358297                              .2500
      245,600.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4358300                              .2500
      336,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4358318                              .2500
      565,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4358322                              .2500
      440,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4358328                              .2500
      300,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000
1



      4358333                              .2500
      115,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4358342                              .2500
      456,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4358344                              .2500
      145,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4358351                              .2500
      506,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4358352                              .2500
      360,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4358618                              .2500
      459,300.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4358684                              .2500
      195,500.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4359788                              .2500
      316,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450
1



      4360859                              .2500
      365,550.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4360905                              .2500
      353,743.79                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4360906                              .2500
      484,166.56                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4360908                              .2500
      295,801.38                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4360909                              .2500
      323,788.05                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4360910                              .2500
      387,746.19                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4360911                              .2500
      297,484.53                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4360913                              .2500
      559,614.61                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450
1



      4360914                              .2500
      355,742.33                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4360916                              .2500
      352,319.39                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4360918                              .2500
      514,937.86                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.0000                        1.1700

      4360919                              .2500
      299,288.62                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4360923                              .2500
      359,752.25                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4360924                              .2500
      449,666.03                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4360926                              .2500
      378,482.67                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4360930                              .2500
      389,724.74                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200
1



      4360932                              .2500
      289,810.30                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4360936                              .2500
      471,649.70                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4360937                              .2500
      146,400.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4360938                              .2500
      324,752.70                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4360940                              .2500
      322,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4360941                              .2500
      371,361.73                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4360942                              .2500
      340,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4360943                              .2500
      474,673.11                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450
1



      4360944                              .2500
      199,287.29                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4360948                              .2500
      369,596.01                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4360951                              .2500
      365,748.12                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4360954                              .2500
      329,784.12                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4360955                              .2500
      454,686.87                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4360956                              .2500
      345,755.79                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4360957                              .2500
      433,685.89                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4360959                              .2500
      311,774.18                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950
1



      4360960                              .2500
      471,475.31                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4360961                              .2500
      334,769.46                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4360964                              .2500
      342,470.05                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4360965                              .2500
      550,790.92                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4360966                              .2500
      329,789.56                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4360968                              .2500
      424,692.39                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4360969                              .2500
      436,017.96                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4360970                              .2500
      415,698.90                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950
1



      4360971                              .2500
      327,768.49                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4360973                              .2500
      322,888.65                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4360974                              .2500
      333,106.60                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4360976                              .2500
      315,198.89                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4360977                              .2500
      293,812.52                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4360979                              .2500
      359,652.88                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4360980                              .2500
      317,775.55                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4360984                              .2500
      302,086.63                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200
1



      4360985                              .2500
       95,932.24                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4360987                              .2500
      217,061.49                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4360988                              .2500
      559,594.68                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4360990                              .2500
      115,827.96                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450

      4360991                              .2500
      451,696.71                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4360995                              .2500
      361,344.78                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4360997                              .2500
      499,299.58                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4360999                              .2500
      399,724.72                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450
1



      4361003                              .2500
      533,673.07                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4361004                              .2500
      483,417.08                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4361005                              .2500
      509,621.50                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4361007                              .2500
      319,762.51                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4361010                              .2500
      527,233.25                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4361016                              .2500
      545,604.83                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4361019                              .2500
      335,201.04                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4361021                              .2500
      499,638.11                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950
1



      4361022                              .2500
       57,562.32                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4361023                              .2500
      169,880.01                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4361028                              .2500
      375,741.24                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4361032                              .2500
      347,748.13                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4361037                              .2500
       66,458.66                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450

      4361038                              .2500
      571,586.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4361039                              .2500
      164,883.53                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4361040                              .2500
      463,655.64                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700
1



      4361042                              .2500
      329,255.46                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4361043                              .2500
      329,767.08                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4361045                              .2500
      311,194.21                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4361046                              .2500
      349,776.82                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4361048                              .2500
      303,779.97                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4361049                              .2500
      482,641.54                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4361052                              .2500
      127,857.39                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4361057                              .2500
      314,783.22                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450
1



      4361060                              .2500
      419,703.57                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4361061                              .2500
      377,746.37                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4361066                              .2500
      339,766.01                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4361067                              .2500
      845,432.35                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4361069                              .2500
      349,746.68                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4361071                              .2500
      319,801.10                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450

      4361073                              .2500
      307,808.56                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450

      4361074                              .2500
      195,861.66                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200
1



      4361075                              .2500
      332,271.17                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4361076                              .2500
      375,613.97                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4361079                              .2500
      239,826.30                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4361080                              .2500
      294,796.99                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4361081                              .2500
      144,892.39                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4361082                              .2500
      399,917.54                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4361083                              .2500
      350,139.95                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4361085                              .2500
      524,156.90                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950
1



      4361088                              .2500
      548,640.88                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4361089                              .2500
      459,683.43                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4361091                              .2500
      422,908.76                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4361092                              .2500
      287,796.73                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4361093                              .2500
      378,611.69                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4361095                              .2500
      646,565.87                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4361096                              .2500
      149,904.35                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4361097                              .2500
      104,426.25                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200
1



      4361098                              .2500
      269,832.19                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450

      4361099                              .2500
      150,404.03                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4361100                              .2500
      389,251.63                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4361101                              .2500
      399,717.68                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4361102                              .2500
      329,778.58                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4361103                              .2500
      404,242.07                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4361104                              .2500
      128,404.64                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4361105                              .2500
      499,681.17                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200
1



      4361107                              .2500
      379,745.02                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4361109                              .2500
      490,170.88                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4361110                              .2500
      649,552.68                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4361111                              .2500
      367,740.27                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4361114                              .2500
      364,748.81                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4361116                              .2500
      311,785.28                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4361117                              .2500
      321,794.67                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4361118                              .2500
      399,763.84                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.0000                        1.2950
1



      4361119                              .2500
      407,676.28                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4361122                              .2500
      382,749.47                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4361126                              .2500
      381,709.33                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4361130                              .2500
      305,794.68                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4361131                              .2500
      607,548.78                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4361132                              .2500
      309,797.22                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4361137                              .2500
      331,771.52                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4361139                              .2500
      383,707.81                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450
1



      4361142                              .2500
      337,767.40                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4361144                              .2500
      302,791.48                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4361149                              .2500
      372,162.53                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4361150                              .2500
      331,753.61                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4361151                              .2500
      534,650.04                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4361152                              .2500
      366,740.98                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4361154                              .2500
      424,676.61                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4361155                              .2500
      195,868.49                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700
1



      4361157                              .2500
      315,782.53                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4361158                              .2500
      402,108.76                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4361160                              .2500
      689,013.36                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4361162                              .2500
      426,213.82                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4361163                              .2500
      280,057.13                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4361164                              .2500
      279,812.13                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4361166                              .2500
      251,822.14                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4361167                              .2500
      327,790.85                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200
1



      4361169                              .2500
      349,752.98                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4361170                              .2500
      533,584.79                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.0000                        1.2950

      4361173                              .2500
      295,785.76                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4361175                              .2500
      406,227.25                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4361176                              .2500
      476,945.78                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4361179                              .2500
      394,741.62                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4361180                              .2500
      416,912.89                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4361181                              .2500
      453,737.52                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450
1



      4361183                              .2500
      338,142.51                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4361186                              .2500
      378,208.67                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4361187                              .2500
      566,419.69                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4361190                              .2500
      239,726.36                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4361216                              .2500
      344,750.30                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4361421                              .2500
      424,692.40                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4361543                              .2500
      288,982.80                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4361581                              .2500
      309,775.63                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950
1



      4361662                              .2500
      607,559.94                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4361813                              .2500
      499,628.93                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4361870                              .2500
      500,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4361969                              .2500
      318,869.04                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4362025                              .2500
      418,112.06                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4362026                              .2500
      544,284.08                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4362039                              .2500
      475,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4362052                              .2500
      343,757.21                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200
1



      4362073                              .2500
      420,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4362187                              .2500
      452,158.78                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4362218                              .2500
      474,638.56                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4362221                              .2500
      527,608.15                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4362255                              .2500
      457,277.03                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4362290                              .2500
      636,327.40                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4362308                              .2500
      331,541.54                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4362341                              .2500
      525,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200
1



      4362370                              .2500
      563,611.86                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4362561                              .2500
      388,121.25                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4362595                              .2500
      387,464.21                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4362723                              .2500
      271,803.13                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4362724                              .2500
      483,649.70                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4362862                              .2500
      391,716.28                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4362949                              .2500
      468,152.31                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4363075                              .2500
      326,169.63                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200
1



      4363106                              .2500
      399,674.75                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4363179                              .2500
      391,716.28                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4363182                              .2500
      383,715.02                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4363258                              .2500
      460,907.68                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4363371                              .2500
      342,830.43                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4363401                              .2500
      391,458.69                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4363600                              .2500
      322,753.70                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4363611                              .2500
      275,535.37                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200
1



      4363616                              .2500
      424,692.40                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4363621                              .2500
      366,293.50                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4363625                              .2500
       99,872.02                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4363626                              .2500
      299,064.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450

      4363669                              .2500
      315,813.43                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.0000                        1.2950

      4363674                              .2500
      359,758.45                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4363675                              .2500
      354,761.81                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4363687                              .2500
      364,520.87                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950
1



      4363702                              .2500
      379,212.85                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4363726                              .2500
      130,160.72                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4363746                              .2500
      295,591.24                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4363764                              .2500
      295,551.05                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4363767                              .2500
    1,010,338.66                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4363783                              .2500
      272,812.12                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4363797                              .2500
      369,745.37                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4363806                              .2500
      389,610.64                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700
1



      4363808                              .2500
      371,737.45                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4363812                              .2500
      315,793.29                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4363817                              .2500
      449,698.06                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4363819                              .2500
      311,774.18                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4363834                              .2500
      304,477.38                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4363837                              .2500
      389,731.61                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4363838                              .2500
      398,152.37                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450

      4363840                              .2500
      399,724.72                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450
1



      4363925                              .2500
      116,427.59                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450

      4365570                              .2500
      400,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4365580                              .2500
      148,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4365587                              .2500
      368,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4365592                              .2500
      595,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4365596                              .2500
      479,500.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4365601                              .2500
      346,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4365617                              .2500
      381,650.00                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000
1



      4366011                              .2500
      285,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4366013                              .2500
      572,900.00                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      4366422                              .2500
      442,500.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4366717                              .2500
      324,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4366894                              .2500
      600,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4367109                              .2500
      544,615.34                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4368026                              .2500
      351,745.23                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4369558                              .2500
      390,956.85                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450
1



      4371659                              .2500
      316,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4371668                              .2500
      505,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4371674                              .2500
      105,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4371675                              .2500
      420,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4371760                              .2500
      255,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4372110                              .2500
      420,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4372821                              .2500
      311,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4373265                              .2500
      399,724.72                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450
1



      4375912                              .2500
      475,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4375915                              .2500
      360,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4376121                              .2500
      374,760.88                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4377113                              .2500
      407,200.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4378277                              .2500
      341,100.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4378287                              .2500
      464,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4378300                              .2500
       83,930.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4378308                              .2500
      352,500.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000
1



      4378317                              .2500
      313,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4378318                              .2500
      399,950.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4378569                              .2500
      332,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4378570                              .2500
      333,800.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4379810                              .2500
      321,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4380028                              .2500
      315,635.07                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.0000                        1.4200

      4380119                              .2500
      460,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4380359                              .2500
      590,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      4380386                              .2500
      572,661.70                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.0000                        1.2950

      4381162                              .2500
      389,738.32                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4381323                              .2500
      537,738.94                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4384218                              .2500
      649,950.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4384224                              .2500
      565,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4384227                              .2500
      112,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4384232                              .2500
      893,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4384234                              .2500
      335,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700
1



      4384240                              .2500
      500,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4384244                              .2500
      298,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4384248                              .2500
       84,650.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4384264                              .2500
      322,500.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4384266                              .2500
      327,300.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4384270                              .2500
      121,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4385493                              .2500
      499,655.90                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4385624                              .2500
      650,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700
1



      4385811                              .2500
      295,791.09                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4386079                              .2500
      328,000.00                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      4387014                              .2500
      359,502.87                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4387350                              .2500
      340,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4387953                              .2500
      449,674.30                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4388178                              .2500
      400,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4388408                              .2500
      538,619.57                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4390921                              .2500
       65,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450
1



      4390923                              .2500
      332,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4390925                              .2500
      537,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4390929                              .2500
      422,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4390937                              .2500
      343,200.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4390941                              .2500
      359,200.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4390948                              .2500
      415,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4390956                              .2500
      127,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4390958                              .2500
      262,500.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950
1



      4391451                              .2500
      311,756.61                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4391516                              .2500
      326,411.18                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.0000                        1.2950

      4391838                              .2500
      535,899.22                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4393547                              .2500
      307,096.34                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4396718                              .2500
      285,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4396723                              .2500
       47,950.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.0000                        1.2950

      4396738                              .2500
      449,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4396746                              .2500
      318,500.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950
1



      4396762                              .2500
      371,400.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4396769                              .2500
      430,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4396780                              .2500
      232,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4396795                              .2500
      649,950.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4396811                              .2500
      569,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4396817                              .2500
      315,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4396832                              .2500
      480,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4396843                              .2500
      360,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950
1



      4396864                              .2500
      400,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4397005                              .2500
      640,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4397110                              .2500
      288,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4397201                              .2500
      556,586.63                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4397260                              .2500
      649,541.24                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4397275                              .2500
      279,424.80                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4397311                              .2500
      402,693.34                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4397523                              .2500
      286,826.13                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.0000                        1.1700
1



      4397573                              .2500
      359,739.44                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4398290                              .2500
      324,552.86                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4399026                              .2500
      312,129.85                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4400039                              .2500
      311,285.63                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4400475                              .2500
      450,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4402367                              .2500
      513,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4402372                              .2500
      300,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4406521                              .2500
      285,982.22                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450
1



      4407006                              .2500
      399,495.09                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4407109                              .2500
      331,552.98                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4407123                              .2500
      649,541.24                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4407224                              .2500
      373,767.53                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.0000                        1.0450

      4407263                              .2500
      749,483.86                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4407595                              .2500
      539,618.87                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4407799                              .2500
      336,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4409490                              .2500
      435,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000
1



      4409491                              .2500
      101,100.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4409495                              .2500
      196,800.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4409511                              .2500
      172,800.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4409894                              .2500
      499,590.15                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      4410456                              .2500
      300,652.38                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.0000                        1.4200

      4410966                              .2500
      344,497.42                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4411117                              .2500
      355,915.21                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4411187                              .2500
      598,296.90                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700
1



      4411279                              .2500
      648,752.23                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      4411406                              .2500
      340,940.37                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4411898                              .2500
      439,712.18                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4412216                              .2500
      384,728.27                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4413105                              .2500
      349,759.14                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4413199                              .2500
      475,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.0000                         .7950

      4414400                              .2500
      479,267.26                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4414819                              .2500
      609,558.49                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950
1



      4414823                              .2500
      241,206.95                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      4414834                              .2500
      302,796.69                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4414893                              .2500
      320,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4416404                              .2500
      297,500.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4416409                              .2500
      374,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4416417                              .2500
      330,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4416418                              .2500
      384,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4416423                              .2500
      380,000.00                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000
1



      4416432                              .2500
      487,200.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4416445                              .2500
      192,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4416767                              .2500
      317,745.71                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      4416800                              .2500
      332,900.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      4417127                              .2500
      293,800.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4417600                              .2500
      599,171.45                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4417663                              .2500
      346,021.51                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4418100                              .2500
      471,593.61                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      4418442                              .2500
      315,787.97                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4418487                              .2500
      571,284.28                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.0000                        1.2950

      4418568                              .2500
      393,485.80                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4418758                              .2500
      449,681.10                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      4420180                              .2500
      538,629.06                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450

      4420394                              .2500
      594,600.77                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.0000                         .6700

      4420870                              .2500
      384,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4420871                              .2500
      527,200.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.0000                         .5450
1



      4420873                              .2500
      520,450.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4420874                              .2500
      415,350.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4420876                              .2500
      433,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4423483                              .2500
      399,999.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4430104                              .2500
      131,750.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4434053                              .2500
      318,400.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4441925                              .2500
      472,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4441927                              .2500
      496,850.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000
1



      4441928                              .2500
      225,710.77                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.0000                         .9200

      4441929                              .2500
      368,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4443382                              .2500
      444,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0000                         .0450

      4444353                              .2500
      410,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

      4450742                              .2500
      396,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            7.0000                         .1700

      4450745                              .2500
      340,600.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.0000                         .4200

      4450746                              .2500
      577,450.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950
1



      4450747                              .2500
      714,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            7.0000                         .2950

  TOTAL NUMBER OF LOANS:      830
  TOTAL BALANCE........:        312,331,866.43


1

  RUN ON     : 03/23/01            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 08.57.03            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RFMSI 2001-S5        FIXED SUMMARY REPORT      CUTOFF : 03/01/01
  POOL       : 0004488
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ---------------------------------------------------------------------------
  CURR NOTE RATE                        7.7412            6.6250      8.8750
  RFC NET RATE                          7.4906            6.3750      8.6250
  NET MTG RATE(INVSTR RATE)             7.4158            6.3450      8.5450
  POST STRIP RATE                       6.9859            6.3450      7.0000
  SUB SERV FEE                           .2506             .2500       .5000
  MSTR SERV FEE                          .0749             .0300       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .4298             .0000      1.5450







  TOTAL NUMBER OF LOANS:   830
  TOTAL BALANCE........:     312,331,866.43


                             ***************************
                             *      END OF REPORT      *
                             ***************************
1

  RUN ON     : 03/23/01           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 08.57.03          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RFMSI 2001-S5                                  CUTOFF : 03/01/01
  POOL       : 0004488
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    2000211          Q59/G01             F          332,800.00         ZZ
                                         360        331,620.72          1
                                       8.250          2,500.22         81
                                       8.000          2,500.22      415,904.00
    IRVINE           CA   92602          1            09/07/00         00
    0432282150                           03           11/01/00          0
    SHIN                                 O            10/01/30
    0


    3373530          F27/F27             F          217,200.00         ZZ
                                         360        216,884.60          1
                                       8.375          1,650.88         80
                                       8.125          1,650.88      271,517.00
    SUNDERLAND       MD   20689          4            12/15/00         00
    6061111121                           05           02/01/01          0
    6061111121                           O            01/01/31
    0


    3771032          E82/G01             F          187,400.00         ZZ
                                         360        186,852.97          1
                                       8.750          1,474.28         80
                                       8.500          1,474.28      234,250.00
    NEW PALTZ        NY   12561          1            09/08/00         00
    0400311544                           05           11/01/00          0
    0400311544                           O            10/01/30
    0


    3787032          E22/G01             F          126,750.00         ZZ
                                         360        108,402.16          1
                                       8.250            952.23         65
                                       8.000            952.23      195,000.00
    ROSEVILLE        CA   95678          5            09/07/00         00
    0412120933                           05           11/01/00          0
1


    0412120933                           O            10/01/30
    0


    3809938          E22/G01             F          366,000.00         ZZ
                                         360        364,875.58          1
                                       8.500          2,814.23         80
                                       8.250          2,814.22      458,000.00
    WEST BLOOMFIELD  MI   48322          2            09/15/00         00
    0412135261                           05           11/01/00          0
    0412135261                           O            10/01/30
    0


    3814900          E84/G01             F          375,000.00         ZZ
                                         360        373,612.55          1
                                       8.500          2,883.43         77
                                       8.250          2,883.43      489,000.00
    AUSTIN           TX   78730          2            08/25/00         00
    0432301315                           05           10/01/00          0
    80010598                             O            09/01/30
    0


    3818555          E22/G01             F          146,500.00         ZZ
                                         360        146,083.22          1
                                       8.875          1,165.62         43
                                       8.625          1,165.62      345,000.00
    BOONTON          NJ   07005          1            09/22/00         00
    0412126302                           05           11/01/00          0
    0412126302                           O            10/01/30
    0


    3826449          163/G01             F           84,900.00         ZZ
                                         360         84,843.03          1
                                       8.000            622.97         50
                                       7.750            622.97      169,900.00
    PISCATAWAY       NJ   08854          1            01/26/01         00
    0432615300                           01           03/01/01          0
    1000213514                           O            02/01/31
    0


    3827548          E22/G01             F          131,000.00         ZZ
                                         360        130,587.17          1
                                       8.375            995.69         63
                                       8.125            995.69      210,000.00
    NEVADA CITY      CA   95959          5            09/20/00         00
    0412118176                           05           11/01/00          0
    0412118176                           O            10/01/30
    0


1


    3828544          661/661             F          140,000.00         ZZ
                                         360        137,629.89          1
                                       7.125            943.21         67
                                       6.750            943.21      212,000.00
    LABADIE          MO   63055          5            05/28/99         00
    7074024808                           05           08/01/99          0
    4024808                              O            07/01/29
    0


    3828682          405/405             F          360,000.00         ZZ
                                         360        358,744.88          1
                                       7.875          2,610.25         85
                                       7.375          2,610.25      427,000.00
    SAN FRANCISCO    CA   94112          1            09/08/00         11
    16826844                             05           11/01/00         25
    16826844                             O            10/01/30
    0


    3873755          405/405             F          333,600.00         ZZ
                                         360        332,315.05          1
                                       7.375          2,304.10         80
                                       7.125          2,304.10      417,000.00
    CELEBRATION      FL   34747          1            09/29/00         00
    16865974                             03           11/01/00          0
    16865974                             O            10/01/30
    0


    3890821          E22/G01             F          290,000.00         ZZ
                                         360        289,271.41          1
                                       8.375          2,204.21         60
                                       8.125          2,204.21      483,351.00
    COLORADO SPRING  CO   80908          1            10/16/00         00
    0412081689                           05           12/01/00          0
    0412081689                           O            11/01/30
    0


    3895770          E22/G01             F           63,600.00         ZZ
                                         360         63,427.61          1
                                       8.000            466.67         95
                                       7.750            466.67       67,000.00
    SAVANNAH         GA   31410          1            10/17/00         10
    0412171894                           05           12/01/00         30
    0412171894                           O            11/01/30
    0


    3897118          T35/G01             F           42,600.00         ZZ
                                         360         42,481.57          1
                                       7.875            308.88         20
                                       7.625            308.88      220,000.00
1


    CHICAGO          IL   60634          5            10/06/00         00
    0400323655                           05           12/01/00          0
    0400323655                           O            11/01/30
    0


    3905220          M32/M32             F          252,700.00         ZZ
                                         360        251,665.52          1
                                       8.000          1,854.23         85
                                       7.750          1,854.23      300,000.00
    NEW YORK         NY   10022          1            08/28/00         00
    685013435                            06           10/01/00          0
    685013435                            O            09/01/30
    0


    3905268          M32/M32             F          289,950.00         ZZ
                                         360        288,939.11          1
                                       7.875          2,102.34        100
                                       7.625          2,102.34      289,950.00
    GIG HARBOR       WA   98335          1            09/11/00         00
    685019089                            05           11/01/00          0
    685019089                            O            10/01/30
    0


    3930488          E22/G01             F          176,000.00         ZZ
                                         360        175,546.43          1
                                       8.250          1,322.23         80
                                       8.000          1,322.23      220,000.00
    LATHROP          CA   95330          2            10/17/00         00
    0412165573                           05           12/01/00          0
    0412165573                           O            11/01/30
    0


    3934666          G81/G01             F           59,850.00         ZZ
                                         360         59,625.32          1
                                       8.875            476.20         90
                                       8.625            476.20       66,500.00
    HIALEAH          FL   33014          1            10/31/00         14
    0432396745                           03           12/01/00         30
    200010065                            O            11/01/30
    0


    3939762          E22/G01             F          340,000.00         ZZ
                                         360        339,145.78          1
                                       8.375          2,584.25         80
                                       8.125          2,584.25      425,000.00
    MARTINSVILLE     IN   46151          2            10/24/00         00
    0412167587                           05           12/01/00          0
    0412167587                           O            11/01/30
    0
1




    3945914          E22/G01             F          294,300.00         ZZ
                                         360        293,541.55          1
                                       8.250          2,210.98         80
                                       8.000          2,210.98      367,900.00
    BATON ROUGE      LA   70810          1            10/31/00         00
    0412211880                           05           12/01/00          0
    0412211880                           O            11/01/30
    0


    3954724          A06/G01             F          605,800.00         ZZ
                                         360        604,278.00          1
                                       8.375          4,604.52         80
                                       8.125          4,604.52      757,300.00
    BRIGHTON         MI   48116          1            10/24/00         00
    0432425601                           03           12/01/00          0
    021000020015586                      O            11/01/30
    0


    3965274          225/225             F          300,000.00         ZZ
                                         360        298,916.79          1
                                       8.250          2,253.80         46
                                       8.000          2,253.80      657,000.00
    FORT MEYERS      FL   33908          5            09/25/00         00
    6510650                              05           11/01/00          0
    6510650                              O            10/01/30
    0


    3966909          225/225             F          300,000.00         ZZ
                                         360        297,689.32          1
                                       7.750          2,149.24         76
                                       7.500          2,149.24      398,000.00
    MONROE           CT   06468          2            08/18/00         00
    8454375                              05           10/01/00          0
    8454375                              O            09/01/30
    0


    3998633          163/G01             F          306,450.00         ZZ
                                         360        306,037.39          1
                                       8.000          2,248.62         90
                                       7.750          2,248.62      340,500.00
    ATLANTA          GA   30308          1            12/21/00         04
    0432575470                           05           02/01/01         25
    7717726003                           O            01/01/31
    0


    4002818          369/G01             F           63,178.23         T
                                         357         63,025.08          1
1


                                       8.625            491.97         19
                                       8.375            491.97      335,975.00
    SCOTTSDALE       AZ   85259          1            10/13/00         00
    0432415800                           03           12/01/00          0
    0071979959                           O            08/01/30
    0


    4007587          M05/G01             F          275,500.00         ZZ
                                         360        275,324.32          1
                                       8.250          2,069.74         94
                                       8.000          2,069.74      295,000.00
    MOUNT SINAI      NY   11766          1            01/12/01         11
    0432563419                           05           03/01/01         30
    00000                                O            02/01/31
    0


    4013203          E84/G01             F          319,000.00         ZZ
                                         360        318,062.66          1
                                       7.750          2,285.36         80
                                       7.500          2,285.36      399,000.00
    ARVADA           CO   80007          1            10/27/00         00
    0432430346                           03           12/01/00          0
    80011767                             O            11/01/30
    0


    4013350          E84/G01             F          425,000.00         ZZ
                                         360        424,138.78          1
                                       8.000          3,118.50         63
                                       7.750          3,118.50      675,000.00
    CASTLE ROCK      CO   80104          5            10/31/00         00
    0432583920                           03           01/01/01          0
    15401267                             O            12/01/30
    0


    4016183          P60/G01             F          380,000.00         ZZ
                                         360        379,268.06          1
                                       8.250          2,854.81         80
                                       8.000          2,854.81      475,000.00
    CANFIELD         OH   44406          1            11/29/00         00
    0432585925                           05           01/01/01          0
    1300177071                           O            12/01/30
    0


    4031696          405/405             F          355,200.00         ZZ
                                         360        348,224.55          1
                                       6.875          2,333.41         80
                                       6.375          2,333.41      444,000.00
    WALNUT CREEK     CA   94598          1            04/19/99         00
    15992357                             05           06/01/99          0
1


    15992357                             O            05/01/29
    0


    4036228          163/G01             F          376,400.00         ZZ
                                         360        375,711.07          1
                                       8.500          2,894.19         80
                                       8.250          2,894.19      470,500.00
    MANALAPAN        NJ   07726          1            11/30/00         00
    0432601797                           05           01/01/01          0
    3217666589                           O            12/01/30
    0


    4041587          457/457             F          411,600.00         ZZ
                                         360        395,324.54          1
                                       6.625          2,635.52         80
                                       6.375          2,635.52      514,548.00
    SHREWSBURY       MA   01545          1            04/28/99         00
    9999999999                           05           06/01/99          0
    9999999999                           O            05/01/29
    0


    4048353          286/286             F          449,690.00         ZZ
                                         360        448,531.07          1
                                       8.250          3,378.38         85
                                       8.000          3,378.38      530,000.00
    CHESTERFIELD     MO   63005          1            10/10/00         11
    133559                               03           12/01/00         12
    133559                               O            11/01/30
    0


    4061294          926/926             F          350,000.00         T
                                         360        349,552.09          1
                                       8.250          2,629.44         47
                                       8.000          2,629.44      760,000.00
    HILTON HEAD ISL  SC   29928          1            12/15/00         00
    00117427                             03           02/01/01          0
    00117427                             O            01/01/31
    0


    4068221          225/225             F          550,000.00         ZZ
                                         360        548,546.22          1
                                       8.125          4,083.73         74
                                       7.875          4,083.73      750,000.00
    CORAL GABLES     FL   33146          1            11/01/00         00
    6513352                              05           12/01/00          0
    6513352                              O            11/01/30
    0


1


    4078345          286/286             F          319,200.00         ZZ
                                         360        318,377.36          1
                                       8.250          2,398.05         80
                                       8.000          2,398.05      399,000.00
    CELEBRATION      FL   34747          1            10/31/00         00
    137400                               03           12/01/00          0
    137400                               O            11/01/30
    0


    4078347          286/286             F          305,600.00         ZZ
                                         360        305,040.66          1
                                       8.500          2,349.80         80
                                       8.250          2,349.80      384,000.00
    SAMMAMISH        WA   98074          2            11/13/00         00
    155623                               03           01/01/01          0
    155623                               O            12/01/30
    0


    4089649          196/G01             F          300,000.00         ZZ
                                         360        299,293.66          1
                                       7.250          2,046.53         45
                                       7.000          2,046.53      680,000.00
    SAN JOSE         CA   95136          1            11/06/00         00
    0432460558                           05           01/01/01          0
    1386655                              O            12/01/30
    0


    4090825          196/G01             F          596,000.00         ZZ
                                         360        594,596.71          1
                                       7.250          4,065.78         80
                                       7.000          4,065.78      745,000.00
    DANVILLE         CA   94506          1            11/30/00         00
    0432463594                           03           01/01/01          0
    1386903                              O            12/01/30
    0


    4094546          964/G01             F          600,000.00         ZZ
                                         360        599,084.09          1
                                       7.375          4,144.05         80
                                       7.125          4,144.05      753,000.00
    FULLERTON        CA   92835          1            12/13/00         00
    0432524387                           03           02/01/01          0
    2009068                              O            01/01/31
    0


    4096552          A21/A21             F          302,750.00         ZZ
                                         360        302,372.33          1
                                       8.375          2,301.12         70
                                       8.125          2,301.12      432,500.00
1


    EDGEWATER        NJ   07020          1            12/20/00         00
    0100114632                           01           02/01/01          0
    0100114632                           O            01/01/31
    0


    4108566          163/G01             F          306,400.00         ZZ
                                         360        306,017.79          1
                                       8.375          2,328.86         65
                                       8.125          2,328.86      475,000.00
    RENO             NV   89509          2            12/22/00         00
    0432602043                           03           02/01/01          0
    717769268                            O            01/01/31
    0


    4115770          664/G01             F           61,500.00         ZZ
                                         360         61,459.77          1
                                       8.125            456.64         66
                                       7.875            456.64       93,500.00
    FAIRLAND         IN   46126          1            01/12/01         00
    0432615896                           05           03/01/01          0
    0037805019                           O            02/01/31
    0


    4121918          637/G01             F          448,800.00         ZZ
                                         360        447,890.54          1
                                       8.000          3,293.14         79
                                       7.750          3,293.14      570,000.00
    UNION CITY       CA   94587          1            11/20/00         00
    0432534030                           05           01/01/01          0
    0021350830                           O            12/01/30
    0


    4121941          637/G01             F          258,000.00         ZZ
                                         360        257,527.77          1
                                       8.500          1,983.80         80
                                       8.250          1,983.80      322,500.00
    SPARKS           NV   89436          1            11/27/00         00
    0432511640                           05           01/01/01          0
    0021355227                           O            12/01/30
    0


    4134372          163/G01             F          352,500.00         ZZ
                                         360        352,500.00          2
                                       7.875          2,555.87         75
                                       7.625          2,555.87      470,000.00
    REVERE           MA   02151          1            02/09/01         00
    0432637205                           05           04/01/01          0
    1000253677                           O            03/01/31
    0
1




    4135366          588/G01             F          424,000.00         ZZ
                                         360        423,715.51          1
                                       8.000          3,111.16         80
                                       7.750          3,111.16      530,000.00
    MOORESTOWN       NJ   08057          1            01/16/01         00
    0432601607                           05           03/01/01          0
    1032556                              O            02/01/31
    0


    4135880          A91/G01             F          110,000.00         ZZ
                                         360        109,859.23          1
                                       8.250            826.40         62
                                       8.000            826.40      180,000.00
    OZONE PARK       NY   11417          1            12/22/00         00
    0432615581                           07           02/01/01          0
    00000                                O            01/01/31
    0


    4139985          601/G01             F          292,000.00         ZZ
                                         360        291,408.31          1
                                       8.000          2,142.59         80
                                       7.750          2,142.59      365,000.00
    HOOVER           AL   35226          2            11/29/00         00
    0432517902                           05           01/01/01          0
    6029192                              O            12/01/30
    0


    4145865          163/G01             F          484,800.00         ZZ
                                         360        484,800.00          1
                                       7.125          3,266.19         80
                                       6.875          3,266.19      606,000.00
    MILTON           MA   02186          1            02/07/01         00
    0432632859                           05           04/01/01          0
    3217800014                           O            03/01/31
    0


    4146303          420/G01             F          372,000.00         ZZ
                                         360        371,737.45          1
                                       7.750          2,665.05         51
                                       7.500          2,665.05      740,000.00
    PIEDMONT         CA   94620          1            01/05/01         00
    0432607356                           05           03/01/01          0
    474247                               O            02/01/31
    0


    4147281          926/926             F          400,000.00         ZZ
                                         360        399,751.38          1
1


                                       8.375          3,040.29         72
                                       8.125          3,040.29      560,000.00
    OKATIE           SC   29910          2            01/19/01         00
    163021276                            03           03/01/01          0
    163021276                            O            02/01/31
    0


    4147367          966/G01             F          500,000.00         ZZ
                                         360        499,647.11          1
                                       7.750          3,582.06         61
                                       7.500          3,582.06      830,000.00
    DALLAS           TX   75225          1            01/05/01         00
    0432630572                           05           03/01/01          0
    40015348                             O            02/01/31
    0


    4148417          168/168             F          328,000.00         ZZ
                                         360        327,351.96          1
                                       8.125          2,435.39         74
                                       7.875          2,435.39      448,000.00
    SAN FRANCISCO    CA   94116          1            11/03/00         00
    0439584183                           07           01/01/01          0
    0439584183                           O            12/01/30
    0


    4151189          168/168             F          360,000.00         ZZ
                                         360        359,450.46          1
                                       7.375          2,486.43         80
                                       7.125          2,486.43      450,000.00
    SAN JOSE         CA   94040          1            12/13/00         00
    0439568978                           05           02/01/01          0
    0439568978                           O            01/01/31
    0


    4151361          313/G01             F          172,500.00         ZZ
                                         360        172,381.28          1
                                       7.875          1,250.75         75
                                       7.625          1,250.75      230,000.00
    MESA             AZ   85203          1            01/05/01         00
    0432619187                           05           03/01/01          0
    7016785                              O            02/01/31
    0


    4151852          709/G01             F          495,000.00         ZZ
                                         360        494,667.86          1
                                       8.000          3,632.14         69
                                       7.750          3,632.14      725,000.00
    KENT             WA   98031          5            01/05/01         00
    0432555670                           05           03/01/01          0
1


    487801                               O            02/01/31
    0


    4153643          168/168             F          292,000.00         ZZ
                                         360        288,920.36          1
                                       8.250          2,193.70         90
                                       8.000          2,193.70      325,000.00
    JACKSON HEIGHTS  NY   11370          1            11/14/00         04
    0189663022                           07           01/01/01         25
    0189663022                           O            12/01/30
    0


    4155668          E22/G01             F          137,000.00         ZZ
                                         360        136,695.12          1
                                       7.375            946.22         56
                                       7.125            946.22      248,000.00
    OLD BRIDGE       NJ   08857          2            12/29/00         00
    0412282188                           05           02/01/01          0
    0412282188                           O            01/01/31
    0


    4158123          A06/G01             F          342,500.00         ZZ
                                         360        342,500.00          1
                                       7.750          2,453.72         80
                                       7.500          2,453.72      432,500.00
    BLOOMFIELD HILL  MI   48302          2            03/01/01         00
    0432640589                           05           04/01/01          0
    1000020022302                        O            03/01/31
    0


    4158486          K68/G01             F          399,900.00         ZZ
                                         360        399,595.70          1
                                       7.375          2,762.02         75
                                       7.125          2,762.02      535,000.00
    GREENVILLE       MS   38701          1            01/10/01         00
    0432580652                           05           03/01/01          0
    1087857                              O            02/01/31
    0


    4159669          665/G01             F          352,750.00         ZZ
                                         360        352,519.25          1
                                       8.125          2,619.16         83
                                       7.875          2,619.16      430,000.00
    SAN FRANCISCO    CA   94116          1            01/05/01         01
    0432615805                           05           03/01/01         12
    88003415                             O            02/01/31
    0


1


    4164861          J40/G01             F           51,200.00         ZZ
                                         360         51,170.54          1
                                       8.750            402.79         66
                                       8.500            402.79       78,000.00
    LELAND           MS   38756          2            01/10/01         00
    0432619922                           05           03/01/01          0
    7676863                              O            02/01/31
    0


    4166478          K81/G01             F          288,000.00         ZZ
                                         360        287,791.55          1
                                       7.625          2,038.45         80
                                       7.375          2,038.45      360,000.00
    BOISE            ID   83703          2            01/10/01         00
    0432629368                           05           03/01/01          0
    5501510                              O            02/01/31
    0


    4166882          369/G01             F          622,700.00         ZZ
                                         360        622,260.50          1
                                       7.750          4,461.10         80
                                       7.500          4,461.10      778,424.00
    RALEIGH          NC   27614          1            01/15/01         00
    0432570786                           05           03/01/01          0
    0072585615                           O            02/01/31
    0


    4169223          E82/G01             F          284,000.00         ZZ
                                         360        283,818.90          1
                                       8.250          2,133.60         61
                                       8.000          2,133.60      470,000.00
    BOURNE           MA   02532          2            01/03/01         00
    0400335600                           05           03/01/01          0
    0400335600                           O            02/01/31
    0


    4169945          E23/G01             F           57,000.00         ZZ
                                         360         56,959.77          1
                                       7.750            408.35         35
                                       7.500            408.35      165,000.00
    OCEANSIDE        CA   92057          1            01/10/01         00
    0432547990                           05           03/01/01          0
    11001072                             O            02/01/31
    0


    4171276          E22/G01             F          450,000.00         ZZ
                                         360        449,657.58          1
                                       7.375          3,108.04         65
                                       7.125          3,108.04      697,000.00
1


    STOW             MA   01775          1            01/09/01         00
    0412300337                           05           03/01/01          0
    0412300337                           O            02/01/31
    0


    4171893          B57/G01             F          945,000.00         ZZ
                                         360        944,298.67          1
                                       7.500          6,607.58         70
                                       7.250          6,607.58    1,350,000.00
    SOUTH PASADENA   CA   91030          1            01/17/01         00
    0432585115                           05           03/01/01          0
    2060321                              O            02/01/31
    0


    4173998          964/G01             F          345,000.00         ZZ
                                         360        344,737.48          1
                                       7.375          2,382.83         75
                                       7.125          2,382.83      463,000.00
    SAN RAMON        CA   94583          5            01/12/01         00
    0432570620                           05           03/01/01          0
    99014                                O            02/01/31
    0


    4174470          714/G01             F          281,786.00         ZZ
                                         360        281,386.95          1
                                       7.750          2,018.75         65
                                       7.500          2,018.75      440,000.00
    GRAFTON          WI   53024          1            12/28/00         00
    0432527174                           05           02/01/01          0
    KELLER                               O            01/01/31
    0


    4178137          B90/G01             F          369,000.00         ZZ
                                         360        369,000.00          1
                                       7.875          2,675.51         79
                                       7.625          2,675.51      470,000.00
    ROSCOE           IL   61073          2            02/02/01         00
    0432615862                           05           04/01/01          0
    50015415                             O            03/01/31
    0


    4179035          163/G01             F          408,000.00         ZZ
                                         360        407,726.24          1
                                       8.000          2,993.76         67
                                       7.750          2,993.76      609,000.00
    NAPERVILLE       IL   60564          1            01/12/01         00
    0432613164                           05           03/01/01          0
    0217789803                           O            02/01/31
    0
1




    4179519          163/G01             F          425,000.00         ZZ
                                         360        424,714.83          1
                                       8.000          3,118.50         48
                                       7.750          3,118.50      900,000.00
    HINGHAM          MA   02043          2            01/26/01         00
    0432611465                           05           03/01/01          0
    1000218976                           O            02/01/31
    0


    4181930          E22/G01             F          350,000.00         ZZ
                                         360        349,733.68          1
                                       7.375          2,417.36         54
                                       7.125          2,417.36      650,000.00
    BEVERLY HILLS    CA   90210          1            01/04/01         00
    0412309197                           01           03/01/01          0
    0412309197                           O            02/01/31
    0


    4182801          A06/G01             F          498,700.00         ZZ
                                         360        498,348.02          1
                                       7.750          3,572.75         62
                                       7.500          3,572.75      805,000.00
    FRANKLIN         MI   48025          2            01/30/01         00
    0432584100                           05           03/01/01          0
    1                                    O            02/01/31
    0


    4184996          E84/G01             F          333,450.00         ZZ
                                         360        332,965.78          1
                                       7.625          2,360.14         80
                                       7.375          2,360.14      416,869.00
    SAN RAMON        CA   94583          1            12/21/00         00
    0432562452                           09           02/01/01          0
    16001659                             O            01/01/31
    0


    4187224          E84/G01             F          335,350.00         ZZ
                                         360        334,909.79          1
                                       8.125          2,489.96         80
                                       7.875          2,489.96      419,227.00
    ORANGE           CA   92867          1            12/12/00         00
    0432562429                           05           02/01/01          0
    39900090                             O            01/01/31
    0


    4187746          477/G01             F          432,000.00         ZZ
                                         360        431,695.10          1
1


                                       7.750          3,094.90         80
                                       7.500          3,094.90      540,000.00
    COSTA MESA       CA   92626          1            01/16/01         00
    0432618510                           05           03/01/01          0
    0001581                              O            02/01/31
    0


    4189151          532/G01             F          536,000.00         ZZ
                                         360        535,649.38          1
                                       8.125          3,979.79         80
                                       7.875          3,979.79      670,000.00
    PALM DESERT      CA   92260          1            01/19/01         00
    0432617520                           05           03/01/01          0
    070192781                            O            02/01/31
    0


    4190051          T35/G01             F          405,000.00         ZZ
                                         360        404,684.07          1
                                       7.250          2,762.81         58
                                       7.000          2,762.81      700,000.00
    WILMETTE         IL   60091          2            01/10/01         00
    0400354064                           05           03/01/01          0
    0400354064                           O            02/01/31
    0


    4190052          T35/G01             F          336,000.00         ZZ
                                         360        335,731.31          1
                                       7.125          2,263.69         80
                                       6.875          2,263.69      420,000.00
    HANOVER          MA   02339          1            01/12/01         00
    0400334819                           05           03/01/01          0
    0400334819                           O            02/01/31
    0


    4190139          575/G01             F          310,900.00         ZZ
                                         360        310,701.75          1
                                       8.250          2,335.69         89
                                       8.000          2,335.69      350,000.00
    MURFREESBORO     TN   37129          2            01/22/01         11
    0432603264                           05           03/01/01         25
    9446634                              O            02/01/31
    0


    4191805          163/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
                                       7.750          2,579.08         80
                                       7.500          2,579.08      450,000.00
    NOVATO           CA   94945          2            02/02/01         00
    0432639268                           05           04/01/01          0
1


    717845613                            O            03/01/31
    0


    4192606          956/G01             F          300,000.00         ZZ
                                         360        299,575.15          1
                                       7.750          2,149.24         58
                                       7.500          2,149.24      523,445.00
    WEST LINN        OR   97068          1            12/28/00         00
    0432561033                           07           02/01/01          0
    1710120047                           O            01/01/31
    0


    4193450          964/G01             F          135,000.00         ZZ
                                         360        134,899.81          1
                                       7.500            943.94         55
                                       7.250            943.94      246,000.00
    PASO ROBLES      CA   93446          5            01/20/01         00
    0432599959                           05           03/01/01          0
    98811                                O            02/01/31
    0


    4194054          G52/G01             F          353,000.00         ZZ
                                         360        352,757.07          1
                                       7.875          2,559.49         67
                                       7.625          2,559.49      531,000.00
    LA HABRA         CA   90631          2            01/04/01         00
    0432644938                           05           03/01/01          0
    83503961                             O            02/01/31
    0


    4195505          562/G01             F          400,000.00         ZZ
                                         360        399,757.67          2
                                       8.500          3,075.66         73
                                       8.250          3,075.66      550,000.00
    WHITESTONE       NY   11357          1            01/11/01         00
    0432546901                           07           03/01/01          0
    637488                               O            02/01/31
    0


    4199574          B57/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
                                       7.625          2,548.06         80
                                       7.375          2,548.06      450,000.00
    BREA             CA   92821          1            02/05/01         00
    0432627669                           05           04/01/01          0
    2110310                              O            03/01/31
    0


1


    4201198          H12/G01             F          340,000.00         ZZ
                                         360        340,000.00          1
                                       7.625          2,406.50         80
                                       7.375          2,406.50      430,000.00
    BLAIR            NE   68008          2            02/14/01         00
    0432614980                           05           04/01/01          0
    0800010707301                        O            03/01/31
    0


    4202170          F27/F27             F          606,000.00         ZZ
                                         360        605,074.91          1
                                       7.375          4,185.50         70
                                       7.125          4,185.50      876,360.00
    VIENNA           VA   22182          1            12/29/00         00
    6060104369                           03           02/01/01          0
    6060104369                           O            01/01/31
    0


    4202674          964/G01             F          328,250.00         ZZ
                                         360        327,993.94          1
                                       7.250          2,239.24         65
                                       7.000          2,239.24      505,000.00
    DANVILLE         CA   94526          5            01/12/01         00
    0432575629                           03           03/01/01          0
    99522                                O            02/01/31
    0


    4204248          526/526             F          200,000.00         ZZ
                                         360        199,604.87          1
                                       8.125          1,484.99         35
                                       7.875          1,484.99      575,000.00
    COLTON           OR   97017          5            11/22/00         00
    0430077                              05           01/01/01          0
    0430077                              O            12/01/30
    0


    4204302          526/526             F          290,000.00         ZZ
                                         360        289,381.97          1
                                       7.750          2,077.60         78
                                       7.500          2,077.60      375,000.00
    BEAVERCREEK      OH   45430          2            11/29/00         00
    0431120                              05           01/01/01          0
    0431120                              O            12/01/30
    0


    4208158          B60/G01             F          329,000.00         ZZ
                                         360        328,749.66          1
                                       7.375          2,272.32         77
                                       7.125          2,272.32      429,000.00
1


    HUNTINGTON BEAC  CA   92648          1            01/09/01         00
    0432606853                           05           03/01/01          0
    298536                               O            02/01/31
    0


    4211754          369/G01             F          436,500.00         ZZ
                                         360        436,500.00          1
                                       8.125          3,241.00         73
                                       7.875          3,241.00      600,000.00
    CRANBURY         NJ   08512          2            02/16/01         00
    0432636975                           03           04/01/01          0
    0072731094                           O            03/01/31
    0


    4211858          964/G01             F          448,000.00         ZZ
                                         360        447,659.11          1
                                       7.375          3,094.22         80
                                       7.125          3,094.22      560,000.00
    SEBASTOPOL       CA   95472          1            01/09/01         00
    0432570893                           05           03/01/01          0
    97716                                O            02/01/31
    0


    4212763          B60/G01             F          366,500.00         ZZ
                                         360        366,241.33          1
                                       7.750          2,625.65         75
                                       7.500          2,625.65      493,500.00
    FOUNTAIN VALLEY  CA   92708          2            01/10/01         00
    0432590727                           05           03/01/01          0
    310495                               O            02/01/31
    0


    4213882          A06/G01             F          316,000.00         ZZ
                                         360        316,000.00          1
                                       7.875          2,291.22         80
                                       7.625          2,291.22      395,000.00
    COLLEYVILLE      TX   76034          2            02/16/01         00
    0432621803                           05           04/01/01          0
    21000020100236                       O            03/01/31
    0


    4215084          369/G01             F          999,999.00         ZZ
                                         360        999,361.33          1
                                       8.250          7,512.66         59
                                       8.000          7,512.66    1,700,000.00
    MIAMI BEACH      FL   33141          2            02/02/01         00
    0432614659                           05           03/01/01          0
    0072728165                           O            02/01/31
    0
1




    4216324          964/G01             F          366,000.00         ZZ
                                         360        365,741.68          1
                                       7.750          2,622.07         75
                                       7.500          2,622.07      490,000.00
    SAN FRANCISCO    CA   94112          2            01/25/01         00
    0432601516                           05           03/01/01          0
    99865                                O            02/01/31
    0


    4217808          964/G01             F          368,000.00         ZZ
                                         360        368,000.00          1
                                       7.250          2,510.41         75
                                       7.000          2,510.41      495,000.00
    NOVATO           CA   94945          2            02/09/01         00
    0432638435                           05           04/01/01          0
    400102277                            O            03/01/31
    0


    4217932          956/G01             F          374,000.00         ZZ
                                         360        373,736.04          1
                                       7.750          2,679.38         80
                                       7.500          2,679.38      467,500.00
    ANDOVER          MA   01810          1            01/11/01         00
    0432562155                           05           03/01/01          0
    2810110028                           O            02/01/31
    0


    4218102          163/G01             F          345,700.00         ZZ
                                         360        345,700.00          1
                                       7.750          2,476.64         75
                                       7.500          2,476.64      461,000.00
    TROY             MI   48098          2            01/31/01         00
    0432613370                           05           04/01/01          0
    3917862014                           O            03/01/31
    0


    4218349          E58/G01             F          329,600.00         T
                                         360        329,367.37          1
                                       7.750          2,361.30         80
                                       7.500          2,361.30      412,000.00
    SANIBEL          FL   33957          1            01/31/01         00
    0432607851                           01           03/01/01          0
    18427799                             O            02/01/31
    0


    4219092          964/G01             F          285,000.00         ZZ
                                         360        284,803.86          1
1


                                       7.875          2,066.45         80
                                       7.625          2,066.45      360,000.00
    CLAREMONT        CA   91711          2            01/29/01         00
    0432609188                           05           03/01/01          0
    410100187                            O            02/01/31
    0


    4220155          822/G01             F          575,000.00         ZZ
                                         360        574,245.19          1
                                       8.125          4,269.36         75
                                       7.875          4,269.36      775,000.00
    RYDAL            PA   19046          5            12/08/00         00
    0432562866                           05           02/01/01          0
    00000                                O            01/01/31
    0


    4220240          A06/G01             F          430,700.00         ZZ
                                         360        430,396.01          1
                                       7.750          3,085.59         80
                                       7.500          3,085.59      540,000.00
    BIRMINGHAM       MI   48009          2            01/25/01         00
    0432606580                           05           03/01/01          0
    025000020020675                      O            02/01/31
    0


    4220681          B57/G01             F          399,900.00         ZZ
                                         360        399,617.76          1
                                       7.750          2,864.93         59
                                       7.500          2,864.93      685,000.00
    PETALUMA         CA   94952          5            01/24/01         00
    0432584720                           05           03/01/01          0
    2110044                              O            02/01/31
    0


    4220786          575/G01             F          400,000.00         ZZ
                                         360        399,744.93          1
                                       8.250          3,005.07         80
                                       8.000          3,005.07      500,000.00
    BRENTWOOD        TN   37027          2            01/25/01         00
    0432604338                           03           03/01/01          0
    9448093                              O            02/01/31
    0


    4221371          B60/G01             F          460,500.00         ZZ
                                         360        460,149.60          1
                                       7.375          3,180.56         49
                                       7.125          3,180.56      945,000.00
    PALO ALTO        CA   94306          2            01/24/01         00
    0432621969                           05           03/01/01          0
1


    309983                               O            02/01/31
    0


    4222082          964/G01             F          380,000.00         ZZ
                                         360        379,731.80          1
                                       7.750          2,722.37         65
                                       7.500          2,722.37      586,000.00
    ALBANY           CA   94706          2            01/26/01         00
    0432601227                           05           03/01/01          0
    98729                                O            02/01/31
    0


    4222690          026/G01             F          700,000.00         ZZ
                                         360        699,411.91          1
                                       6.875          4,598.51         74
                                       6.625          4,598.51      949,000.00
    MARIETTA         GA   30068          1            01/18/01         00
    0432601995                           03           03/01/01          0
    0201255936                           O            02/01/31
    0


    4223436          883/G01             F          126,700.00         ZZ
                                         360        126,700.00          1
                                       8.250            951.86         61
                                       8.000            951.86      208,000.00
    WEST PALM BEACH  FL   33412          4            02/09/01         00
    0432615821                           05           04/01/01          0
    221521800                            O            03/01/31
    0


    4223543          163/163             F          300,000.00         ZZ
                                         360        299,606.17          1
                                       8.125          2,227.50         58
                                       7.875          2,227.50      520,000.00
    CANTON           MA   02021          1            12/08/00         00
    1000250078                           05           02/01/01          0
    1000250078                           O            01/01/31
    0


    4224036          M66/G01             F          328,000.00         ZZ
                                         360        327,796.13          1
                                       8.375          2,493.04         79
                                       8.125          2,493.04      420,000.00
    PENNINGTON       NJ   08534          2            01/26/01         00
    0432584258                           05           03/01/01          0
    142675                               O            02/01/31
    0


1


    4224450          964/G01             F          305,496.00         ZZ
                                         360        305,496.00          1
                                       7.625          2,162.28         80
                                       7.375          2,162.28      381,870.00
    ROCKLIN          CA   95677          1            02/13/01         00
    0432635092                           05           04/01/01          0
    96871                                O            03/01/31
    0


    4224870          163/163             F          600,000.00         ZZ
                                         360        598,552.01          1
                                       7.125          4,042.31         75
                                       6.875          4,042.31      800,000.00
    LOS ANGELES      CA   90049          1            11/27/00         00
    617712722                            05           01/01/01          0
    617712722                            O            12/01/30
    0


    4226084          367/367             F          362,105.30         ZZ
                                         264        361,073.86          1
                                       7.875          2,890.35         72
                                       7.625          2,890.35      506,000.00
    WASHINGTON       DC   20008          5            01/12/01         00
    9954593                              05           02/01/01          0
    9954593                              O            01/01/23
    0


    4226175          163/G01             F          348,000.00         ZZ
                                         360        347,754.38          1
                                       7.750          2,493.12         80
                                       7.500          2,493.12      435,000.00
    LARCHMONT        NY   10538          1            02/01/01         00
    0432619666                           05           03/01/01          0
    1000232943                           O            02/01/31
    0


    4226654          H19/G01             F          168,800.00         ZZ
                                         360        168,680.86          1
                                       7.750          1,209.31         80
                                       7.500          1,209.31      211,000.00
    LAS VEGAS        NV   89108          1            01/30/01         00
    0432599801                           05           03/01/01          0
    0002239150                           O            02/01/31
    0


    4227096          A48/G01             F          241,900.00         ZZ
                                         360        241,900.00          1
                                       7.875          1,753.94         90
                                       7.625          1,753.94      268,800.00
1


    CAMPBELL         CA   95008          1            02/06/01         14
    0432640241                           01           04/01/01         25
    8111014196                           O            03/01/31
    0


    4228659          L46/L46             F          280,450.00         ZZ
                                         360        279,520.20          1
                                       8.125          2,082.34         80
                                       7.875          2,082.34      350,575.00
    LEWISVILLE       TX   75056          1            10/03/00         00
    0000920785                           03           11/01/00          0
    0000920785                           O            10/01/30
    0


    4228757          L46/L46             F          511,500.00         ZZ
                                         360        510,463.49          1
                                       8.000          3,753.21         80
                                       7.750          3,753.21      639,400.00
    PLANO            TX   75093          1            11/08/00         00
    0000921577                           03           01/01/01          0
    0000921577                           O            12/01/30
    0


    4229137          168/168             F          434,200.00         ZZ
                                         360        433,537.19          1
                                       7.375          2,998.91         80
                                       7.125          2,998.91      542,810.00
    HUNTINGTON BEAC  CA   92649          1            12/22/00         00
    0439583845                           03           02/01/01          0
    0439583845                           O            01/01/31
    0


    4229276          P60/G01             F          315,500.00         ZZ
                                         360        315,247.70          1
                                       7.125          2,125.58         80
                                       6.875          2,125.58      397,500.00
    FINDLAY          OH   45840          1            01/31/01         00
    0432598530                           05           03/01/01          0
    6100051944                           O            02/01/31
    0


    4229286          B60/G01             F          358,000.00         ZZ
                                         360        357,753.63          1
                                       7.875          2,595.75         56
                                       7.625          2,595.75      650,000.00
    THOUSAND OAKS    CA   91362          2            01/23/01         00
    0432620797                           03           03/01/01          0
    308980                               O            02/01/31
    0
1




    4230121          956/G01             F          380,500.00         ZZ
                                         360        380,210.47          1
                                       7.375          2,628.02         79
                                       7.125          2,628.02      485,000.00
    SALT LAKE CITY   UT   84106          2            01/11/01         00
    0432564458                           03           03/01/01          0
    2210120084                           O            02/01/31
    0


    4230439          L46/L46             F          635,000.00         ZZ
                                         360        619,694.21          1
                                       8.000          4,659.41         49
                                       7.750          4,659.41    1,300,000.00
    DALLAS           TX   75230          2            10/18/00         00
    0000922112                           05           12/01/00          0
    0000922112                           O            11/01/30
    0


    4231019          964/G01             F          430,000.00         ZZ
                                         360        430,000.00          1
                                       7.625          3,043.51         58
                                       7.375          3,043.51      750,000.00
    SAUSALITO        CA   94965          5            01/26/01         00
    0432632610                           05           04/01/01          0
    102614                               O            03/01/31
    0


    4231234          F19/G01             F          410,400.00         ZZ
                                         360        410,400.00          1
                                       7.750          2,940.16         80
                                       7.500          2,940.16      513,000.00
    AROMAS           CA   95004          1            02/01/01         00
    0432615714                           05           04/01/01          0
    615015                               O            03/01/31
    0


    4234018          956/G01             F          319,600.00         ZZ
                                         360        319,356.81          1
                                       7.375          2,207.40         80
                                       7.125          2,207.40      400,000.00
    SHAKER HEIGHTS   OH   44122          1            01/19/01         00
    0432570596                           05           03/01/01          0
    3310120053                           O            02/01/31
    0


    4234150          964/G01             F          345,750.00         ZZ
                                         360        345,750.00          1
1


                                       7.375          2,388.01         46
                                       7.125          2,388.01      768,000.00
    MENLO PARK       CA   94025          5            02/06/01         00
    0432619427                           05           04/01/01          0
    400103272                            O            03/01/31
    0


    4236807          B60/G01             F          352,890.00         ZZ
                                         360        352,607.79          1
                                       7.125          2,377.49         80
                                       6.875          2,377.49      441,116.00
    IRVINE           CA   92618          1            01/22/01         00
    0432619195                           03           03/01/01          0
    310236                               O            02/01/31
    0


    4236918          B60/G01             F          300,300.00         ZZ
                                         360        300,088.05          2
                                       7.750          2,151.39         70
                                       7.500          2,151.39      428,995.00
    HARBOR CITY (AR  CA   90710          1            01/23/01         00
    0432584084                           05           03/01/01          0
    305017                               O            02/01/31
    0


    4237146          E22/G01             F          646,400.00         ZZ
                                         360        645,908.15          1
                                       7.375          4,464.52         80
                                       7.125          4,464.52      808,000.00
    SEATTLE          WA   98109          1            01/23/01         00
    0412344053                           05           03/01/01          0
    0412344053                           O            02/01/31
    0


    4239937          944/G01             F          200,000.00         ZZ
                                         360        200,000.00          1
                                       7.875          1,450.14         95
                                       7.625          1,450.14      211,500.00
    CAVE CREEK       AZ   85331          2            02/05/01         01
    0432622017                           05           04/01/01         30
    W88004476                            O            03/01/31
    0


    4242089          E23/G01             F          148,300.00         ZZ
                                         360        148,300.00          1
                                       7.250          1,011.67         46
                                       7.000          1,011.67      325,000.00
    SAN DIEGO        CA   92129          2            02/01/01         00
    0432618601                           05           04/01/01          0
1


    11001095                             O            03/01/31
    0


    4243020          685/G01             F          330,000.00         ZZ
                                         360        330,000.00          1
                                       7.125          2,223.27         78
                                       6.875          2,223.27      425,000.00
    TUSTIN           CA   92780          5            02/14/01         00
    0432619633                           05           04/01/01          0
    125015                               O            03/01/31
    0


    4245710          975/G01             F          360,000.00         ZZ
                                         360        359,719.17          1
                                       7.250          2,455.83         60
                                       7.000          2,455.83      610,000.00
    SIMI VALLEY      CA   93065          1            01/19/01         00
    0432599710                           03           03/01/01          0
    2002667                              O            02/01/31
    0


    4245758          B57/G01             F          300,000.00         T
                                         360        299,788.26          1
                                       7.750          2,149.24         75
                                       7.500          2,149.24      400,000.00
    SEASIDE PARK     NJ   08752          1            01/18/01         00
    0432609824                           05           03/01/01          0
    2015683                              O            02/01/31
    0


    4245792          U80/U80             F          400,000.00         ZZ
                                         360        191,613.81          1
                                       8.000          2,935.05         87
                                       7.750          2,935.05      460,000.00
    SIMPSONVILLE     SC   29680          1            07/31/00         10
    0000034508                           05           09/01/00         25
    0000034508                           O            08/01/30
    0


    4246402          369/G01             F          500,000.00         ZZ
                                         360        499,647.11          1
                                       7.750          3,582.06         65
                                       7.500          3,582.06      770,000.00
    LUTHERVILLE TIM  MD   21093          1            01/11/01         00
    0432595205                           05           03/01/01          0
    0072658958                           O            02/01/31
    0


1


    4246759          E87/G01             F          341,600.00         ZZ
                                         360        341,600.00          1
                                       7.250          2,330.31         80
                                       7.000          2,330.31      427,000.00
    CAMARILLO        CA   93010          1            02/16/01         00
    0432622249                           29           04/01/01          0
    70003257                             O            03/01/31
    0


    4250001          369/G01             F          372,000.00         ZZ
                                         360        372,000.00          1
                                       7.375          2,569.31         80
                                       7.125          2,569.31      465,000.00
    SAN ANTONIO      TX   78212          1            02/02/01         00
    0432605897                           05           04/01/01          0
    0072750730                           O            03/01/31
    0


    4250234          956/G01             F          650,000.00         ZZ
                                         360        649,517.61          1
                                       7.500          4,544.89         78
                                       7.250          4,544.89      835,000.00
    SAN JOSE         CA   95129          2            01/17/01         00
    0432594703                           05           03/01/01          0
    711010059                            O            02/01/31
    0


    4250274          822/G01             F          402,400.00         ZZ
                                         360        401,604.96          1
                                       8.125          2,987.81         80
                                       7.875          2,987.81      503,000.00
    CAMBRIDGE        MA   02138          1            11/30/00         00
    0432604320                           05           01/01/01          0
    3446001344                           O            12/01/30
    0


    4250352          956/G01             F          364,000.00         ZZ
                                         360        363,729.86          1
                                       7.500          2,545.14         80
                                       7.250          2,545.14      455,000.00
    GLENDORA         CA   91741          2            01/12/01         00
    0432629301                           05           03/01/01          0
    1511010038                           O            02/01/31
    0


    4251189          665/G01             F          338,000.00         ZZ
                                         360        338,000.00          1
                                       7.000          2,248.72         46
                                       6.750          2,248.72      750,000.00
1


    MOUNTAIN VIEW    CA   94040          5            02/02/01         00
    0432621001                           05           04/01/01          0
    88100310                             O            03/01/31
    0


    4251303          253/253             F          160,000.00         ZZ
                                         360        160,000.00          1
                                       7.875          1,160.12         80
                                       7.625          1,160.12      200,000.00
    LAKE CITY        CO   81235          1            02/05/01         00
    956767                               05           04/01/01          0
    956767                               O            03/01/31
    0


    4251492          163/G01             F          329,000.00         ZZ
                                         360        329,000.00          1
                                       7.500          2,300.42         70
                                       7.250          2,300.42      470,000.00
    ANGEL FIRE       NM   87710          2            02/02/01         00
    0432632800                           05           04/01/01          0
    1817889827                           O            03/01/31
    0


    4251651          163/G01             F          439,200.00         ZZ
                                         360        439,200.00          1
                                       8.000          3,222.69         71
                                       7.750          3,222.69      620,000.00
    HIGHLAND         MI   48356          2            02/02/01         00
    0432622132                           29           04/01/01          0
    39175859689                          O            03/01/31
    0


    4255830          964/G01             F          425,000.00         ZZ
                                         360        425,000.00          1
                                       7.625          3,008.12         66
                                       7.375          3,008.12      650,000.00
    CORTE MADERA     CA   94925          5            02/09/01         00
    0432624310                           05           04/01/01          0
    400104134                            O            03/01/31
    0


    4256168          964/G01             F          332,000.00         ZZ
                                         360        332,000.00          1
                                       7.375          2,293.04         80
                                       7.125          2,293.04      415,000.00
    EL DORADO HILLS  CA   95762          1            02/06/01         00
    0432619435                           05           04/01/01          0
    104391                               O            03/01/31
    0
1




    4256431          E65/G01             F          342,000.00         ZZ
                                         360        341,770.53          1
                                       8.000          2,509.47         90
                                       7.750          2,509.47      380,000.00
    LYONS            MI   48851          1            02/06/01         11
    0432619328                           05           03/01/01         25
    232197                               O            02/01/31
    0


    4256469          956/G01             F          335,000.00         ZZ
                                         360        334,745.09          1
                                       7.375          2,313.76         80
                                       7.125          2,313.76      420,000.00
    GLENDALE         AZ   85308          1            01/17/01         00
    0432578961                           03           03/01/01          0
    411010034                            O            02/01/31
    0


    4256612          956/G01             F          388,000.00         ZZ
                                         360        387,422.30          1
                                       7.500          2,712.95         71
                                       7.250          2,712.95      550,000.00
    FULLERTON        CA   92832          2            12/14/00         00
    0432589265                           05           02/01/01          0
    001130000040                         O            01/01/31
    0


    4257467          964/G01             F          353,000.00         ZZ
                                         360        353,000.00          1
                                       7.875          2,559.50         79
                                       7.625          2,559.50      449,000.00
    HOLLISTER        CA   95023          2            02/07/01         00
    0432624773                           05           04/01/01          0
    10297                                O            03/01/31
    0


    4258811          964/G01             F          298,250.00         ZZ
                                         360        298,039.50          1
                                       7.750          2,136.70         79
                                       7.500          2,136.70      380,000.00
    ORANGE           CA   92867          2            01/23/01         00
    0432595056                           03           03/01/01          0
    98838                                O            02/01/31
    0


    4259038          E22/G01             F          155,800.00         ZZ
                                         360        155,690.04          1
1


                                       7.750          1,116.17         49
                                       7.500          1,116.17      318,500.00
    EVERGREEN        CO   80439          1            01/31/01         00
    0412301616                           05           03/01/01          0
    0412301616                           O            02/01/31
    0


    4259088          E22/G01             F          314,000.00         ZZ
                                         240        313,424.17          1
                                       7.375          2,505.62         49
                                       7.125          2,505.62      651,000.00
    DANA POINT       CA   92629          2            01/24/01         00
    0412336471                           05           03/01/01          0
    0412336471                           O            02/01/21
    0


    4259122          E22/G01             F          405,000.00         ZZ
                                         360        404,721.28          1
                                       7.875          2,936.53         73
                                       7.625          2,936.53      555,000.00
    FAIRWAY          KS   66205          2            01/26/01         00
    0412346140                           03           03/01/01          0
    0412346140                           O            02/01/31
    0


    4259140          E22/G01             F          333,000.00         ZZ
                                         360        332,764.97          1
                                       7.750          2,385.65         60
                                       7.500          2,385.65      560,000.00
    SAN FRANCISCO    CA   94132          2            01/25/01         00
    0412351496                           05           03/01/01          0
    0412351496                           O            02/01/31
    0


    4259206          M32/M32             F          351,000.00         ZZ
                                         360        350,732.92          1
                                       7.375          2,424.27         90
                                       7.125          2,424.27      390,000.00
    SUDBURY          MA   01776          1            01/12/01         00
    385041267                            05           03/01/01          0
    385041267                            O            02/01/31
    0


    4259677          964/G01             F          410,000.00         ZZ
                                         360        410,000.00          1
                                       7.250          2,796.92         69
                                       7.000          2,796.92      600,000.00
    REDWOOD CITY     CA   94061          5            02/08/01         00
    0432629194                           05           04/01/01          0
1


    104101                               O            03/01/31
    0


    4260582          956/G01             F          391,000.00         ZZ
                                         360        390,724.04          1
                                       7.750          2,801.17         75
                                       7.500          2,801.17      525,000.00
    GOLETA           CA   93117          2            01/19/01         00
    0432606846                           05           03/01/01          0
    2911010056                           O            02/01/31
    0


    4260709          964/G01             F          389,000.00         ZZ
                                         360        389,000.00          1
                                       7.625          2,753.32         60
                                       7.375          2,753.32      655,000.00
    LOS GATOS        CA   95033          2            02/13/01         00
    0432648012                           05           04/01/01          0
    104375                               O            03/01/31
    0


    4263646          B60/G01             F          312,000.00         ZZ
                                         360        311,768.45          1
                                       7.500          2,181.55         80
                                       7.250          2,181.55      390,000.00
    SANTA MONICA     CA   90402          2            01/29/01         00
    0432636124                           01           03/01/01          0
    310432                               O            02/01/31
    0


    4263820          B60/G01             F          296,000.00         ZZ
                                         360        295,801.39          1
                                       8.000          2,171.94         71
                                       7.750          2,171.94      420,000.00
    BREA             CA   92821          2            01/26/01         00
    0432614899                           03           03/01/01          0
    309186                               O            02/01/31
    0


    4263947          069/G01             F          448,000.00         ZZ
                                         360        447,659.10          1
                                       7.375          3,094.23         80
                                       7.125          3,094.23      560,000.00
    SANTA CRUZ       CA   95062          1            01/12/01         00
    0432607414                           05           03/01/01          0
    88101159                             O            02/01/31
    0


1


    4263975          588/G01             F          390,000.00         ZZ
                                         360        390,000.00          1
                                       7.625          2,760.40         80
                                       7.375          2,760.40      490,000.00
    MC LEAN          VA   22101          1            02/07/01         00
    0432641074                           05           04/01/01          0
    1033999                              O            03/01/31
    0


    4264058          956/G01             F          366,250.00         ZZ
                                         360        365,971.31          1
                                       7.375          2,529.60         56
                                       7.125          2,529.60      660,261.00
    KELLER           TX   76248          1            01/25/01         00
    0432581650                           03           03/01/01          0
    1611010094                           O            02/01/31
    0


    4264206          069/G01             F          535,200.00         ZZ
                                         360        534,782.49          1
                                       7.250          3,651.01         80
                                       7.000          3,651.01      669,000.00
    RANCHO PALOS VE  CA   90275          1            01/12/01         00
    0432595114                           05           03/01/01          0
    88105341                             O            02/01/31
    0


    4266485          964/G01             F          461,000.00         ZZ
                                         360        461,000.00          1
                                       7.500          3,223.38         58
                                       7.250          3,223.38      800,000.00
    SAN FRANCISCO    CA   94131          5            02/01/01         00
    0432624682                           05           04/01/01          0
    100427                               O            03/01/31
    0


    4266902          964/G01             F          308,000.00         ZZ
                                         360        308,000.00          1
                                       7.125          2,075.05         80
                                       6.875          2,075.05      385,000.00
    FREMONT          CA   94538          1            02/07/01         00
    0432629335                           05           04/01/01          0
    51689                                O            03/01/31
    0


    4267629          E22/G01             F          428,400.00         ZZ
                                         360        428,400.00          1
                                       7.875          3,106.20         80
                                       7.625          3,106.20      535,500.00
1


    SAN JOSE         CA   95125          1            01/23/01         00
    0412341257                           05           04/01/01          0
    0412341257                           O            03/01/31
    0


    4267641          E22/G01             F          480,000.00         ZZ
                                         360        479,625.55          1
                                       7.250          3,274.45         76
                                       7.000          3,274.45      635,000.00
    SOUTH SAN FRANC  CA   94080          1            01/30/01         00
    0412360547                           03           03/01/01          0
    0412360547                           O            02/01/31
    0


    4267900          B90/G01             F          314,000.00         ZZ
                                         360        314,000.00          1
                                       7.875          2,276.72         79
                                       7.625          2,276.72      400,000.00
    CALEDONIA        IL   61011          2            02/12/01         00
    0432637833                           05           04/01/01          0
    901622351                            O            03/01/31
    0


    4268124          163/G01             F        1,000,000.00         ZZ
                                         360      1,000,000.00          1
                                       7.875          7,250.69         63
                                       7.625          7,250.69    1,600,000.00
    PLANTATION KEY   FL   33036          1            02/01/01         00
    0432634913                           05           04/01/01          0
    217844558                            O            03/01/31
    0


    4268546          964/G01             F          310,000.00         ZZ
                                         360        310,000.00          1
                                       7.125          2,088.53         59
                                       6.875          2,088.53      529,000.00
    NOVATO           CA   94945          1            02/16/01         00
    0432634970                           05           04/01/01          0
    400                                  O            03/01/31
    0


    4268610          025/025             F          311,000.00         ZZ
                                         360        310,367.76          1
                                       8.000          2,282.01         77
                                       7.750          2,282.01      406,000.00
    NEWTON           MA   02465          1            11/30/00         00
    138443775                            01           01/01/01          0
    138443775                            O            12/01/30
    0
1




    4268757          025/025             F          284,700.00         ZZ
                                         360        284,122.84          1
                                       8.000          2,089.03         75
                                       7.750          2,089.03      380,000.00
    MONTEREY         CA   93940          5            11/08/00         00
    0138461827                           05           01/01/01          0
    0138461827                           O            12/01/30
    0


    4268828          025/025             F          402,000.00         ZZ
                                         360        401,225.68          1
                                       8.250          3,020.09         75
                                       8.000          3,020.09      540,000.00
    FAYETTEVILLE     GA   30214          5            11/28/00         00
    138536834                            05           01/01/01          0
    138536834                            O            12/01/30
    0


    4268894          025/025             F          600,000.00         ZZ
                                         360        598,753.09          1
                                       7.875          4,350.42         80
                                       7.625          4,350.42      750,000.00
    MALVERN          PA   19355          1            11/30/00         00
    0138447867                           05           01/01/01          0
    0138447867                           O            12/01/30
    0


    4271136          025/025             F          370,400.00         ZZ
                                         360        369,610.63          1
                                       7.750          2,653.60         80
                                       7.500          2,653.60      463,000.00
    LOS ANGELES      CA   90025          1            11/21/00         00
    0138507736                           08           01/01/01          0
    0138507736                           O            12/01/30
    0


    4271214          163/G01             F          649,950.00         ZZ
                                         360        649,950.00          1
                                       7.875          4,712.59         67
                                       7.625          4,712.59      970,000.00
    BROOMFIELD       CO   80020          2            02/08/01         00
    0432630325                           03           04/01/01          0
    1817883531                           O            03/01/31
    0


    4271508          025/025             F          294,400.00         ZZ
                                         360        293,788.20          1
1


                                       7.875          2,134.60         95
                                       7.625          2,134.60      309,900.00
    BIRMINGHAM       AL   35242          1            11/30/00         01
    138456140                            03           01/01/01         30
    138456140                            O            12/01/30
    0


    4272017          253/253             F          497,750.00         ZZ
                                         360        497,351.95          1
                                       7.125          3,353.44         80
                                       6.875          3,353.44      622,200.00
    HIGHLAND VILLAG  TX   75077          1            01/23/01         00
    948828                               03           03/01/01          0
    948828                               O            02/01/31
    0


    4275500          Q73/G01             F          311,000.00         ZZ
                                         360        311,000.00          1
                                       7.250          2,121.57         80
                                       7.000          2,121.57      390,000.00
    HATTIESBURG      MS   39402          2            02/13/01         00
    0432630457                           05           04/01/01          0
    2782834                              O            03/01/31
    0


    4275733          956/G01             F          469,100.00         ZZ
                                         360        468,734.06          1
                                       7.250          3,200.09         80
                                       7.000          3,200.09      589,900.00
    PORTLAND         OR   97229          1            01/29/01         00
    0432583557                           03           03/01/01          0
    1710120042                           O            02/01/31
    0


    4276128          956/G01             F          307,950.00         ZZ
                                         360        307,715.68          1
                                       7.375          2,126.93         80
                                       7.125          2,126.93      385,000.00
    OAKLEY           CA   94561          1            01/15/01         00
    0432602928                           05           03/01/01          0
    211010083                            O            02/01/31
    0


    4277799          U05/G01             F          420,000.00         ZZ
                                         360        420,000.00          1
                                       8.125          3,118.49         80
                                       7.875          3,118.49      525,000.00
    ATLANTA          GA   30327          1            02/15/01         00
    0432620052                           05           04/01/01          0
1


    3101265                              O            03/01/31
    0


    4278065          L60/L60             F          538,150.00         ZZ
                                         360        537,387.91          1
                                       7.750          3,855.37         80
                                       7.500          3,855.37      672,740.00
    BURKE            VA   22015          1            12/29/00         00
    6960059709                           03           02/01/01          0
    6960059709                           O            01/01/31
    0


    4278132          L60/L60             F          343,200.00         ZZ
                                         360        342,969.72          1
                                       8.000          2,518.28         80
                                       7.750          2,518.28      429,000.00
    ASHEVILLE        NC   28803          1            01/08/01         00
    6610570362                           05           03/01/01          0
    6610570362                           O            02/01/31
    0


    4278202          L60/L60             F          400,000.00         ZZ
                                         360        399,717.68          1
                                       7.750          2,865.65         58
                                       7.500          2,865.65      700,000.00
    CHESTER          MD   21619          1            01/05/01         00
    6960066349                           05           03/01/01          0
    6960066349                           O            02/01/31
    0


    4278316          L60/L60             F          356,000.00         ZZ
                                         360        355,767.13          1
                                       8.125          2,643.29         80
                                       7.875          2,643.29      445,000.00
    HAYMARKET        VA   20169          1            01/05/01         00
    6610550418                           05           03/01/01          0
    6610550418                           O            02/01/31
    0


    4278388          L60/L60             F          375,000.00         ZZ
                                         360        374,495.08          1
                                       8.000          2,751.62         78
                                       7.750          2,751.62      485,000.00
    STAFFORD         VA   22554          5            12/29/00         00
    6960062289                           03           02/01/01          0
    6960062289                           O            01/01/31
    0


1


    4282871          956/G01             F          300,000.00         ZZ
                                         360        299,788.26          1
                                       7.750          2,149.24         74
                                       7.500          2,149.24      410,000.00
    BRENTWOOD        CA   94513          2            01/18/01         00
    0432600583                           05           03/01/01          0
    211010041                            O            02/01/31
    0


    4283412          956/G01             F          312,000.00         ZZ
                                         360        311,762.59          1
                                       7.375          2,154.91         80
                                       7.125          2,154.91      390,000.00
    SCOTTSDALE       AZ   85259          1            01/24/01         00
    0432584886                           03           03/01/01          0
    411010053                            O            02/01/31
    0


    4283466          Q73/G01             F          560,000.00         ZZ
                                         360        560,000.00          1
                                       7.500          3,915.60         80
                                       7.250          3,915.60      700,000.00
    TUPELO           MS   38801          2            02/14/01         00
    0432639649                           05           04/01/01          0
    2780331                              O            03/01/31
    0


    4287814          696/G01             F          365,000.00         ZZ
                                         360        364,722.27          1
                                       7.375          2,520.96         79
                                       7.125          2,520.96      465,000.00
    ALEXANDRIA       VA   22302          2            01/31/01         00
    0432576023                           05           03/01/01          0
    23101010                             O            02/01/31
    0


    4289111          477/G01             F          251,250.00         ZZ
                                         360        251,250.00          1
                                       7.250          1,713.97         75
                                       7.000          1,713.97      335,000.00
    DIAMOND BAR      CA   91765          1            02/16/01         00
    0432632776                           05           04/01/01          0
    0100154                              O            03/01/31
    0


    4289424          E22/G01             F          106,000.00         ZZ
                                         360        105,925.18          1
                                       7.750            759.40         70
                                       7.500            759.40      153,000.00
1


    OAK LEAF         TX   75154          5            01/26/01         00
    0412322083                           05           03/01/01          0
    0412322083                           O            02/01/31
    0


    4289449          E22/G01             F          370,000.00         ZZ
                                         360        369,718.46          1
                                       7.375          2,555.50         58
                                       7.125          2,555.50      642,900.00
    MONTARA          CA   94037          1            01/31/01         00
    0412352452                           05           03/01/01          0
    0412352452                           O            02/01/31
    0


    4289454          E22/G01             F          485,000.00         ZZ
                                         360        483,952.14          1
                                       7.375          3,349.77         24
                                       7.125          3,349.77    2,100,000.00
    LOS ALTOS        CA   94022          2            01/25/01         00
    0412353526                           05           03/01/01          0
    0412353526                           O            02/01/31
    0


    4289955          369/G01             F          327,900.00         ZZ
                                         360        327,900.00          1
                                       7.625          2,320.86         80
                                       7.375          2,320.86      409,900.00
    RALEIGH          NC   27614          1            02/15/01         00
    0432633584                           03           04/01/01          0
    14255164                             O            03/01/31
    0


    4290074          956/G01             F          336,000.00         ZZ
                                         360        335,744.33          1
                                       7.375          2,320.67         80
                                       7.125          2,320.67      420,000.00
    PLYMOUTH         MN   55446          1            01/31/01         00
    0432584316                           05           03/01/01          0
    3511010012                           O            02/01/31
    0


    4290106          956/G01             F          332,250.00         ZZ
                                         360        331,997.18          1
                                       7.375          2,294.77         75
                                       7.125          2,294.77      443,000.00
    SANTA ROSA       CA   95403          1            01/19/01         00
    0432595403                           05           03/01/01          0
    810120134                            O            02/01/31
    0
1




    4291913          696/G01             F          420,000.00         ZZ
                                         360        419,718.19          1
                                       8.000          3,081.81         70
                                       7.750          3,081.81      601,000.00
    ALEXANDRIA       VA   22308          5            01/29/01         00
    0432609683                           05           03/01/01          0
    24601005                             O            02/01/31
    0


    4294385          E82/G01             F          452,000.00         ZZ
                                         360        451,680.99          1
                                       7.750          3,238.18         54
                                       7.500          3,238.18      850,000.00
    CONCORD          MA   01742          2            02/01/01         00
    0400371621                           05           03/01/01          0
    1996086                              O            02/01/31
    0


    4295140          F19/G01             F          339,000.00         ZZ
                                         360        339,000.00          1
                                       7.375          2,341.39         67
                                       7.125          2,341.39      510,000.00
    WATSONVILLE      CA   95076          5            02/09/01         00
    0432619492                           05           04/01/01          0
    618614                               O            03/01/31
    0


    4296713          253/253             F          319,094.00         ZZ
                                         360        318,874.39          1
                                       7.875          2,313.66         90
                                       7.625          2,313.66      355,000.00
    MAGNOLIA         TX   77355          4            01/25/01         19
    938145                               03           03/01/01         25
    938145                               O            02/01/31
    0


    4296792          E22/G01             F           95,750.00         ZZ
                                         360         95,687.37          1
                                       8.125            710.94         58
                                       7.875            710.94      165,990.00
    HIALEAH          FL   33014          1            02/06/01         00
    0412325441                           05           03/01/01          0
    0412325441                           O            02/01/31
    0


    4297899          956/G01             F          314,150.00         ZZ
                                         360        313,910.95          1
1


                                       7.375          2,169.76         80
                                       7.125          2,169.76      392,712.00
    PARK CITY        UT   84098          1            01/23/01         00
    0432604478                           05           03/01/01          0
    1000002502                           O            02/01/31
    0


    4298277          L46/L46             F          426,550.00         ZZ
                                         360        425,135.82          1
                                       8.125          3,167.13         80
                                       7.875          3,167.13      533,246.00
    FLOWER MOUND     TX   75028          1            09/29/00         00
    0000913855                           03           11/01/00          0
    0000913855                           O            10/01/30
    0


    4298649          163/G01             F          540,000.00         ZZ
                                         360        539,637.67          1
                                       8.000          3,962.33         80
                                       7.750          3,962.33      675,000.00
    ROCKLIN          CA   95765          1            12/27/00         00
    0432613891                           03           03/01/01          0
    717780216                            O            02/01/31
    0


    4299016          163/G01             F          367,800.00         ZZ
                                         360        367,553.21          1
                                       8.000          2,698.79         74
                                       7.750          2,698.79      500,000.00
    BOCA RATON       FL   33486          5            01/16/01         00
    0432607976                           03           03/01/01          0
    7717789076                           O            02/01/31
    0


    4299691          624/G01             F          600,000.00         ZZ
                                         360        600,000.00          1
                                       7.375          4,144.05         80
                                       7.125          4,144.05      750,000.00
    SANTA CRUZ       CA   95062          1            02/20/01         00
    0432643930                           05           04/01/01          0
    88615010066F                         O            03/01/31
    0


    4300614          E23/G01             F          368,400.00         ZZ
                                         360        368,400.00          1
                                       7.500          2,575.91         80
                                       7.250          2,575.91      461,573.00
    SAN MARCOS       CA   92078          1            02/15/01         00
    0432630663                           03           04/01/01          0
1


    11001910                             O            03/01/31
    0


    4301735          696/G01             F          644,000.00         ZZ
                                         360        644,000.00          1
                                       7.875          4,669.45         68
                                       7.625          4,669.45      950,000.00
    MIDDLEBURG       VA   20117          1            02/06/01         00
    0432608453                           03           04/01/01          0
    50101010                             O            03/01/31
    0


    4301775          D03/D03             F          450,000.00         ZZ
                                         360        450,000.00          1
                                       6.875          2,956.18         65
                                       6.625          2,956.18      700,000.00
    STANFORD         CA   94305          5            02/13/01         00
    653961                               02           04/01/01          0
    653961                               O            03/01/31
    0


    4302303          588/G01             F          279,900.00         ZZ
                                         360        279,702.45          1
                                       7.750          2,005.24         80
                                       7.500          2,005.24      349,900.00
    MARBURY          MD   20658          1            01/26/01         00
    0432604312                           05           03/01/01          0
    1032676                              O            02/01/31
    0


    4303926          664/G01             F          340,000.00         ZZ
                                         360        339,771.87          1
                                       8.000          2,494.80         71
                                       7.750          2,494.80      485,000.00
    BARRINGTON       IL   60010          5            01/05/01         00
    0432615953                           05           03/01/01          0
    0003785714                           O            02/01/31
    0


    4303939          K88/G01             F          475,000.00         ZZ
                                         360        474,664.75          1
                                       7.750          3,402.96         80
                                       7.500          3,402.96      595,000.00
    WOODCLIFF LAKE   NJ   07675          1            01/30/01         00
    0432601896                           05           03/01/01          0
    26733                                O            02/01/31
    0


1


    4303987          550/550             F          535,200.00         ZZ
                                         360        534,822.26          1
                                       7.750          3,834.24         80
                                       7.500          3,834.24      669,000.00
    NETHER PROVIDEN  PA   19086          1            01/12/01         00
    120360735                            05           03/01/01          0
    120360735                            O            02/01/31
    0


    4304254          E22/G01             F          649,950.00         ZZ
                                         360        649,950.00          1
                                       7.250          4,433.80         60
                                       7.000          4,433.80    1,100,000.00
    LOS ANGELES      CA   90068          1            02/02/01         00
    0412332918                           05           04/01/01          0
    0412332918                           O            03/01/31
    0


    4304264          E22/G01             F          168,000.00         ZZ
                                         360        168,000.00          1
                                       8.000          1,232.72         80
                                       7.750          1,232.72      210,000.00
    ELK GROVE        CA   95624          2            02/02/01         00
    0412347817                           05           04/01/01          0
    0412347817                           O            03/01/31
    0


    4304275          E22/G01             F          245,000.00         ZZ
                                         360        245,000.00          1
                                       7.875          1,776.42         60
                                       7.625          1,776.42      410,000.00
    ANTIOCH          CA   94509          1            02/03/01         00
    0412361834                           05           04/01/01          0
    0412361834                           O            03/01/31
    0


    4304285          E22/G01             F          251,750.00         ZZ
                                         360        251,750.00          1
                                       8.000          1,847.25         95
                                       7.750          1,847.25      265,000.00
    PICO RIVERA      CA   90660          1            02/02/01         04
    0412368458                           05           04/01/01         30
    0412368458                           O            03/01/31
    0


    4304706          E82/G01             F          396,000.00         ZZ
                                         360        395,727.48          1
                                       7.875          2,871.27         80
                                       7.625          2,871.27      495,500.00
1


    TUCSON           AZ   85750          2            02/01/01         00
    0400368783                           03           03/01/01          0
    3686637                              O            02/01/31
    0


    4304707          E82/G01             F          424,300.00         ZZ
                                         360        424,300.00          1
                                       7.875          3,076.47         54
                                       7.625          3,076.47      800,000.00
    BRIDGEWATER      NJ   08807          2            02/05/01         00
    0400370672                           05           04/01/01          0
    0400370672                           O            03/01/31
    0


    4304710          E82/G01             F          660,000.00         ZZ
                                         360        659,545.79          1
                                       7.875          4,785.46         38
                                       7.625          4,785.46    1,750,000.00
    NEWPORT BEACH    CA   92660          2            02/02/01         00
    0400369047                           03           03/01/01          0
    3750443                              O            02/01/31
    0


    4304723          757/G01             F          340,200.00         ZZ
                                         360        339,965.87          1
                                       7.875          2,466.69         90
                                       7.625          2,466.69      378,000.00
    KENNEBUNK        ME   04043          2            01/26/01         01
    0432600757                           05           03/01/01         25
    1000109650                           O            02/01/31
    0


    4304724          956/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
                                       7.375          2,417.36         77
                                       7.125          2,417.36      455,000.00
    WILTON           CT   06897          1            02/01/01         00
    0432615912                           05           04/01/01          0
    34110100434                          O            03/01/31
    0


    4305709          588/G01             F          292,000.00         ZZ
                                         360        291,808.99          1
                                       8.125          2,168.09         80
                                       7.875          2,168.09      365,000.00
    LORTON           VA   22079          1            01/25/01         00
    0432600054                           03           03/01/01          0
    1031456                              O            02/01/31
    0
1




    4305875          025/025             F          447,440.00         ZZ
                                         360        446,578.14          1
                                       8.250          3,361.47         80
                                       8.000          3,361.47      560,000.00
    SALINAS          CA   93907          1            11/06/00         00
    0138177753                           05           01/01/01          0
    0138177753                           O            12/01/30
    0


    4306186          025/025             F          420,400.00         ZZ
                                         360        419,569.40          1
                                       8.125          3,121.46         80
                                       7.875          3,121.46      525,500.00
    GREAT FALLS      VA   22066          1            11/30/00         00
    0138539242                           03           01/01/01          0
    0138539242                           O            12/01/30
    0


    4306823          025/025             F          500,000.00         ZZ
                                         360        498,934.44          1
                                       7.750          3,582.07         52
                                       7.500          3,582.07      970,000.00
    WYNNEWOOD        PA   19096          2            11/16/00         00
    138516802                            05           01/01/01          0
    138516802                            O            12/01/30
    0


    4306978          025/025             F          560,000.00         ZZ
                                         360        558,893.61          1
                                       8.125          4,157.98         80
                                       7.875          4,157.98      700,000.00
    MACON            GA   31210          1            11/15/00         00
    0025423252                           05           01/01/01          0
    0025423252                           O            12/01/30
    0


    4307145          025/025             F          335,600.00         ZZ
                                         360        333,388.42          1
                                       7.875          2,433.34         70
                                       7.625          2,433.34      482,000.00
    ATLANTA          GA   30319          1            11/21/00         00
    138544002                            05           01/01/01          0
    138544002                            O            12/01/30
    0


    4307247          025/025             F          360,320.00         ZZ
                                         360        359,625.94          1
1


                                       8.250          2,706.97         80
                                       8.000          2,706.97      450,400.00
    BATAVIA          IL   60510          1            11/29/00         00
    0138427026                           05           01/01/01          0
    0138427026                           O            12/01/30
    0


    4307404          025/025             F          352,800.00         ZZ
                                         360        352,085.09          1
                                       8.000          2,588.72         80
                                       7.750          2,588.72      441,000.00
    ALPHARETTA       GA   30004          1            11/29/00         00
    0025371600                           03           01/01/01          0
    0025371600                           O            12/01/30
    0


    4307457          B60/G01             F          310,430.00         ZZ
                                         360        310,193.79          1
                                       7.375          2,144.06         44
                                       7.125          2,144.06      720,000.00
    HERMOSA BEACH    CA   90254          2            01/26/01         00
    0432600526                           05           03/01/01          0
    310381                               O            02/01/31
    0


    4307498          025/025             F          340,000.00         ZZ
                                         360        339,275.43          1
                                       7.750          2,435.80         80
                                       7.500          2,435.80      425,000.00
    FRESNO           CA   93711          1            11/09/00         00
    0138460712                           05           01/01/01          0
    0138460712                           O            12/01/30
    0


    4307737          025/025             F          284,000.00         ZZ
                                         360        283,189.31          1
                                       7.750          2,034.62         80
                                       7.500          2,034.62      355,000.00
    AURORA           CO   80015          2            11/21/00         00
    0138395025                           03           01/01/01          0
    0138395025                           O            12/01/30
    0


    4308212          025/025             F          351,900.00         ZZ
                                         360        351,168.68          1
                                       7.875          2,551.52         75
                                       7.625          2,551.52      470,000.00
    KINGSPORT        TN   37664          1            11/15/00         00
    0021819867                           05           01/01/01          0
1


    0021819867                           O            12/01/30
    0


    4308225          696/G01             F          893,100.00         ZZ
                                         360        892,469.66          1
                                       7.750          6,398.28         60
                                       7.500          6,398.28    1,496,000.00
    ALEXANDRIA       VA   22309          2            02/02/01         00
    0432612976                           05           03/01/01          0
    10001004                             O            02/01/31
    0


    4308333          E87/G01             F          500,000.00         ZZ
                                         360        500,000.00          1
                                       7.625          3,538.97         65
                                       7.375          3,538.97      775,000.00
    SANTA BARBARA    CA   93108          1            02/15/01         00
    0432637015                           05           04/01/01          0
    70003232                             O            03/01/31
    0


    4308365          025/025             F          310,000.00         ZZ
                                         360        309,371.79          1
                                       8.000          2,274.68         48
                                       7.750          2,274.68      650,000.00
    NEWTON           MA   02459          1            11/10/00         00
    138519053                            05           01/01/01          0
    138519053                            O            12/01/30
    0


    4308519          025/025             F          369,000.00         ZZ
                                         360        368,213.63          1
                                       7.750          2,643.56         90
                                       7.500          2,643.56      410,000.00
    ARLINGTON        MA   02476          1            11/30/00         10
    0138436829                           05           01/01/01         25
    0138436829                           O            12/01/30
    0


    4308741          025/025             F          435,000.00         ZZ
                                         360        434,118.51          1
                                       8.000          3,191.88         49
                                       7.750          3,191.88      900,000.00
    LEAWOOD          KS   66206          5            11/20/00         00
    138453279                            03           01/01/01          0
    138453279                            O            12/01/30
    0


1


    4308926          025/025             F          286,300.00         ZZ
                                         360        285,719.85          1
                                       8.000          2,100.77         95
                                       7.750          2,100.77      301,400.00
    CORONA           CA   92882          1            11/17/00         12
    0138507751                           05           01/01/01         30
    0138507751                           O            12/01/30
    0


    4309003          025/025             F          332,000.00         ZZ
                                         360        331,327.23          1
                                       8.000          2,436.10         80
                                       7.750          2,436.10      415,000.00
    SEATTLE          WA   98126          1            11/20/00         00
    0138573332                           05           01/01/01          0
    0138573332                           O            12/01/30
    0


    4309180          025/025             F          380,000.00         ZZ
                                         360        379,210.31          1
                                       7.875          2,755.26         70
                                       7.625          2,755.26      550,000.00
    WINSTON          GA   30187          1            11/27/00         00
    0020141537                           05           01/01/01          0
    0020141537                           O            12/01/30
    0


    4310354          E22/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
                                       7.500          2,097.64         46
                                       7.250          2,097.64      655,000.00
    MORAGA           CA   94556          1            02/06/01         00
    0412346884                           03           04/01/01          0
    0412346884                           O            03/01/31
    0


    4310361          E22/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
                                       7.750          2,149.24         75
                                       7.500          2,149.24      400,000.00
    WESTMINSTER      CA   92683          1            01/30/01         00
    0412355174                           05           04/01/01          0
    0412355174                           O            03/01/31
    0


    4310370          E22/G01             F          351,000.00         ZZ
                                         360        351,000.00          1
                                       7.125          2,364.75         90
                                       6.875          2,364.75      390,000.00
1


    HERMOSA BEACH    CA   90254          1            02/06/01         04
    0412372476                           01           04/01/01         25
    0412372476                           O            03/01/31
    0


    4310764          025/025             F          450,000.00         ZZ
                                         360        449,110.91          1
                                       8.125          3,341.24         64
                                       7.875          3,341.24      710,000.00
    DURANGO          CO   81301          1            11/09/00         00
    138523055                            03           01/01/01          0
    138523055                            O            12/01/30
    0


    4310794          025/025             F          292,950.00         ZZ
                                         360        292,102.57          1
                                       8.000          2,149.57         80
                                       7.750          2,149.57      366,200.00
    TORRANCE         CA   90505          1            11/16/00         00
    0138507165                           05           01/01/01          0
    0138507165                           O            12/01/30
    0


    4310873          025/025             F          294,400.00         ZZ
                                         360        293,601.89          1
                                       8.000          2,160.21         80
                                       7.750          2,160.21      368,000.00
    ALPHARETTA       GA   30004          2            10/27/00         00
    0138443718                           03           12/01/00          0
    0138443718                           O            11/01/30
    0


    4310910          025/025             F          325,000.00         ZZ
                                         360        324,253.53          1
                                       7.375          2,244.70         79
                                       7.125          2,244.70      415,000.00
    GLEN ALLEN       VA   23059          1            11/28/00         00
    B10170138439732                      03           01/01/01          0
    B10170138439732                      O            12/01/30
    0


    4310949          G75/G75             F          332,550.00         ZZ
                                         360        332,326.86          1
                                       8.000          2,440.14         80
                                       7.750          2,440.14      415,725.00
    SOUTH BRUNSWICK  NJ   08824          1            01/26/01         00
    04077120                             05           03/01/01          0
    04077120                             O            02/01/31
    0
1




    4310951          G75/G75             F          210,300.00         ZZ
                                         360        210,135.94          1
                                       7.250          1,434.62         80
                                       7.000          1,434.62      262,886.00
    LAUREL           MD   20723          1            01/31/01         00
    04190409                             05           03/01/01          0
    04190409                             O            02/01/31
    0


    4310952          G75/G75             F          564,400.00         ZZ
                                         360        563,991.50          1
                                       7.625          3,994.79         80
                                       7.375          3,994.79      705,561.00
    BRANCHBURG TOWN  NJ   08853          1            01/31/01         00
    04261258                             03           03/01/01          0
    04261258                             O            02/01/31
    0


    4310954          G75/G75             F          333,000.00         ZZ
                                         360        332,764.96          1
                                       7.750          2,385.66         84
                                       7.500          2,385.66      399,005.00
    MONROE TOWNSHIP  NJ   08831          1            01/05/01         01
    04150936                             03           03/01/01         12
    04150936                             O            02/01/31
    0


    4310955          G75/G75             F          300,000.00         ZZ
                                         360        299,625.76          1
                                       8.375          2,280.22         79
                                       8.125          2,280.22      382,000.00
    OPHELIA          VA   22530          1            12/27/00         00
    04202571                             05           02/01/01          0
    04202571                             O            01/01/31
    0


    4310956          G75/G75             F          301,700.00         ZZ
                                         360        301,203.27          1
                                       8.125          2,240.12         53
                                       7.875          2,240.12      575,000.00
    BALTIMORE        MD   21212          5            12/07/00         00
    04207064                             05           02/01/01          0
    04207064                             O            01/01/31
    0


    4310957          G75/G75             F          300,000.00         ZZ
                                         240        298,977.94          1
1


                                       8.000          2,509.33         75
                                       7.750          2,509.33      400,000.00
    NEW PROVIDENCE   NJ   07974          5            12/18/00         00
    04228501                             05           02/01/01          0
    04228501                             O            01/01/21
    0


    4310958          G75/G75             F          632,000.00         ZZ
                                         360        631,149.04          1
                                       8.000          4,637.40         80
                                       7.750          4,637.40      790,000.00
    HOPEWELL TOWNSH  NJ   08534          1            12/07/00         00
    04221482                             05           02/01/01          0
    04221482                             O            01/01/31
    0


    4310959          G75/G75             F          400,000.00         ZZ
                                         360        399,474.91          1
                                       8.125          2,969.99         80
                                       7.875          2,969.99      500,000.00
    BRIDGEWATER      NJ   08805          1            12/15/00         00
    04127874                             05           02/01/01          0
    04127874                             O            01/01/31
    0


    4310961          G75/G75             F          311,000.00         ZZ
                                         360        310,581.25          1
                                       8.000          2,282.01         75
                                       7.750          2,282.01      420,000.00
    VIRGINIA BEACH   VA   23451          5            12/21/00         00
    04236609                             05           02/01/01          0
    04236609                             O            01/01/31
    0


    4310962          G75/G75             F          328,350.00         ZZ
                                         360        327,950.75          1
                                       8.500          2,524.73         80
                                       8.250          2,524.73      410,472.00
    ROCKVILLE        VA   23146          1            12/18/00         00
    04231572                             05           02/01/01          0
    04231572                             O            01/01/31
    0


    4310963          G75/G75             F          362,800.00         ZZ
                                         360        362,299.00          1
                                       7.875          2,630.56         80
                                       7.625          2,630.56      453,500.00
    RICHMOND         VA   23233          2            12/18/00         00
    04234580                             03           02/01/01          0
1


    04234580                             O            01/01/31
    0


    4310964          G75/G75             F          500,000.00         ZZ
                                         360        499,343.64          1
                                       8.125          3,712.49         74
                                       7.875          3,712.49      683,359.00
    HOPEWELL TOWNSH  NJ   08638          1            12/19/00         00
    04049183                             05           02/01/01          0
    04049183                             O            01/01/31
    0


    4310965          G75/G75             F          400,000.00         ZZ
                                         360        399,744.93          1
                                       8.250          3,005.07         89
                                       8.000          3,005.07      450,000.00
    HAMILTON TOWNSH  NJ   08690          2            12/28/00         01
    04072005                             05           03/01/01         25
    04072005                             O            02/01/31
    0


    4310966          G75/G75             F          332,000.00         ZZ
                                         360        331,777.23          1
                                       8.000          2,436.10         80
                                       7.750          2,436.10      415,000.00
    JENKINTOWN       PA   19046          1            01/30/01         00
    04225581                             05           03/01/01          0
    04225581                             O            02/01/31
    0


    4310967          G75/G75             F          287,000.00         ZZ
                                         360        286,802.49          1
                                       7.875          2,080.95         80
                                       7.625          2,080.95      360,500.00
    PRINCETON        NJ   08540          1            01/04/01         00
    04232322                             05           03/01/01          0
    04232322                             O            02/01/31
    0


    4310970          G75/G75             F          426,900.00         T
                                         360        426,606.20          1
                                       7.875          3,095.33         70
                                       7.625          3,095.33      610,000.00
    SEA GIRT BORO    NJ   08750          1            01/30/01         00
    04244529                             05           03/01/01          0
    04244529                             O            02/01/31
    0


1


    4311015          025/025             F          296,000.00         ZZ
                                         360        295,237.18          1
                                       8.250          2,223.75         80
                                       8.000          2,223.75      370,000.00
    NASHVILLE        TN   37205          1            10/31/00         00
    0021436244                           05           12/01/00          0
    0021436244                           O            11/01/30
    0


    4311170          025/025             F          390,000.00         ZZ
                                         360        389,278.81          1
                                       8.125          2,895.74         65
                                       7.875          2,895.74      600,000.00
    COLUMBUS         GA   31904          2            11/21/00         00
    0025237873                           05           01/01/01          0
    0025237873                           O            12/01/30
    0


    4311271          025/025             F          320,000.00         ZZ
                                         360        319,318.06          1
                                       7.750          2,292.52         69
                                       7.500          2,292.52      470,000.00
    SAN DIEGO        CA   92130          1            11/09/00         00
    0138504568                           05           01/01/01          0
    0138504568                           O            12/01/30
    0


    4311717          025/025             F          400,000.00         ZZ
                                         360        399,188.59          1
                                       8.000          2,935.06         80
                                       7.750          2,935.06      500,000.00
    MAITLAND         FL   32751          1            11/15/00         00
    0021978010                           05           01/01/01          0
    0021978010                           O            12/01/30
    0


    4311795          025/025             F          327,350.00         ZZ
                                         360        326,669.73          1
                                       7.875          2,373.51         80
                                       7.625          2,373.51      409,204.00
    NEWBURY PARK AR  CA   91320          1            11/15/00         00
    138596713                            03           01/01/01          0
    138596713                            O            12/01/30
    0


    4311851          025/025             F          320,000.00         ZZ
                                         360        319,318.06          1
                                       7.750          2,292.52         62
                                       7.500          2,292.52      520,000.00
1


    PLEASANTON       CA   94588          1            11/27/00         00
    0138462767                           05           01/01/01          0
    0138462767                           O            12/01/30
    0


    4311916          025/025             F          324,000.00         ZZ
                                         360        323,359.83          1
                                       8.125          2,405.70         52
                                       7.875          2,405.70      625,000.00
    SUDBURY          MA   01776          1            11/21/00         00
    138516364                            05           01/01/01          0
    138516364                            O            12/01/30
    0


    4312038          025/025             F          292,500.00         ZZ
                                         360        291,615.04          1
                                       8.750          2,301.10         72
                                       8.500          2,301.10      410,000.00
    QUINCEY          MA   02171          5            09/28/00         00
    138351002                            05           12/01/00          0
    138351002                            O            11/01/30
    0


    4312103          025/025             F          310,000.00         T
                                         360        309,159.63          1
                                       8.000          2,274.67         68
                                       7.750          2,274.67      458,800.00
    HAYDEN           ID   83835          1            10/12/00         00
    0138423397                           05           12/01/00          0
    0138423397                           O            11/01/30
    0


    4312174          025/025             F          279,000.00         ZZ
                                         360        278,434.65          1
                                       8.000          2,047.20         93
                                       7.750          2,047.20      300,000.00
    MORRISTOWN       TN   37814          1            11/30/00         12
    0020589859                           05           01/01/01         30
    0020589859                           O            12/01/30
    0


    4313360          025/025             F          318,300.00         ZZ
                                         360        317,458.66          1
                                       8.125          2,363.37         80
                                       7.875          2,363.37      400,000.00
    GREEN OAKS       IL   60048          1            10/27/00         00
    0138016981                           05           12/01/00          0
    0138016981                           O            11/01/30
    0
1




    4313811          025/025             F          344,000.00         ZZ
                                         360        343,320.32          1
                                       8.125          2,554.20         86
                                       7.875          2,554.20      400,000.00
    BLYTHEWOOD       SC   29016          2            11/03/00         12
    0138389333                           09           01/01/01         25
    0138389333                           O            12/01/30
    0


    4313995          025/025             F          350,000.00         ZZ
                                         360        349,290.75          1
                                       8.000          2,568.18         77
                                       7.750          2,568.18      460,000.00
    NEWPORT          VA   24128          1            11/13/00         00
    0137484317                           05           01/01/01          0
    0137484317                           O            12/01/30
    0


    4314269          964/G01             F          500,000.00         ZZ
                                         360        500,000.00          1
                                       7.500          3,496.07         63
                                       7.250          3,496.07      800,000.00
    ANAHEIM          CA   92807          1            02/13/01         00
    0432626224                           03           04/01/01          0
    105644                               O            03/01/31
    0


    4314531          025/025             F          277,500.00         ZZ
                                         360        276,951.74          1
                                       8.125          2,060.43         80
                                       7.875          2,060.43      347,500.00
    LAGUNA NIGUEL    CA   92677          1            11/28/00         00
    0138208434                           05           01/01/01          0
    0138208434                           O            12/01/30
    0


    4314651          025/025             F          358,500.00         ZZ
                                         360        357,791.68          1
                                       8.125          2,661.86         79
                                       7.875          2,661.86      454,000.00
    WINCHESTER       MA   01890          2            11/29/00         00
    0138458005                           05           01/01/01          0
    0138458005                           O            12/01/30
    0


    4314763          025/025             F          317,000.00         ZZ
                                         360        316,389.40          1
1


                                       8.250          2,381.52         80
                                       8.000          2,381.52      400,000.00
    WAKEFIELD        MA   01880          1            11/16/00         00
    138454111                            05           01/01/01          0
    138454111                            O            12/01/30
    0


    4314858          025/025             F          296,250.00         ZZ
                                         360        295,576.05          1
                                       8.250          2,225.63         75
                                       8.000          2,225.63      395,000.00
    CONCORD          CA   94521          2            11/17/00         00
    138532171                            05           01/01/01          0
    138532171                            O            12/01/30
    0


    4314943          025/025             F          380,100.00         ZZ
                                         354        379,049.60          1
                                       8.125          2,833.54         90
                                       7.875          2,833.54      422,500.00
    GREEN COVE SPRI  FL   32043          1            10/31/00         11
    021170758                            03           12/01/00         25
    021170758                            O            05/01/30
    0


    4315447          025/025             F          280,000.00         ZZ
                                         360        279,418.10          1
                                       7.875          2,030.20         56
                                       7.625          2,030.20      500,000.00
    ALEXANDRIA       VA   22308          2            01/09/00         00
    B10190138446224                      05           01/01/01          0
    B10190138446224                      O            12/01/30
    0


    4315736          025/025             F          300,000.00         ZZ
                                         360        299,422.14          1
                                       8.250          2,253.80         56
                                       8.000          2,253.80      540,000.00
    FAIRFIELD        CT   06430          1            11/17/00         00
    0138086848                           05           01/01/01          0
    0138086848                           O            12/01/30
    0


    4315826          025/025             F          273,600.00         ZZ
                                         360        272,820.08          1
                                       7.750          1,960.10         85
                                       7.500          1,960.10      321,900.00
    COLLIERVILLE     TN   38017          1            10/31/00         10
    138515028                            05           12/01/00         12
1


    138515028                            O            11/01/30
    0


    4316101          025/025             F          312,000.00         ZZ
                                         360        311,265.38          1
                                       7.250          2,128.40         80
                                       7.000          2,128.40      390,000.00
    POWAY            CA   92064          1            11/20/00         00
    0138504956                           05           01/01/01          0
    0138504956                           O            12/01/30
    0


    4316196          025/025             F          330,000.00         ZZ
                                         360        329,022.43          1
                                       7.750          2,364.16         66
                                       7.500          2,364.16      505,000.00
    EUGENE           OR   97402          5            11/17/00         00
    138517123                            05           01/01/01          0
    138517123                            O            12/01/30
    0


    4316265          025/025             F          432,000.00         ZZ
                                         360        431,167.87          1
                                       8.250          3,245.48         80
                                       8.000          3,245.48      540,000.00
    KIRKLAND         WA   98033          1            11/20/00         00
    0138408596                           05           01/01/01          0
    0138408596                           O            12/01/30
    0


    4316364          025/025             F          300,000.00         ZZ
                                         360        299,422.14          1
                                       8.250          2,253.80         75
                                       8.000          2,253.80      400,000.00
    SAN JOSE         CA   95111          1            11/06/00         00
    0138185137                           05           01/01/01          0
    0138185137                           O            12/01/30
    0


    4316472          025/025             F          313,500.00         ZZ
                                         360        312,848.47          1
                                       7.875          2,273.10         69
                                       7.625          2,273.10      460,000.00
    SAN DIEGO        CA   92129          1            11/17/00         00
    0138504832                           05           01/01/01          0
    0138504832                           O            12/01/30
    0


1


    4316560          025/025             F          361,600.00         ZZ
                                         360        360,829.39          1
                                       7.750          2,590.55         80
                                       7.500          2,590.55      452,000.00
    SUDBURY          MA   01776          1            11/17/00         00
    138236542                            05           01/01/01          0
    138236542                            O            12/01/30
    0


    4316632          025/025             F          299,600.00         ZZ
                                         360        298,961.51          1
                                       7.750          2,146.38         80
                                       7.500          2,146.38      374,500.00
    LIVERMORE        CA   94550          1            11/15/00         00
    0138177563                           05           01/01/01          0
    0138177563                           O            12/01/30
    0


    4316686          025/025             F          380,000.00         ZZ
                                         360        379,082.91          1
                                       7.125          2,560.14         74
                                       6.875          2,560.14      519,000.00
    NORTH BEND       WA   98045          1            11/10/00         00
    0138409610                           03           01/01/01          0
    0138409610                           O            12/01/30
    0


    4316762          025/025             F          300,000.00         ZZ
                                         360        299,376.55          1
                                       7.875          2,175.21         76
                                       7.625          2,175.21      397,000.00
    LIVERMORE        CA   94550          1            11/17/00         00
    0138177704                           05           01/01/01          0
    0138177704                           O            12/01/30
    0


    4316899          025/025             F          410,600.00         ZZ
                                         360        409,788.77          1
                                       8.125          3,048.69         80
                                       7.875          3,048.69      513,360.00
    POWDER SPRINGS   GA   30127          1            11/30/00         00
    0020097309                           03           01/01/01          0
    0020097309                           O            12/01/30
    0


    4317030          025/025             F          336,000.00         ZZ
                                         360        335,297.17          1
                                       7.875          2,436.24         78
                                       7.625          2,436.24      435,000.00
1


    VALLEY CENTER    CA   92082          1            11/16/00         00
    0138508155                           05           01/01/01          0
    0138508155                           O            12/01/30
    0


    4317166          025/025             F          400,000.00         ZZ
                                         360        399,229.52          1
                                       8.250          3,005.07         80
                                       8.000          3,005.07      500,000.00
    ESCONDIDO        CA   92026          1            11/16/00         00
    0138504212                           05           01/01/01          0
    0138504212                           O            12/01/30
    0


    4317677          964/G01             F          450,000.00         ZZ
                                         360        450,000.00          1
                                       7.875          3,262.81         68
                                       7.625          3,262.81      667,000.00
    UNION CITY       CA   94587          2            02/13/01         00
    0432644789                           05           04/01/01          0
    104284                               O            03/01/31
    0


    4318681          E22/G01             F          572,000.00         ZZ
                                         360        572,000.00          1
                                       7.250          3,902.05         80
                                       7.000          3,902.05      715,000.00
    SAN JOSE         CA   95117          1            01/31/01         00
    0412368136                           05           04/01/01          0
    0412368136                           O            03/01/31
    0


    4319034          025/025             F          297,600.00         ZZ
                                         360        297,011.58          1
                                       8.125          2,209.68         80
                                       7.875          2,209.68      372,000.00
    OVERLAND PARK    KS   66224          2            11/29/00         00
    0138482948                           03           01/01/01          0
    0138482948                           O            12/01/30
    0


    4319130          025/025             F          375,900.00         ZZ
                                         360        375,138.26          1
                                       8.000          2,758.23         80
                                       7.750          2,758.23      469,900.00
    SAN DIEGO        CA   92129          1            11/21/00         00
    0138508080                           05           01/01/01          0
    0138508080                           O            12/01/30
    0
1




    4319214          025/025             F          508,000.00         ZZ
                                         360        506,970.61          1
                                       8.000          3,727.52         80
                                       7.750          3,727.52      635,000.00
    COLORADO SPRING  CO   80906          1            11/29/00         00
    0138558952                           05           01/01/01          0
    0138558952                           O            12/01/30
    0


    4319313          025/025             F          322,500.00         ZZ
                                         360        321,894.44          1
                                       8.375          2,451.23         75
                                       8.125          2,451.23      430,000.00
    TALLAHASSEE      FL   32308          5            11/22/00         00
    0020932422                           05           01/01/01          0
    0020932422                           O            12/01/30
    0


    4319359          025/025             F          444,000.00         ZZ
                                         360        443,122.46          1
                                       8.125          3,296.69         80
                                       7.875          3,296.69      555,000.00
    SAN JOSE         CA   95125          1            11/22/00         00
    0138565148                           05           01/01/01          0
    0138565148                           O            12/01/30
    0


    4319644          025/025             F          332,950.00         ZZ
                                         360        332,106.31          1
                                       8.750          2,619.32         90
                                       8.500          2,619.32      369,956.00
    CUMMING          GA   30041          1            11/30/00         12
    138541651                            05           01/01/01         25
    138541651                            O            12/01/30
    0


    4319653          E85/G01             F          582,400.00         ZZ
                                         360        582,400.00          1
                                       7.750          4,172.38         80
                                       7.500          4,172.38      728,000.00
    SAN FRANCISCO    CA   94114          1            02/01/01         00
    0432607117                           01           04/01/01          0
    9608704                              O            03/01/31
    0


    4319700          025/025             F          350,000.00         ZZ
                                         360        342,622.86          1
1


                                       7.875          2,537.75         64
                                       7.625          2,537.75      550,000.00
    ROCKY MOUNT      NC   27804          5            11/27/00         00
    0138457411                           05           01/01/01          0
    0138457411                           O            12/01/30
    0


    4319748          025/025             F          288,750.00         ZZ
                                         360        288,164.87          1
                                       8.000          2,118.75         75
                                       7.750          2,118.75      385,000.00
    PLEASANT HILL    CA   94523          5            11/28/00         00
    0138518170                           05           01/01/01          0
    0138518170                           O            12/01/30
    0


    4319855          025/025             F          423,750.00         ZZ
                                         360        422,912.75          1
                                       8.125          3,146.34         75
                                       7.875          3,146.34      565,000.00
    DIX HILLS        NY   11746          1            11/28/00         00
    029087440                            05           01/01/01          0
    029087440                            O            12/01/30
    0


    4319987          025/025             F          288,000.00         ZZ
                                         360        287,416.40          1
                                       8.000          2,113.24         80
                                       7.750          2,113.24      360,000.00
    NICEVILLE        FL   32578          1            11/15/00         00
    0025355819                           03           01/01/01          0
    0025355819                           O            12/01/30
    0


    4320355          025/025             F          331,900.00         ZZ
                                         360        331,227.46          1
                                       8.000          2,435.36         80
                                       7.750          2,435.36      414,900.00
    ALPHARETTA       GA   30022          1            11/21/00         00
    0020143343                           03           01/01/01          0
    0020143343                           O            12/01/30
    0


    4320470          025/025             F          430,000.00         ZZ
                                         360        428,973.50          1
                                       8.625          3,344.50         72
                                       8.375          3,344.50      600,000.00
    MCDONOUGH        GA   30253          2            10/31/00         00
    137721239                            03           12/01/00          0
1


    137721239                            O            11/01/30
    0


    4320546          E23/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
                                       7.500          4,544.89         77
                                       7.250          4,544.89      849,500.00
    RENO             NV   89511          1            02/15/01         00
    0432631885                           03           04/01/01          0
    11001696                             O            03/01/31
    0


    4320566          025/025             F          332,000.00         ZZ
                                         360        331,327.23          1
                                       8.000          2,436.10         80
                                       7.750          2,436.10      415,000.00
    SAN LEANDRO      CA   94579          1            11/13/00         00
    0138461162                           03           01/01/01          0
    0138461162                           O            12/01/30
    0


    4320630          025/025             F          522,450.00         ZZ
                                         360        521,364.25          1
                                       7.875          3,788.13         80
                                       7.625          3,788.13      653,109.00
    ATLANTA          GA   30342          1            11/30/00         00
    0138390653                           05           01/01/01          0
    0138390653                           O            12/01/30
    0


    4320728          025/025             F          290,000.00         ZZ
                                         360        289,332.57          1
                                       8.125          2,153.24         72
                                       7.875          2,153.24      405,000.00
    MOUNT PROSPECT   IL   60056          5            11/29/00         00
    138520069                            05           01/01/01          0
    138520069                            O            12/01/30
    0


    4321487          163/163             F          444,000.00         ZZ
                                         360        443,694.44          1
                                       7.875          3,219.31         80
                                       7.625          3,219.31      555,041.00
    GILROY           CA   95020          1            12/27/00         00
    717776966                            05           03/01/01          0
    717776966                            O            02/01/31
    0


1


    4321825          163/163             F          287,900.00         ZZ
                                         360        287,696.79          1
                                       7.750          2,062.56         90
                                       7.500          2,062.56      319,900.00
    WEST GRANBY      CT   06090          1            01/19/01         11
    1000224123                           05           03/01/01         25
    1000224123                           O            02/01/31
    0


    4322264          163/163             F          320,000.00         ZZ
                                         360        319,744.10          1
                                       7.125          2,155.90         61
                                       6.875          2,155.90      531,000.00
    SKILLMAN         NJ   08558          1            01/11/01         00
    1000219159                           03           03/01/01          0
    1000219159                           O            02/01/31
    0


    4322397          956/G01             F          364,500.00         ZZ
                                         360        364,242.74          1
                                       7.750          2,611.32         80
                                       7.500          2,611.32      458,000.00
    TORRANCE         CA   90505          2            01/22/01         00
    0432620706                           05           03/01/01          0
    511010080                            O            02/01/31
    0


    4322825          163/163             F          360,000.00         ZZ
                                         360        359,776.23          1
                                       8.375          2,736.27         67
                                       8.125          2,736.27      540,000.00
    MASSAPEQUA PARK  NY   11762          1            01/12/01         00
    1000226674                           05           03/01/01          0
    1000226674                           O            02/01/31
    0


    4323142          163/163             F          305,000.00         ZZ
                                         360        304,800.48          1
                                       8.125          2,264.62         88
                                       7.875          2,264.62      347,000.00
    CAPE ELIZABETH   ME   04107          2            01/19/01         11
    3217820897                           05           03/01/01         25
    3217820897                           O            02/01/31
    0


    4323233          163/163             F          356,500.00         ZZ
                                         360        353,550.44          1
                                       7.250          2,431.96         90
                                       7.000          2,431.96      398,266.00
1


    BASKING RIDGE    NJ   07920          1            01/29/01         11
    1000248672                           09           03/01/01         25
    1000248672                           O            02/01/31
    0


    4323412          956/G01             F          325,000.00         ZZ
                                         360        324,752.71          1
                                       7.375          2,244.69         79
                                       7.125          2,244.69      415,000.00
    GREENWOOD VILLA  CO   80111          2            01/26/01         00
    0432604221                           05           03/01/01          0
    2411010052                           O            02/01/31
    0


    4323517          163/163             F          318,450.00         ZZ
                                         360        318,225.24          1
                                       7.750          2,281.42         80
                                       7.500          2,281.42      398,100.00
    CAPE ELIZABETH   ME   04107          1            01/30/01         00
    1000244113                           05           03/01/01          0
    1000244113                           O            02/01/31
    0


    4323621          163/163             F          304,000.00         ZZ
                                         360        303,790.79          1
                                       7.875          2,204.21         86
                                       7.625          2,204.21      355,000.00
    HIGLEY           AZ   85236          2            01/26/01         11
    1817845316                           05           03/01/01         25
    1817845316                           O            02/01/31
    0


    4325159          624/G01             F          318,000.00         ZZ
                                         360        318,000.00          1
                                       7.375          2,196.35         79
                                       7.125          2,196.35      407,000.00
    NOVATO           CA   94947          2            02/14/01         00
    0432642536                           05           04/01/01          0
    35008310033F                         O            03/01/31
    0


    4325369          E22/G01             F          350,000.00         ZZ
                                         360        349,771.05          1
                                       8.125          2,598.74         38
                                       7.875          2,598.74      925,000.00
    HONOLULU         HI   96821          2            01/19/01         00
    0412299828                           03           03/01/01          0
    0412299828                           O            02/01/31
    0
1




    4325376          E22/G01             F          352,000.00         ZZ
                                         360        352,000.00          1
                                       7.750          2,521.77         80
                                       7.500          2,521.77      440,000.00
    THE SEA RANCH    CA   95497          1            02/02/01         00
    0412322414                           03           04/01/01          0
    0412322414                           O            03/01/31
    0


    4325396          E22/G01             F          310,500.00         ZZ
                                         360        310,500.00          1
                                       7.750          2,224.46         75
                                       7.500          2,224.46      415,000.00
    GAITHERSBURG     MD   20882          2            02/07/01         00
    0412354102                           05           04/01/01          0
    0412354102                           O            03/01/31
    0


    4325399          E22/G01             F          460,000.00         ZZ
                                         360        460,000.00          1
                                       7.375          3,177.11         72
                                       7.125          3,177.11      640,000.00
    SHAWNEE          KS   66218          2            02/07/01         00
    0412357170                           05           04/01/01          0
    0412357170                           O            03/01/31
    0


    4325423          E22/G01             F          337,500.00         ZZ
                                         360        337,500.00          1
                                       7.750          2,417.89         75
                                       7.500          2,417.89      450,000.00
    SAN JOSE         CA   95148          1            02/06/01         00
    0412374829                           05           04/01/01          0
    0412374829                           O            03/01/31
    0


    4325425          E22/G01             F          649,999.00         ZZ
                                         360        649,999.00          1
                                       7.125          4,379.16         39
                                       6.875          4,379.16    1,700,000.00
    HILLSBOROUGH     CA   94010          2            02/04/01         00
    0412376113                           05           04/01/01          0
    0412376113                           O            03/01/31
    0


    4325839          163/163             F          469,200.00         ZZ
                                         360        468,893.07          1
1


                                       8.125          3,483.80         73
                                       7.875          3,483.80      651,000.00
    VIRGINIA BEACH   VA   23455          2            01/11/01         00
    1000266152                           05           03/01/01          0
    1000266152                           O            02/01/31
    0


    4326053          163/163             F          291,500.00         ZZ
                                         360        291,314.11          1
                                       8.250          2,189.95         54
                                       8.000          2,189.95      541,000.00
    COLORODO SPRING  CO   80906          5            12/29/00         00
    1000266177                           05           03/01/01          0
    1000266177                           O            02/01/31
    0


    4326134          163/163             F          345,000.00         ZZ
                                         360        344,535.48          1
                                       8.000          2,531.49         62
                                       7.750          2,531.49      560,000.00
    METAIRIE         LA   70005          5            12/22/00         00
    ANDRIEU                              05           02/01/01          0
    ANDRIEU                              O            01/01/31
    0


    4326161          964/G01             F          510,000.00         ZZ
                                         360        510,000.00          1
                                       7.875          3,697.85         43
                                       7.625          3,697.85    1,191,000.00
    SAN JOSE         CA   95125          5            02/02/01         00
    0432618304                           05           04/01/01          0
    102931                               O            03/01/31
    0


    4326226          163/163             F          324,000.00         ZZ
                                         360        323,585.38          1
                                       8.250          2,434.10         81
                                       8.000          2,434.10      400,000.00
    SAN DIMAS        CA   91773          2            12/06/00         11
    1417715394                           03           02/01/01         12
    1417715394                           O            01/01/31
    0


    4326239          163/163             F          302,250.00         ZZ
                                         360        301,766.08          1
                                       8.250          2,270.70         75
                                       8.000          2,270.70      405,000.00
    RAMSEY           MN   55303          2            12/21/00         00
    3917489602                           05           02/01/01          0
1


    3917489602                           O            01/01/31
    0


    4326300          511/511             F          376,000.00         ZZ
                                         360        376,000.00          1
                                       7.750          2,693.71         80
                                       7.500          2,693.71      470,000.00
    DEERFIELD        IL   60015          2            02/20/01         00
    0002241197                           05           04/01/01          0
    0002241197                           O            03/01/31
    0


    4326364          163/163             F          345,000.00         ZZ
                                         360        344,785.56          1
                                       8.375          2,622.25         73
                                       8.125          2,622.25      475,000.00
    YORBA LINDA      CA   92886          2            01/10/01         00
    1417789142                           05           03/01/01          0
    1417789142                           O            02/01/31
    0


    4326429          163/163             F          393,750.00         ZZ
                                         360        393,479.02          1
                                       7.875          2,854.96         75
                                       7.625          2,854.96      525,000.00
    GREENSBURG       PA   15601          2            01/23/01         00
    0217840580                           05           03/01/01          0
    0217840580                           O            02/01/31
    0


    4326516          163/163             F          600,000.00         ZZ
                                         360        599,192.14          1
                                       8.000          4,402.59         75
                                       7.750          4,402.59      800,000.00
    TUCSON           AZ   85742          1            12/18/00         00
    1817721590                           05           02/01/01          0
    1817721590                           O            01/01/31
    0


    4326607          163/163             F          310,000.00         ZZ
                                         360        309,769.93          1
                                       7.500          2,167.57         72
                                       7.250          2,167.57      435,000.00
    KENNETT SQUARE   PA   19348          1            01/31/01         00
    1000267281                           05           03/01/01          0
    1000267281                           O            02/01/31
    0


1


    4326824          163/163             F          318,000.00         ZZ
                                         360        317,549.65          1
                                       7.750          2,278.20         77
                                       7.500          2,278.20      418,000.00
    WASHINGTON TOWN  NJ   07675          1            12/29/00         00
    1000250749                           05           02/01/01          0
    1000250749                           O            01/01/31
    0


    4327106          163/163             F          392,000.00         ZZ
                                         360        391,736.97          1
                                       8.000          2,876.36         80
                                       7.750          2,876.36      490,000.00
    MONROE           NJ   08831          1            01/19/01         00
    1000253470                           05           03/01/01          0
    1000253470                           O            02/01/31
    0


    4327393          163/163             F          450,000.00         ZZ
                                         360        449,690.31          1
                                       7.875          3,262.82         46
                                       7.625          3,262.82      982,000.00
    SUDBURY          MA   01776          1            01/25/01         00
    1000239335                           05           03/01/01          0
    1000239335                           O            02/01/31
    0


    4328934          253/253             F          320,000.00         ZZ
                                         360        320,000.00          1
                                       7.625          2,264.94         80
                                       7.375          2,264.94      400,000.00
    LITTLETON        CO   80121          1            02/23/01         00
    960657                               05           04/01/01          0
    960657                               O            03/01/31
    0


    4331477          E22/G01             F          735,000.00         ZZ
                                         360        735,000.00          1
                                       7.125          4,951.83         70
                                       6.875          4,951.83    1,050,000.00
    BELMONT          CA   94002          1            02/09/01         00
    0412338543                           05           04/01/01          0
    0412338543                           O            03/01/31
    0


    4331478          E22/G01             F          430,000.00         ZZ
                                         360        430,000.00          1
                                       7.375          2,969.90         44
                                       7.125          2,969.90      995,000.00
1


    NAPA             CA   94558          1            02/08/01         00
    0412346355                           05           04/01/01          0
    0412346355                           O            03/01/31
    0


    4331487          E22/G01             F          380,000.00         ZZ
                                         360        380,000.00          1
                                       7.875          2,755.26         48
                                       7.625          2,755.26      800,000.00
    THOUSAND OAKS    CA   91362          2            02/02/01         00
    0412361685                           03           04/01/01          0
    0412361685                           O            03/01/31
    0


    4331494          E22/G01             F          124,000.00         ZZ
                                         360        124,000.00          1
                                       7.375            856.44         80
                                       7.125            856.44      155,000.00
    WESTMINSTER      CO   80021          2            02/08/01         00
    0412377558                           05           04/01/01          0
    0412377558                           O            03/01/31
    0


    4332250          822/G01             F          650,000.00         ZZ
                                         360        649,541.24          1
                                       7.750          4,656.68         69
                                       7.500          4,656.68      955,000.00
    BRYN MAWR        PA   19010          2            01/12/01         00
    0432618627                           05           03/01/01          0
    3626049523                           O            02/01/31
    0


    4332453          N74/G01             F          322,000.00         ZZ
                                         360        322,000.00          1
                                       7.250          2,196.61         72
                                       7.000          2,196.61      450,000.00
    ALPINE           UT   84004          2            02/16/01         00
    0432641892                           05           04/01/01          0
    0028160010                           O            03/01/31
    0


    4332794          956/G01             F          308,000.00         ZZ
                                         360        307,782.62          1
                                       7.750          2,206.55         80
                                       7.500          2,206.55      385,000.00
    MAPLE GROVE      MN   55311          2            02/05/01         00
    0432608875                           05           03/01/01          0
    3511010133                           O            02/01/31
    0
1




    4335244          956/G01             F          385,000.00         ZZ
                                         360        385,000.00          1
                                       8.000          2,824.99         80
                                       7.750          2,824.99      482,000.00
    GRAND RAPIDS     MI   49546          2            02/08/01         00
    0432615425                           05           04/01/01          0
    910100145                            O            03/01/31
    0


    4336352          B57/G01             F          530,000.00         ZZ
                                         360        530,000.00          1
                                       7.375          3,660.58         70
                                       7.125          3,660.58      761,500.00
    LOS ANGELES      CA   90024          1            02/22/01         00
    0432643906                           05           04/01/01          0
    2111240                              O            03/01/31
    0


    4337722          E22/G01             F          384,000.00         ZZ
                                         360        384,000.00          1
                                       8.250          2,884.86         80
                                       8.000          2,884.86      480,000.00
    BOULDER CREEK    CA   95006          1            02/09/01         00
    0412331316                           05           04/01/01          0
    0412331316                           O            03/01/31
    0


    4337728          E22/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
                                       7.375          2,072.03         67
                                       7.125          2,072.03      450,000.00
    SALEM            OR   97301          5            02/08/01         00
    0412343683                           05           04/01/01          0
    0412343683                           O            03/01/31
    0


    4337734          E22/G01             F          500,000.00         ZZ
                                         360        500,000.00          1
                                       7.375          3,453.38         65
                                       7.125          3,453.38      776,000.00
    SAN CARLOS       CA   94070          2            02/09/01         00
    0412351561                           05           04/01/01          0
    0412351561                           O            03/01/31
    0


    4337736          E22/G01             F          610,000.00         ZZ
                                         360        610,000.00          1
1


                                       7.250          4,161.28         74
                                       7.000          4,161.28      830,000.00
    DUBLIN           CA   94568          2            02/07/01         00
    0412354607                           03           04/01/01          0
    0412354607                           O            03/01/31
    0


    4337752          E22/G01             F          630,000.00         ZZ
                                         360        630,000.00          1
                                       7.250          4,297.71         67
                                       7.000          4,297.71      950,000.00
    SUNNYVALE        CA   94087          2            02/09/01         00
    0412366270                           05           04/01/01          0
    0412366270                           O            03/01/31
    0


    4337755          E22/G01             F          339,400.00         ZZ
                                         360        339,400.00          1
                                       7.750          2,431.50         74
                                       7.500          2,431.50      459,000.00
    NEWARK           CA   94560          2            02/05/01         00
    0412369274                           03           04/01/01          0
    0412369274                           O            03/01/31
    0


    4337759          E22/G01             F          265,000.00         ZZ
                                         360        265,000.00          1
                                       7.375          1,830.29         78
                                       7.125          1,830.29      340,000.00
    CARMICHAEL       CA   95608          2            02/07/01         00
    0412371080                           05           04/01/01          0
    0412371080                           O            03/01/31
    0


    4337765          E22/G01             F          386,000.00         ZZ
                                         360        386,000.00          1
                                       7.375          2,666.01         42
                                       7.125          2,666.01      936,000.00
    PLANO            TX   75093          2            02/09/01         00
    0412373276                           03           04/01/01          0
    0412373276                           O            03/01/31
    0


    4337774          E22/G01             F          386,450.00         ZZ
                                         360        386,450.00          1
                                       6.875          2,538.70         80
                                       6.625          2,538.70      485,000.00
    CAMPBELL         CA   95008          1            02/12/01         00
    0412378358                           05           04/01/01          0
1


    0412378358                           O            03/01/31
    0


    4337775          E22/G01             F          439,500.00         ZZ
                                         360        439,500.00          1
                                       7.125          2,960.99         61
                                       6.875          2,960.99      730,000.00
    SAN MATEO        CA   94403          1            02/09/01         00
    0412378564                           05           04/01/01          0
    0412378564                           O            03/01/31
    0


    4337777          E22/G01             F          135,000.00         ZZ
                                         360        135,000.00          1
                                       7.375            932.41         75
                                       7.125            932.41      180,000.00
    SAN DIEGO        CA   92114          1            02/08/01         00
    0412378952                           05           04/01/01          0
    0412378952                           O            03/01/31
    0


    4337870          956/G01             F          391,000.00         ZZ
                                         360        391,000.00          1
                                       7.750          2,801.17         73
                                       7.500          2,801.17      540,000.00
    BLOOMINGTON      MN   55438          2            02/07/01         00
    0432621837                           05           04/01/01          0
    3511010121                           O            03/01/31
    0


    4338230          956/G01             F          613,400.00         ZZ
                                         360        612,944.77          1
                                       7.500          4,288.98         74
                                       7.250          4,288.98      835,000.00
    SAN CLEMENTE     CA   92673          2            01/24/01         00
    0432644011                           03           03/01/01          0
    0180021410                           O            02/01/31
    0


    4338546          B60/G01             F          384,000.00         ZZ
                                         360        383,735.73          1
                                       7.875          2,784.27         80
                                       7.625          2,784.27      480,000.00
    HUNTINGTON BEAC  CA   92647          2            01/23/01         00
    0432619500                           05           03/01/01          0
    309304                               O            02/01/31
    0


1


    4338666          E33/G01             F          294,000.00         ZZ
                                         360        294,000.00          1
                                       7.250          2,005.60         80
                                       7.000          2,005.60      371,000.00
    LAKE BLUFF       IL   60044          2            02/12/01         00
    0432609865                           05           04/01/01          0
    JEMIAN                               O            03/01/31
    0


    4338982          550/550             F        1,100,000.00         ZZ
                                         360      1,100,000.00          1
                                       7.400          7,616.18         46
                                       7.150          7,616.18    2,400,000.00
    HILLSBOROUGH     CA   94010          1            02/08/01         00
    120515361                            05           04/01/01          0
    120515361                            O            03/01/31
    0


    4339658          286/286             F          100,300.00         ZZ
                                         360         99,633.60          1
                                       8.375            762.36         79
                                       8.125            762.36      127,000.00
    GREENFIELD       MO   65661          2            01/05/01         00
    178461                               05           03/01/01          0
    178461                               O            02/01/31
    0


    4339665          286/286             F          250,000.00         ZZ
                                         360        249,832.26          1
                                       8.000          1,834.41         70
                                       7.750          1,834.41      360,000.00
    RIVERSIDE        IL   60546          5            01/08/01         00
    160657                               05           03/01/01          0
    160657                               O            02/01/31
    0


    4339730          286/286             F          361,150.00         ZZ
                                         360        360,710.87          1
                                       8.500          2,776.94         80
                                       8.250          2,776.94      451,475.00
    CAMP HILL        PA   17011          1            12/21/00         00
    61880                                05           02/01/01          0
    61880                                O            01/01/31
    0


    4339774          286/286             F          299,800.00         ZZ
                                         360        299,588.41          1
                                       7.750          2,147.80         80
                                       7.500          2,147.80      374,765.00
1


    FAIR OAKS RANCH  CA   91351          1            01/11/01         00
    9793106                              03           03/01/01          0
    9793106                              O            02/01/31
    0


    4339783          286/286             F          404,000.00         ZZ
                                         360        403,700.17          1
                                       7.500          2,824.83         70
                                       7.250          2,824.83      580,000.00
    MONTEREY         CA   93940          5            01/09/01         00
    9793880                              03           03/01/01          0
    9793880                              O            02/01/31
    0


    4339784          286/286             F          310,000.00         ZZ
                                         360        309,792.00          1
                                       8.000          2,274.67         56
                                       7.750          2,274.67      555,000.00
    PETALUMA         CA   94954          1            01/02/01         00
    9791043                              05           03/01/01          0
    9791043                              O            02/01/31
    0


    4339801          286/286             F          320,000.00         ZZ
                                         360        319,768.39          1
                                       7.625          2,264.94         80
                                       7.375          2,264.94      400,000.00
    LA CANADA FLINT  CA   91011          1            01/10/01         00
    9792355                              05           03/01/01          0
    9792355                              O            02/01/31
    0


    4339835          286/286             F           91,120.00         ZZ
                                         360         91,067.58          1
                                       8.750            716.84         80
                                       8.500            716.84      113,900.00
    RIVERDALE        GA   30296          1            01/11/01         00
    9793159                              05           03/01/01          0
    9793159                              O            02/01/31
    0


    4339926          696/G01             F        1,000,000.00         ZZ
                                         360      1,000,000.00          1
                                       7.750          7,164.12         59
                                       7.500          7,164.12    1,700,000.00
    MCLEAN           VA   22101          2            02/08/01         00
    0432608123                           05           04/01/01          0
    10001005                             O            03/01/31
    0
1




    4339979          168/168             F          448,000.00         ZZ
                                         360        447,699.40          1
                                       8.000          3,287.27         80
                                       7.750          3,287.27      560,000.00
    PRAIRIE GROVE    IL   60012          2            01/27/01         00
    0869409433                           05           03/01/01          0
    0869409433                           O            02/01/31
    0


    4340899          E22/G01             F          367,000.00         ZZ
                                         360        367,000.00          1
                                       7.875          2,661.00         65
                                       7.625          2,661.00      565,000.00
    AGOURA HILLS     CA   91301          5            02/09/01         00
    0412310518                           03           04/01/01          0
    0412310518                           O            03/01/31
    0


    4340900          E22/G01             F          238,400.00         ZZ
                                         360        238,400.00          1
                                       7.250          1,626.31         80
                                       7.000          1,626.31      298,000.00
    WHITE LAKE       MI   48383          2            02/01/01         00
    0412313256                           05           04/01/01          0
    0412313256                           O            03/01/31
    0


    4340906          E22/G01             F          330,000.00         ZZ
                                         360        330,000.00          1
                                       7.250          2,251.18         68
                                       7.000          2,251.18      490,000.00
    WARWICK          RI   02886          1            02/15/01         00
    0412352460                           05           04/01/01          0
    0412352460                           O            03/01/31
    0


    4340908          E22/G01             F          533,600.00         ZZ
                                         360        533,600.00          1
                                       7.250          3,640.09         80
                                       7.000          3,640.09      667,000.00
    GLENDALE         CA   91202          1            02/06/01         00
    0412355364                           05           04/01/01          0
    0412355364                           O            03/01/31
    0


    4340911          E22/G01             F          465,000.00         ZZ
                                         360        465,000.00          1
1


                                       7.625          3,291.24         80
                                       7.375          3,291.24      582,000.00
    ARVADA           CO   80002          1            02/15/01         00
    0412363012                           03           04/01/01          0
    0412363012                           O            03/01/31
    0


    4340916          E22/G01             F          119,600.00         ZZ
                                         360        119,600.00          1
                                       7.500            836.26         80
                                       7.250            836.26      149,500.00
    ALBUQUERQUE      NM   87111          1            02/14/01         00
    0412370082                           05           04/01/01          0
    0412370082                           O            03/01/31
    0


    4340920          E22/G01             F          192,000.00         ZZ
                                         360        192,000.00          1
                                       7.375          1,326.10         58
                                       7.125          1,326.10      333,000.00
    LYONS            CO   80540          1            02/15/01         00
    0412379539                           05           04/01/01          0
    0412379539                           O            03/01/31
    0


    4341284          E82/G01             F          325,000.00         ZZ
                                         360        325,000.00          1
                                       7.375          2,244.69         33
                                       7.125          2,244.69    1,000,000.00
    DANVILLE         CA   94506          5            02/08/01         00
    0400372306                           05           04/01/01          0
    0400372306                           O            03/01/31
    0


    4341285          E82/G01             F          389,000.00         ZZ
                                         360        389,000.00          1
                                       8.000          2,854.34         80
                                       7.750          2,854.34      486,612.00
    FREMONT          CA   94536          2            02/08/01         00
    0400381273                           03           04/01/01          0
    3464558                              O            03/01/31
    0


    4345548          470/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
                                       7.375          2,486.44         80
                                       7.125          2,486.44      450,000.00
    RANCHO SANTA MA  CA   92679          1            02/23/01         00
    0432640845                           05           04/01/01          0
1


    01184069                             O            03/01/31
    0


    4346233          964/G01             F          595,440.00         ZZ
                                         360        595,440.00          1
                                       7.500          4,163.40         80
                                       7.250          4,163.40      747,150.00
    SCOTTSDALE       AZ   85259          1            02/21/01         00
    0432629210                           05           04/01/01          0
    108018                               O            03/01/31
    0


    4346434          E22/G01             F          435,500.00         ZZ
                                         360        435,500.00          1
                                       7.375          3,007.89         65
                                       7.125          3,007.89      680,000.00
    WEST CHESTER     OH   45069          2            02/12/01         00
    0412337487                           05           04/01/01          0
    0412337487                           O            03/01/31
    0


    4346441          E22/G01             F          216,000.00         ZZ
                                         360        216,000.00          1
                                       7.875          1,566.15         80
                                       7.625          1,566.15      270,000.00
    BRICK TOWNSHIP   NJ   08723          1            02/16/01         00
    0412356073                           05           04/01/01          0
    0412356073                           O            03/01/31
    0


    4346455          E22/G01             F          649,000.00         ZZ
                                         360        649,000.00          1
                                       7.250          4,427.32         59
                                       7.000          4,427.32    1,100,000.00
    CHICAGO          IL   60646          2            02/12/01         00
    0412369092                           05           04/01/01          0
    0412369092                           O            03/01/31
    0


    4347037          E82/G01             F          525,000.00         ZZ
                                         360        525,000.00          1
                                       8.000          3,852.26         48
                                       7.750          3,852.26    1,100,000.00
    SUNNYVALE        CA   94087          5            02/14/01         00
    0400383519                           05           04/01/01          0
    0400383519                           O            03/01/31
    0


1


    4348232          956/G01             F          319,500.00         ZZ
                                         360        319,250.76          1
                                       7.250          2,179.55         71
                                       7.000          2,179.55      455,000.00
    FULLERTON        CA   92835          5            01/26/01         00
    0432614626                           05           03/01/01          0
    0180021418                           O            02/01/31
    0


    4348358          956/G01             F          330,000.00         ZZ
                                         360        330,000.00          1
                                       7.375          2,279.23         38
                                       7.125          2,279.23      890,000.00
    SANTA BARBARA    CA   93108          1            02/08/01         00
    0432620375                           05           04/01/01          0
    2911010090                           O            03/01/31
    0


    4348852          470/G01             F          335,000.00         ZZ
                                         360        335,000.00          1
                                       7.500          2,342.37         59
                                       7.250          2,342.37      570,000.00
    SONOMA           CA   95476          5            02/12/01         00
    0432630200                           05           04/01/01          0
    75010553                             O            03/01/31
    0


    4349383          956/G01             F          336,000.00         ZZ
                                         360        335,744.33          1
                                       7.375          2,320.67         80
                                       7.125          2,320.67      420,000.00
    THOUSAND OAKS    CA   91362          1            01/22/01         00
    0432615441                           03           03/01/01          0
    1111010063                           O            02/01/31
    0


    4349548          E45/E45             F          650,000.00         ZZ
                                         360        650,000.00          1
                                       7.500          4,544.89         64
                                       7.250          4,544.89    1,024,000.00
    ORLANDO          FL   32819          1            02/23/01         00
    116371                               03           04/01/01          0
    116371                               O            03/01/31
    0


    4349985          956/G01             F          364,000.00         ZZ
                                         360        364,000.00          1
                                       7.875          2,639.25         77
                                       7.625          2,639.25      475,000.00
1


    PROVO            UT   84604          2            02/02/01         00
    0432614758                           05           04/01/01          0
    2211010140                           O            03/01/31
    0


    4350203          757/G01             F          444,000.00         ZZ
                                         360        444,000.00          1
                                       7.375          3,066.60         80
                                       7.125          3,066.60      555,000.00
    GREENWICH        CT   06870          1            02/07/01         00
    0432615243                           05           04/01/01          0
    1000115160                           O            03/01/31
    0


    4351245          624/G01             F          299,000.00         ZZ
                                         360        299,000.00          1
                                       7.375          2,065.12         74
                                       7.125          2,065.12      409,000.00
    KIRKLAND         WA   98033          2            02/23/01         00
    0432642304                           05           04/01/01          0
    85302510103                          O            03/01/31
    0


    4352114          470/G01             F          330,600.00         ZZ
                                         360        330,600.00          1
                                       7.375          2,283.38         80
                                       7.125          2,283.38      413,265.00
    ORANGE           CA   92867          1            02/23/01         00
    0432638971                           03           04/01/01          0
    96031190                             O            03/01/31
    0


    4352717          956/G01             F          365,000.00         ZZ
                                         360        364,729.12          1
                                       7.500          2,552.13         45
                                       7.250          2,552.13      815,000.00
    SAN FRANCISCO    CA   94131          5            01/22/01         00
    0432627271                           05           03/01/01          0
    1110120083                           O            02/01/31
    0


    4353306          956/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
                                       7.250          2,455.83         63
                                       7.000          2,455.83      575,000.00
    PARK CITY        UT   84098          1            02/01/01         00
    0432616472                           05           04/01/01          0
    2210120121                           O            03/01/31
    0
1




    4354507          956/G01             F          399,900.00         ZZ
                                         360        399,900.00          1
                                       7.625          2,830.47         80
                                       7.375          2,830.47      499,900.00
    LAS VEGAS        NV   89131          1            02/02/01         00
    0432628113                           05           04/01/01          0
    3710080044                           O            03/01/31
    0


    4354619          956/G01             F          315,000.00         ZZ
                                         360        315,000.00          1
                                       7.750          2,256.70         70
                                       7.500          2,256.70      450,000.00
    HAYWARD          CA   94542          5            02/08/01         00
    0432627057                           05           04/01/01          0
    511010134                            O            03/01/31
    0


    4355226          956/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
                                       7.375          2,417.36         80
                                       7.125          2,417.36      442,000.00
    WOODINVILLE      WA   98072          1            02/05/01         00
    0432629350                           05           04/01/01          0
    1311010110                           O            03/01/31
    0


    4355287          964/G01             F          370,400.00         ZZ
                                         360        370,400.00          1
                                       7.125          2,495.45         80
                                       6.875          2,495.45      463,000.00
    ORANGE           CA   92867          1            02/20/01         00
    0432627867                           05           04/01/01          0
    104982                               O            03/01/31
    0


    4355394          L46/L46             F          494,000.00         ZZ
                                         360        494,000.00          1
                                       7.625          3,496.51         80
                                       7.375          3,496.51      617,500.00
    DALLAS           TX   75220          1            02/14/01         00
    0000927145                           09           04/01/01          0
    0000927145                           O            03/01/31
    0


    4355481          956/G01             F          495,200.00         ZZ
                                         360        495,200.00          1
1


                                       7.375          3,420.22         80
                                       7.125          3,420.22      619,000.00
    HIGHLAND PARK    TX   75209          1            02/09/01         00
    0432628022                           05           04/01/01          0
    1611010060                           O            03/01/31
    0


    4358279          E22/G01             F          568,400.00         ZZ
                                         360        568,400.00          1
                                       7.250          3,877.49         76
                                       7.000          3,877.49      751,000.00
    CORDOVA          TN   38018          2            02/13/01         00
    0412290488                           05           04/01/01          0
    0412290488                           O            03/01/31
    0


    4358285          E22/G01             F          342,000.00         ZZ
                                         360        342,000.00          1
                                       7.875          2,479.74         90
                                       7.625          2,479.74      380,000.00
    VERNON TOWNSHIP  NJ   07461          1            02/20/01         04
    0412321879                           05           04/01/01         25
    0412321879                           O            03/01/31
    0


    4358297          E22/G01             F          245,600.00         ZZ
                                         360        245,600.00          1
                                       7.875          1,780.77         79
                                       7.625          1,780.77      312,000.00
    WINTER PARK      FL   32789          2            02/14/01         00
    0412345332                           05           04/01/01          0
    0412345332                           O            03/01/31
    0


    4358300          E22/G01             F          336,000.00         ZZ
                                         360        336,000.00          1
                                       7.750          2,407.15         75
                                       7.500          2,407.15      450,000.00
    SPRINGFIELD      OR   97478          2            02/05/01         00
    0412351058                           05           04/01/01          0
    0412351058                           O            03/01/31
    0


    4358318          E22/G01             F          565,000.00         ZZ
                                         360        565,000.00          1
                                       7.375          3,902.31         73
                                       7.125          3,902.31      775,000.00
    BURLINGAME       CA   94010          2            02/13/01         00
    0412369217                           05           04/01/01          0
1


    0412369217                           O            03/01/31
    0


    4358322          E22/G01             F          440,000.00         ZZ
                                         360        440,000.00          3
                                       7.375          3,038.97         47
                                       7.125          3,038.97      950,000.00
    SAN FRANCISCO    CA   94117          1            02/15/01         00
    0412373078                           05           04/01/01          0
    0412373078                           O            03/01/31
    0


    4358328          E22/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
                                       7.250          2,046.53         80
                                       7.000          2,046.53      375,000.00
    SACRAMENTO       CA   95816          1            02/07/01         00
    0412376709                           05           04/01/01          0
    0412376709                           O            03/01/31
    0


    4358333          E22/G01             F          115,000.00         ZZ
                                         360        115,000.00          1
                                       7.250            784.50         50
                                       7.000            784.50      230,000.00
    DALLAS           TX   75223          5            02/13/01         00
    0412378226                           05           04/01/01          0
    0412378226                           O            03/01/31
    0


    4358342          E22/G01             F          456,000.00         ZZ
                                         360        456,000.00          1
                                       7.500          3,188.42         80
                                       7.250          3,188.42      570,000.00
    MILPITAS         CA   95035          1            02/14/01         00
    0412385684                           09           04/01/01          0
    0412385684                           O            03/01/31
    0


    4358344          E22/G01             F          145,000.00         ZZ
                                         360        145,000.00          2
                                       7.750          1,038.80         65
                                       7.500          1,038.80      224,500.00
    SACRAMENTO       CA   95816          1            02/13/01         00
    0412386088                           05           04/01/01          0
    0412386088                           O            03/01/31
    0


1


    4358351          E22/G01             F          506,000.00         ZZ
                                         360        506,000.00          1
                                       7.375          3,494.82         73
                                       7.125          3,494.82      696,500.00
    SALT LAKE CITY   UT   84108          2            02/13/01         00
    0412392052                           03           04/01/01          0
    0412392052                           O            03/01/31
    0


    4358352          E22/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
                                       7.375          2,486.43         80
                                       7.125          2,486.43      450,000.00
    ALTADENA         CA   91001          1            02/14/01         00
    0412395378                           05           04/01/01          0
    0412395378                           O            03/01/31
    0


    4358618          E82/G01             F          459,300.00         ZZ
                                         360        459,300.00          1
                                       8.000          3,370.18         54
                                       7.750          3,370.18      860,000.00
    SAN DIEGO        CA   92130          2            02/16/01         00
    0400377495                           05           04/01/01          0
    1998492                              O            03/01/31
    0


    4358684          N74/G01             F          195,500.00         ZZ
                                         360        195,500.00          1
                                       7.375          1,350.27         76
                                       7.125          1,350.27      260,000.00
    CHARLOTTE        NC   28209          5            02/23/01         00
    0432636314                           05           04/01/01          0
    0028208010                           O            03/01/31
    0


    4359788          624/G01             F          316,000.00         ZZ
                                         360        316,000.00          1
                                       7.375          2,182.53         77
                                       7.125          2,182.53      415,000.00
    BOTHELL          WA   95021          2            02/13/01         00
    0432618189                           05           04/01/01          0
    85701910096F                         O            03/01/31
    0


    4360859          956/G01             F          365,550.00         ZZ
                                         360        365,550.00          1
                                       7.375          2,524.76         80
                                       7.125          2,524.76      456,993.00
1


    ATLANTA          GA   30338          1            02/14/01         00
    0432620342                           03           04/01/01          0
    2711010132                           O            03/01/31
    0


    4360905          286/286             F          354,000.00         ZZ
                                         360        353,743.79          1
                                       7.625          2,505.59         80
                                       7.375          2,505.59      442,500.00
    BOLTON           MA   01740          1            01/31/01         00
    225736                               05           03/01/01          0
    225736                               O            02/01/31
    0


    4360906          286/286             F          484,500.00         ZZ
                                         360        484,166.56          1
                                       7.875          3,512.97         80
                                       7.625          3,512.97      609,000.00
    VIENNA           VA   22182          2            01/25/01         00
    248271                               05           03/01/01          0
    248271                               O            02/01/31
    0


    4360908          286/286             F          296,000.00         ZZ
                                         360        295,801.38          1
                                       8.000          2,171.95         80
                                       7.750          2,171.95      370,000.00
    DEERFIELD        IL   60015          2            01/05/01         00
    159942                               05           03/01/01          0
    159942                               O            02/01/31
    0


    4360909          286/286             F          324,000.00         ZZ
                                         360        323,788.05          1
                                       8.125          2,405.70         62
                                       7.875          2,405.70      530,000.00
    VIENNA           VA   22181          2            01/31/01         00
    221808                               05           03/01/01          0
    221808                               O            02/01/31
    0


    4360910          286/286             F          388,000.00         ZZ
                                         360        387,746.19          1
                                       8.125          2,880.89         80
                                       7.875          2,880.89      485,000.00
    LONG BEACH       NJ   08008          1            01/25/01         00
    9618540                              05           03/01/01          0
    9618540                              O            02/01/31
    0
1




    4360911          286/286             F          297,700.00         ZZ
                                         360        297,484.53          1
                                       7.625          2,107.11         79
                                       7.375          2,107.11      380,000.00
    GAITHERSBURG     MD   20878          2            01/23/01         00
    67805                                03           03/01/01          0
    67805                                O            02/01/31
    0


    4360913          286/286             F          560,000.00         ZZ
                                         360        559,614.61          1
                                       7.875          4,060.39         80
                                       7.625          4,060.39      700,000.00
    SAN CARLOS       CA   94070          1            01/18/01         00
    243076                               05           03/01/01          0
    243076                               O            02/01/31
    0


    4360914          286/286             F          356,000.00         ZZ
                                         360        355,742.33          1
                                       7.625          2,519.75         73
                                       7.375          2,519.75      490,000.00
    BRECKENRIDGE     CO   80424          2            01/26/01         00
    227295                               05           03/01/01          0
    227295                               O            02/01/31
    0


    4360916          286/286             F          352,550.00         ZZ
                                         360        352,319.39          1
                                       8.125          2,617.67         90
                                       7.875          2,617.67      392,037.00
    SUPERIOR         CO   80027          1            01/30/01         01
    40774                                03           03/01/01         25
    40774                                O            02/01/31
    0


    4360918          286/286             F          515,250.00         ZZ
                                         360        514,937.86          1
                                       8.500          3,961.83         52
                                       8.250          3,961.83      995,000.00
    MCLEAN           VA   22101          2            01/25/01         00
    239344                               03           03/01/01          0
    239344                               O            02/01/31
    0


    4360919          286/286             F          299,500.00         ZZ
                                         360        299,288.62          1
1


                                       7.750          2,145.65         80
                                       7.500          2,145.65      378,000.00
    GLEN ELLYN       IL   60137          2            01/05/01         00
    224209                               05           03/01/01          0
    224209                               O            02/01/31
    0


    4360923          286/286             F          360,000.00         ZZ
                                         360        359,752.25          1
                                       7.875          2,610.25         80
                                       7.625          2,610.25      450,000.00
    PARADISE VALLEY  AZ   85253          1            01/29/01         00
    226815                               05           03/01/01          0
    226815                               O            02/01/31
    0


    4360924          286/286             F          450,000.00         ZZ
                                         360        449,666.03          1
                                       7.500          3,146.47         90
                                       7.250          3,146.47      500,000.00
    NEDERLAND        CO   80466          1            01/22/01         01
    76523                                05           03/01/01         25
    76523                                O            02/01/31
    0


    4360926          286/286             F          378,750.00         ZZ
                                         360        378,482.67          1
                                       7.750          2,713.42         75
                                       7.500          2,713.42      505,000.00
    OAKLAND          NJ   07436          5            01/26/01         00
    58130                                03           03/01/01          0
    58130                                O            02/01/31
    0


    4360930          286/286             F          390,000.00         ZZ
                                         360        389,724.74          1
                                       7.750          2,794.01         50
                                       7.500          2,794.01      780,000.00
    KILDEER          IL   60047          1            01/10/01         00
    160893                               05           03/01/01          0
    160893                               O            02/01/31
    0


    4360932          286/286             F          290,000.00         ZZ
                                         360        289,810.30          1
                                       8.125          2,153.24         80
                                       7.875          2,153.24      362,500.00
    LOUISVILLE       KY   40207          1            01/26/01         00
    158314                               05           03/01/01          0
1


    158314                               O            02/01/31
    0


    4360936          286/286             F          472,000.00         ZZ
                                         360        471,649.70          1
                                       7.500          3,300.30         80
                                       7.250          3,300.30      590,000.00
    SAVANNAH         GA   31411          1            01/31/01         00
    158645                               03           03/01/01          0
    158645                               O            02/01/31
    0


    4360937          286/286             F          146,400.00         ZZ
                                         360        146,400.00          1
                                       8.250          1,099.86         80
                                       8.000          1,099.86      183,000.00
    MOONACHIE        NJ   07074          1            02/01/01         00
    158873                               05           04/01/01          0
    158873                               O            03/01/31
    0


    4360938          286/286             F          325,000.00         ZZ
                                         360        324,752.70          1
                                       7.375          2,244.70         76
                                       7.125          2,244.70      428,000.00
    MCDONOUGH        GA   30253          2            01/26/01         00
    174315                               03           03/01/01          0
    174315                               O            02/01/31
    0


    4360940          286/286             F          322,000.00         ZZ
                                         360        322,000.00          1
                                       8.000          2,362.73         73
                                       7.750          2,362.73      447,000.00
    TOTOWA           NJ   07512          1            02/01/01         00
    178823                               05           04/01/01          0
    178823                               O            03/01/31
    0


    4360941          286/286             F          372,000.00         ZZ
                                         360        371,361.73          1
                                       8.000          2,729.61         80
                                       7.750          2,729.61      465,000.00
    RIVER FOREST     IL   60305          1            12/20/00         00
    203585                               05           02/01/01          0
    203585                               O            01/01/31
    0


1


    4360942          286/286             F          340,000.00         ZZ
                                         360        340,000.00          1
                                       7.750          2,435.81         80
                                       7.500          2,435.81      425,000.00
    GLENVIEW         IL   60025          1            02/01/01         00
    160872                               01           04/01/01          0
    160872                               O            03/01/31
    0


    4360943          286/286             F          475,000.00         ZZ
                                         360        474,673.11          1
                                       7.875          3,444.08         80
                                       7.625          3,444.08      600,000.00
    CINCINNATI       OH   45249          2            01/26/01         00
    227240                               03           03/01/01          0
    227240                               O            02/01/31
    0


    4360944          286/286             F          199,556.00         ZZ
                                         360        199,287.29          1
                                       8.000          1,464.28         47
                                       7.750          1,464.28      425,000.00
    BERKELEY         NJ   08721          1            12/29/00         00
    9618224                              05           02/01/01          0
    9618224                              O            01/01/31
    0


    4360948          286/286             F          372,000.00         ZZ
                                         360        369,596.01          1
                                       7.875          2,697.26         75
                                       7.625          2,697.26      496,000.00
    BOCA RATON       FL   33428          1            01/22/01         00
    161188                               03           03/01/01          0
    161188                               O            02/01/31
    0


    4360951          286/286             F          366,000.00         ZZ
                                         360        365,748.12          1
                                       7.875          2,653.76         76
                                       7.625          2,653.76      485,000.00
    SEVERNA PARK     MD   21146          2            01/25/01         00
    242833                               05           03/01/01          0
    242833                               O            02/01/31
    0


    4360954          286/286             F          330,000.00         ZZ
                                         360        329,784.12          1
                                       8.125          2,450.25         73
                                       7.875          2,450.25      456,000.00
1


    SAUGUS           MA   01906          2            01/04/01         00
    160058                               05           03/01/01          0
    160058                               O            02/01/31
    0


    4360955          286/286             F          455,000.00         ZZ
                                         360        454,686.87          1
                                       7.875          3,299.07         68
                                       7.625          3,299.07      675,000.00
    TUCSON           AZ   85716          2            01/26/01         00
    226923                               05           03/01/01          0
    226923                               O            02/01/31
    0


    4360956          286/286             F          346,000.00         ZZ
                                         360        345,755.79          1
                                       7.750          2,478.79         80
                                       7.500          2,478.79      432,500.00
    SPRINGBORO       OH   45066          1            01/29/01         00
    243616                               05           03/01/01          0
    243616                               O            02/01/31
    0


    4360957          286/286             F          434,000.00         ZZ
                                         360        433,685.89          1
                                       7.625          3,071.82         70
                                       7.375          3,071.82      625,000.00
    MESA             AZ   85210          5            01/15/01         00
    160843                               05           03/01/01          0
    160843                               O            02/01/31
    0


    4360959          286/286             F          312,000.00         ZZ
                                         360        311,774.18          1
                                       7.625          2,208.32         80
                                       7.375          2,208.32      390,000.00
    UPPER MONTCLAIR  NJ   07043          1            01/31/01         00
    178715                               05           03/01/01          0
    178715                               O            02/01/31
    0


    4360960          286/286             F          471,800.00         ZZ
                                         360        471,475.31          1
                                       7.875          3,420.88         77
                                       7.625          3,420.88      615,000.00
    KESWICK          VA   22947          2            01/26/01         00
    249728                               05           03/01/01          0
    249728                               O            02/01/31
    0
1




    4360961          286/286             F          335,000.00         ZZ
                                         360        334,769.46          1
                                       7.875          2,428.98         78
                                       7.625          2,428.98      435,000.00
    PARK RIDGE       IL   60068          2            01/23/01         00
    160950                               05           03/01/01          0
    160950                               O            02/01/31
    0


    4360964          286/286             F          342,700.00         ZZ
                                         360        342,470.05          1
                                       8.000          2,514.62         79
                                       7.750          2,514.62      436,000.00
    NORTH POTOMAC    MD   20878          2            01/25/01         00
    240395                               03           03/01/01          0
    240395                               O            02/01/31
    0


    4360965          286/286             F          551,200.00         ZZ
                                         360        550,790.92          1
                                       7.500          3,854.08         80
                                       7.250          3,854.08      689,000.00
    SCOTTSDALE       AZ   85259          1            01/31/01         00
    227620                               03           03/01/01          0
    227620                               O            02/01/31
    0


    4360966          286/286             F          330,000.00         ZZ
                                         360        329,789.56          1
                                       8.250          2,479.19         71
                                       8.000          2,479.19      470,000.00
    CEDAR GROVE      NJ   07009          2            01/25/01         00
    161027                               05           03/01/01          0
    161027                               O            02/01/31
    0


    4360968          286/286             F          425,000.00         ZZ
                                         360        424,692.39          1
                                       7.625          3,008.13         75
                                       7.375          3,008.13      570,000.00
    ST PAUL          MO   63366          5            01/25/01         00
    236556                               05           03/01/01          0
    236556                               O            02/01/31
    0


    4360969          286/286             F          436,350.00         ZZ
                                         360        436,017.96          1
1


                                       7.375          3,013.77         80
                                       7.125          3,013.77      550,000.00
    WEST RIVER       MD   20778          2            01/26/01         00
    224342                               05           03/01/01          0
    224342                               O            02/01/31
    0


    4360970          286/286             F          416,000.00         ZZ
                                         360        415,698.90          1
                                       7.625          2,944.43         80
                                       7.375          2,944.43      520,000.00
    HUDSON           OH   44236          1            01/29/01         00
    186653                               05           03/01/01          0
    186653                               O            02/01/31
    0


    4360971          286/286             F          328,000.00         ZZ
                                         360        327,768.49          1
                                       7.750          2,349.84         80
                                       7.500          2,349.84      410,000.00
    HAYMARKET        VA   20169          2            01/26/01         00
    243642                               05           03/01/01          0
    243642                               O            02/01/31
    0


    4360973          286/286             F          323,100.00         ZZ
                                         360        322,888.65          1
                                       8.125          2,399.01         90
                                       7.875          2,399.01      359,000.00
    FALLS CHURCH     VA   22044          1            01/31/01         11
    249465                               05           03/01/01         25
    249465                               O            02/01/31
    0


    4360974          286/286             F          333,333.00         ZZ
                                         360        333,106.60          1
                                       7.875          2,416.90         77
                                       7.625          2,416.90      435,000.00
    BOULDER          CO   80303          2            01/05/01         00
    160634                               05           03/01/01          0
    160634                               O            02/01/31
    0


    4360976          286/286             F          315,400.00         ZZ
                                         360        315,198.89          1
                                       8.250          2,369.49         80
                                       8.000          2,369.49      397,000.00
    SCOTTSDALE       AZ   85259          2            01/04/01         00
    158621                               03           03/01/01          0
1


    158621                               O            02/01/31
    0


    4360977          286/286             F          294,000.00         ZZ
                                         360        293,812.52          1
                                       8.250          2,208.73         95
                                       8.000          2,208.73      309,523.00
    BOWIE            MD   20720          1            01/22/01         12
    100161                               03           03/01/01         30
    100161                               O            02/01/31
    0


    4360979          286/286             F          359,920.00         ZZ
                                         360        359,652.88          1
                                       7.500          2,516.62         80
                                       7.250          2,516.62      449,900.00
    GAITHERSBURG     MD   20878          1            01/22/01         00
    202308                               03           03/01/01          0
    202308                               O            02/01/31
    0


    4360980          286/286             F          318,000.00         ZZ
                                         360        317,775.55          1
                                       7.750          2,278.20         75
                                       7.500          2,278.20      428,000.00
    BUCHANAN         MI   49107          5            01/08/01         00
    224317                               05           03/01/01          0
    224317                               O            02/01/31
    0


    4360984          286/286             F          302,300.00         ZZ
                                         360        302,086.63          1
                                       7.750          2,165.72         74
                                       7.500          2,165.72      410,000.00
    ANNANDALE        VA   22003          2            01/29/01         00
    243101                               03           03/01/01          0
    243101                               O            02/01/31
    0


    4360985          286/286             F           96,000.00         ZZ
                                         360         95,932.24          1
                                       7.750            687.76         75
                                       7.500            687.76      128,000.00
    FAIRFIELD        IA   52556          1            01/26/01         00
    175358                               05           03/01/01          0
    175358                               O            02/01/31
    0


1


    4360987          286/286             F          217,200.00         T
                                         360        217,061.49          1
                                       8.250          1,631.76         75
                                       8.000          1,631.76      289,608.00
    WESTON           FL   33327          1            01/24/01         00
    247322                               05           03/01/01          0
    247322                               O            02/01/31
    0


    4360988          286/286             F          560,000.00         ZZ
                                         360        559,594.68          1
                                       7.625          3,963.65         66
                                       7.375          3,963.65      850,000.00
    HUNTINGTON BEAC  CA   92648          1            01/30/01         00
    60071                                03           03/01/01          0
    60071                                O            02/01/31
    0


    4360990          286/286             F          115,900.00         ZZ
                                         360        115,827.96          1
                                       8.375            880.93         80
                                       8.125            880.93      144,900.00
    PITTSBURGH       PA   15238          1            01/30/01         00
    160589                               05           03/01/01          0
    160589                               O            02/01/31
    0


    4360991          286/286             F          452,000.00         ZZ
                                         360        451,696.71          1
                                       8.000          3,316.62         80
                                       7.750          3,316.62      565,000.00
    DAVIDSONVILLE    MD   21035          2            01/26/01         00
    241880                               03           03/01/01          0
    241880                               O            02/01/31
    0


    4360995          286/286             F          361,600.00         ZZ
                                         360        361,344.78          1
                                       7.750          2,590.55         80
                                       7.500          2,590.55      452,000.00
    RIVERSIDE        IL   60546          1            01/31/01         00
    227020                               05           03/01/01          0
    227020                               O            02/01/31
    0


    4360997          286/286             F          500,000.00         ZZ
                                         360        499,299.58          1
                                       7.875          3,625.35         50
                                       7.625          3,625.35    1,000,000.00
1


    WASHINGTON       DC   20016          2            01/02/01         00
    159907                               05           02/01/01          0
    159907                               O            01/01/31
    0


    4360999          286/286             F          400,000.00         ZZ
                                         360        399,724.72          1
                                       7.875          2,900.28         67
                                       7.625          2,900.28      600,000.00
    OTTSVILLE        PA   18942          5            01/26/01         00
    240565                               05           03/01/01          0
    240565                               O            02/01/31
    0


    4361003          286/286             F          534,050.00         ZZ
                                         360        533,673.07          1
                                       7.750          3,826.00         80
                                       7.500          3,826.00      667,707.00
    PALM HARBOR      FL   34685          1            01/31/01         00
    225417                               03           03/01/01          0
    225417                               O            02/01/31
    0


    4361004          286/286             F          483,750.00         ZZ
                                         360        483,417.08          1
                                       7.875          3,507.53         75
                                       7.625          3,507.53      645,000.00
    CINCINNATI       OH   45236          1            01/31/01         00
    225954                               05           03/01/01          0
    225954                               O            02/01/31
    0


    4361005          286/286             F          510,000.00         ZZ
                                         360        509,621.50          1
                                       7.500          3,566.00         75
                                       7.250          3,566.00      680,000.00
    CHEVY CHASE      MD   20815          1            01/30/01         00
    234814                               05           03/01/01          0
    234814                               O            02/01/31
    0


    4361007          286/286             F          320,000.00         ZZ
                                         360        319,762.51          1
                                       7.500          2,237.49         80
                                       7.250          2,237.49      400,000.00
    BRIGHTON         MI   48116          1            01/26/01         00
    160123                               05           03/01/01          0
    160123                               O            02/01/31
    0
1




    4361010          286/286             F          528,000.00         ZZ
                                         360        527,233.25          1
                                       7.625          3,737.16         80
                                       7.375          3,737.16      660,000.00
    BETHESDA         MD   20816          1            01/05/01         00
    96242                                05           02/01/01          0
    96242                                O            01/01/31
    0


    4361016          286/286             F          546,000.00         ZZ
                                         360        545,604.83          1
                                       7.625          3,864.55         80
                                       7.375          3,864.55      683,000.00
    MESA             AZ   85205          1            01/08/01         00
    224396                               05           03/01/01          0
    224396                               O            02/01/31
    0


    4361019          286/286             F          335,450.00         ZZ
                                         360        335,201.04          1
                                       7.500          2,345.52         80
                                       7.250          2,345.52      420,000.00
    LAYTONSVILLE     MD   20882          2            01/25/01         00
    248399                               03           03/01/01          0
    248399                               O            02/01/31
    0


    4361021          286/286             F          500,000.00         ZZ
                                         360        499,638.11          1
                                       7.625          3,538.97         77
                                       7.375          3,538.97      650,000.00
    PHOENIX          AZ   85018          2            01/25/01         00
    225291                               05           03/01/01          0
    225291                               O            02/01/31
    0


    4361022          286/286             F           57,600.00         ZZ
                                         360         57,562.32          1
                                       8.125            427.68         36
                                       7.875            427.68      164,000.00
    OGUNQUIT         ME   03907          5            01/26/01         00
    183422                               05           03/01/01          0
    183422                               O            02/01/31
    0


    4361023          286/286             F          170,000.00         ZZ
                                         360        169,880.01          1
1


                                       7.750          1,217.91         74
                                       7.500          1,217.91      230,000.00
    SOUTH LYON       MI   48178          1            01/24/01         00
    156755                               05           03/01/01          0
    156755                               O            02/01/31
    0


    4361028          286/286             F          376,000.00         ZZ
                                         360        375,741.24          1
                                       7.875          2,726.26         80
                                       7.625          2,726.26      470,000.00
    TUCSON           AZ   85716          5            01/24/01         00
    228024                               05           03/01/01          0
    228024                               O            02/01/31
    0


    4361032          286/286             F          348,000.00         ZZ
                                         360        347,748.13          1
                                       7.625          2,463.12         80
                                       7.375          2,463.12      435,000.00
    TUCSON           AZ   85749          2            01/26/01         00
    228020                               05           03/01/01          0
    228020                               O            02/01/31
    0


    4361037          286/286             F           66,500.00         ZZ
                                         360         66,458.66          2
                                       8.375            505.45         64
                                       8.125            505.45      104,000.00
    PITTSFIELD       MA   01201          2            01/26/01         00
    9360596                              05           03/01/01          0
    9360596                              O            02/01/31
    0


    4361038          286/286             F          572,000.00         ZZ
                                         360        571,586.00          1
                                       7.625          4,048.58         80
                                       7.375          4,048.58      715,000.00
    GAITHERSBURG     MD   20882          2            01/08/01         00
    244641                               05           03/01/01          0
    244641                               O            02/01/31
    0


    4361039          286/286             F          165,000.00         ZZ
                                         360        164,883.53          1
                                       7.750          1,182.09         66
                                       7.500          1,182.09      252,000.00
    HIGHLANDS RANCH  CO   80126          2            01/26/01         00
    225665                               03           03/01/01          0
1


    225665                               O            02/01/31
    0


    4361040          286/286             F          464,000.00         ZZ
                                         360        463,655.64          1
                                       7.500          3,244.36         80
                                       7.250          3,244.36      580,000.00
    SIMPSONVILLE     SC   29681          2            01/26/01         00
    224282                               03           03/01/01          0
    224282                               O            02/01/31
    0


    4361042          286/286             F          329,500.00         ZZ
                                         360        329,255.46          1
                                       7.500          2,303.92         74
                                       7.250          2,303.92      450,000.00
    BETHESDA         MD   20816          2            01/26/01         00
    249187                               05           03/01/01          0
    249187                               O            02/01/31
    0


    4361043          286/286             F          330,000.00         ZZ
                                         360        329,767.08          1
                                       7.750          2,364.17         66
                                       7.500          2,364.17      500,787.00
    FRAMINGHAM       MA   01701          1            01/26/01         00
    154737                               05           03/01/01          0
    154737                               O            02/01/31
    0


    4361045          286/286             F          311,414.00         ZZ
                                         360        311,194.21          1
                                       7.750          2,231.01         78
                                       7.500          2,231.01      400,000.00
    CROFTON          MD   21114          2            01/25/01         00
    251992                               03           03/01/01          0
    251992                               O            02/01/31
    0


    4361046          286/286             F          350,000.00         T
                                         360        349,776.82          1
                                       8.250          2,629.43         77
                                       8.000          2,629.43      455,000.00
    ALLENSPARK       CO   80510          2            01/10/01         00
    160216                               05           03/01/01          0
    160216                               O            02/01/31
    0


1


    4361048          286/286             F          304,000.00         ZZ
                                         360        303,779.97          1
                                       7.625          2,151.70         80
                                       7.375          2,151.70      380,000.00
    GAITHERSBURG     MD   20878          2            01/31/01         00
    67155                                03           03/01/01          0
    67155                                O            02/01/31
    0


    4361049          286/286             F          483,000.00         ZZ
                                         360        482,641.54          1
                                       7.500          3,377.21         69
                                       7.250          3,377.21      700,000.00
    PITTSBURGH       PA   15238          2            01/22/01         00
    239404                               05           03/01/01          0
    239404                               O            02/01/31
    0


    4361052          286/286             F          127,950.00         ZZ
                                         360        127,857.39          1
                                       7.625            905.63         80
                                       7.375            905.63      159,950.00
    UPPER MARLBORO   MD   20772          1            01/31/01         00
    239038                               03           03/01/01          0
    239038                               O            02/01/31
    0


    4361057          286/286             F          315,000.00         ZZ
                                         360        314,783.22          1
                                       7.875          2,283.97         70
                                       7.625          2,283.97      450,000.00
    COLLINSVILLE     IL   62234          5            01/18/01         00
    225296                               05           03/01/01          0
    225296                               O            02/01/31
    0


    4361060          286/286             F          420,000.00         ZZ
                                         360        419,703.57          1
                                       7.750          3,008.93         72
                                       7.500          3,008.93      590,000.00
    MESA             AZ   85213          2            01/16/01         00
    224870                               03           03/01/01          0
    224870                               O            02/01/31
    0


    4361061          286/286             F          378,000.00         ZZ
                                         360        377,746.37          1
                                       8.000          2,773.63         70
                                       7.750          2,773.63      540,000.00
1


    GLENDALE         AZ   85308          5            01/16/01         00
    224299                               03           03/01/01          0
    224299                               O            02/01/31
    0


    4361066          286/286             F          340,000.00         ZZ
                                         360        339,766.01          1
                                       7.875          2,465.24         60
                                       7.625          2,465.24      570,000.00
    BOULDER          CO   80302          1            01/08/01         00
    224591                               05           03/01/01          0
    224591                               O            02/01/31
    0


    4361067          286/286             F          846,000.00         ZZ
                                         360        845,432.35          1
                                       8.000          6,207.65         66
                                       7.750          6,207.65    1,300,000.00
    LOS ANGELES      CA   90049          2            01/19/01         00
    9794777                              05           03/01/01          0
    9794777                              O            02/01/31
    0


    4361069          286/286             F          350,000.00         ZZ
                                         360        349,746.68          1
                                       7.625          2,477.28         73
                                       7.375          2,477.28      480,000.00
    PASADENA         MD   21122          1            01/30/01         00
    9963015                              05           03/01/01          0
    9963015                              O            02/01/31
    0


    4361071          286/286             F          320,000.00         ZZ
                                         360        319,801.10          1
                                       8.375          2,432.23         80
                                       8.125          2,432.23      400,000.00
    JAMUL            CA   91935          2            01/25/01         00
    9792906                              05           03/01/01          0
    9792906                              O            02/01/31
    0


    4361073          286/286             F          308,000.00         ZZ
                                         360        307,808.56          1
                                       8.375          2,341.02         72
                                       8.125          2,341.02      430,000.00
    FREMONT          CA   94536          2            01/18/01         00
    9795072                              05           03/01/01          0
    9795072                              O            02/01/31
    0
1




    4361074          286/286             F          196,000.00         ZZ
                                         360        195,861.66          1
                                       7.750          1,404.17         80
                                       7.500          1,404.17      245,000.00
    ESCONDIDO        CA   92029          1            01/22/01         00
    9797992                              05           03/01/01          0
    9797992                              O            02/01/31
    0


    4361075          286/286             F          332,500.00         ZZ
                                         360        332,271.17          1
                                       7.875          2,410.86         70
                                       7.625          2,410.86      475,000.00
    SAN DIEGO        CA   92115          1            01/04/01         00
    9790397                              05           03/01/01          0
    9790397                              O            02/01/31
    0


    4361076          286/286             F          375,900.00         ZZ
                                         360        375,613.97          1
                                       7.375          2,596.25         80
                                       7.125          2,596.25      469,900.00
    OAK HILL         VA   20171          1            01/23/01         00
    9964197                              03           03/01/01          0
    9964197                              O            02/01/31
    0


    4361079          286/286             F          240,000.00         ZZ
                                         360        239,826.30          1
                                       7.625          1,698.70         80
                                       7.375          1,698.70      300,000.00
    SAN FRANCISCO    CA   94112          1            01/24/01         00
    9793863                              05           03/01/01          0
    9793863                              O            02/01/31
    0


    4361080          286/286             F          295,000.00         ZZ
                                         360        294,796.99          1
                                       7.875          2,138.95         69
                                       7.625          2,138.95      430,000.00
    REDLANDS         CA   92373          2            01/22/01         00
    9961004                              05           03/01/01          0
    9961004                              O            02/01/31
    0


    4361081          286/286             F          145,000.00         ZZ
                                         360        144,892.39          1
1


                                       7.500          1,013.86         60
                                       7.250          1,013.86      245,000.00
    CASTROVILLE      CA   95012          2            01/25/01         00
    9797532                              05           03/01/01          0
    9797532                              O            02/01/31
    0


    4361082          286/286             F          400,200.00         ZZ
                                         360        399,917.54          1
                                       7.750          2,867.08         75
                                       7.500          2,867.08      533,662.00
    SAN LEANDRO      CA   94579          1            01/18/01         00
    9791497                              03           03/01/01          0
    9791497                              O            02/01/31
    0


    4361083          286/286             F          350,400.00         ZZ
                                         360        350,139.95          1
                                       7.500          2,450.05         80
                                       7.250          2,450.05      438,000.00
    MONROE           WA   98272          1            01/17/01         00
    09796659                             05           03/01/01          0
    09796659                             O            02/01/31
    0


    4361085          286/286             F          524,500.00         ZZ
                                         360        524,156.90          1
                                       8.125          3,894.40         73
                                       7.875          3,894.40      725,000.00
    MOUNTAIN VIEW    CA   94043          2            01/19/01         00
    9960942                              05           03/01/01          0
    9960942                              O            02/01/31
    0


    4361088          286/286             F          549,000.00         T
                                         360        548,640.88          1
                                       8.125          4,076.31         63
                                       7.875          4,076.31      875,000.00
    LAKE ARROWHEAD   CA   92352          2            01/19/01         00
    09796652                             05           03/01/01          0
    09796652                             O            02/01/31
    0


    4361089          286/286             F          460,000.00         ZZ
                                         360        459,683.43          1
                                       7.875          3,335.32         66
                                       7.625          3,335.32      703,378.00
    FREMONT          CA   94536          1            01/19/01         00
    9797378                              03           03/01/01          0
1


    9797378                              O            02/01/31
    0


    4361091          286/286             F          423,200.00         T
                                         360        422,908.76          1
                                       7.875          3,068.49         80
                                       7.625          3,068.49      529,000.00
    OCEANSIDE        CA   92054          2            01/19/01         00
    9790509                              01           03/01/01          0
    9790509                              O            02/01/31
    0


    4361092          286/286             F          288,000.00         ZZ
                                         360        287,796.73          1
                                       7.750          2,063.27         80
                                       7.500          2,063.27      360,000.00
    PASADENA         CA   91104          1            01/11/01         00
    9788042                              05           03/01/01          0
    9788042                              O            02/01/31
    0


    4361093          286/286             F          378,900.00         ZZ
                                         360        378,611.69          1
                                       7.375          2,616.97         80
                                       7.125          2,616.97      473,900.00
    IRVINE           CA   92602          1            01/24/01         00
    9787716                              03           03/01/01          0
    9787716                              O            02/01/31
    0


    4361095          286/286             F          647,000.00         ZZ
                                         360        646,565.87          1
                                       8.000          4,747.46         70
                                       7.750          4,747.46      925,000.00
    TORRANCE         CA   90505          2            01/12/01         00
    9793084                              05           03/01/01          0
    9793084                              O            02/01/31
    0


    4361096          286/286             F          150,000.00         ZZ
                                         360        149,904.35          1
                                       8.250          1,126.90         64
                                       8.000          1,126.90      235,000.00
    VALLEY CENTER    CA   92082          2            01/10/01         00
    9788330                              05           03/01/01          0
    9788330                              O            02/01/31
    0


1


    4361097          286/286             F          104,500.00         ZZ
                                         360        104,426.25          1
                                       7.750            748.65         64
                                       7.500            748.65      164,500.00
    REDLANDS         CA   92373          1            01/18/01         00
    9793247                              05           03/01/01          0
    9793247                              O            02/01/31
    0


    4361098          286/286             F          270,000.00         ZZ
                                         360        269,832.19          1
                                       8.375          2,052.20         60
                                       8.125          2,052.20      450,000.00
    WALNUT CREEK     CA   94595          2            01/24/01         00
    9793570                              05           03/01/01          0
    9793570                              O            02/01/31
    0


    4361099          286/286             F          150,500.00         ZZ
                                         360        150,404.03          1
                                       8.250          1,130.66         63
                                       8.000          1,130.66      240,000.00
    EAST HAVEN       CT   06512          2            01/23/01         00
    9793825                              05           03/01/01          0
    9793825                              O            02/01/31
    0


    4361100          286/286             F          389,500.00         ZZ
                                         360        389,251.63          1
                                       8.250          2,926.18         60
                                       8.000          2,926.18      650,000.00
    EAST PALO ALTO   CA   94303          2            01/17/01         00
    9791586                              05           03/01/01          0
    9791586                              O            02/01/31
    0


    4361101          286/286             F          400,000.00         ZZ
                                         360        399,717.68          1
                                       7.750          2,865.65         71
                                       7.500          2,865.65      565,000.00
    DANVILLE         CA   94526          2            01/12/01         00
    9793307                              03           03/01/01          0
    9793307                              O            02/01/31
    0


    4361102          286/286             F          330,000.00         ZZ
                                         360        329,778.58          1
                                       8.000          2,421.42         65
                                       7.750          2,421.42      510,000.00
1


    SAN DIEGO        CA   92109          2            01/19/01         00
    09795342                             05           03/01/01          0
    09795342                             O            02/01/31
    0


    4361103          286/286             F          404,500.00         ZZ
                                         360        404,242.07          1
                                       8.250          3,038.87         62
                                       8.000          3,038.87      660,000.00
    SAN RAMON        CA   94583          2            01/18/01         00
    9796519                              03           03/01/01          0
    9796519                              O            02/01/31
    0


    4361104          286/286             F          128,500.00         ZZ
                                         360        128,404.64          1
                                       7.500            898.49         60
                                       7.250            898.49      215,000.00
    SAN DIEGO        CA   92115          5            01/22/01         00
    9795566                              05           03/01/01          0
    9795566                              O            02/01/31
    0


    4361105          286/286             F          500,000.00         ZZ
                                         360        499,681.17          1
                                       8.250          3,756.33         79
                                       8.000          3,756.33      634,562.00
    SALINAS          CA   93907          1            01/26/01         00
    9794353                              03           03/01/01          0
    9794353                              O            02/01/31
    0


    4361107          286/286             F          380,000.00         ZZ
                                         360        379,745.02          1
                                       8.000          2,788.31         80
                                       7.750          2,788.31      475,000.00
    COTATI           CA   94931          1            01/25/01         00
    9801694                              05           03/01/01          0
    9801694                              O            02/01/31
    0


    4361109          286/286             F          490,500.00         ZZ
                                         360        490,170.88          1
                                       8.000          3,599.12         78
                                       7.750          3,599.12      630,000.00
    LIVERMORE        CA   94550          2            01/10/01         00
    9792945                              05           03/01/01          0
    9792945                              O            02/01/31
    0
1




    4361110          286/286             F          650,000.00         ZZ
                                         360        649,552.68          1
                                       7.875          4,712.95         70
                                       7.625          4,712.95      940,000.00
    GRANITE BAY      CA   95746          2            01/18/01         00
    9731133                              03           03/01/01          0
    9731133                              O            02/01/31
    0


    4361111          286/286             F          368,000.00         ZZ
                                         360        367,740.27          1
                                       7.750          2,636.40         80
                                       7.500          2,636.40      460,000.00
    MISSION VIEJO    CA   92691          2            01/18/01         00
    9791566                              05           03/01/01          0
    9791566                              O            02/01/31
    0


    4361114          286/286             F          365,000.00         ZZ
                                         360        364,748.81          1
                                       7.875          2,646.50         75
                                       7.625          2,646.50      490,000.00
    EL DORADO HILLS  CA   95762          2            01/23/01         00
    9762255                              03           03/01/01          0
    9762255                              O            02/01/31
    0


    4361116          286/286             F          312,000.00         ZZ
                                         360        311,785.28          1
                                       7.875          2,262.22         80
                                       7.625          2,262.22      390,000.00
    GREENBURGH       NY   10530          2            01/13/01         00
    9793945                              05           03/01/01          0
    9793945                              O            02/01/31
    0


    4361117          286/286             F          322,000.00         ZZ
                                         360        321,794.67          1
                                       8.250          2,419.08         51
                                       8.000          2,419.08      640,000.00
    SUNNYVALE        CA   94087          2            01/18/01         00
    9793606                              05           03/01/01          0
    9793606                              O            02/01/31
    0


    4361118          286/286             F          400,000.00         T
                                         360        399,763.84          1
1


                                       8.625          3,111.16         70
                                       8.375          3,111.16      575,385.00
    LAS VEGAS        NV   89109          1            01/29/01         00
    9793238                              05           03/01/01          0
    9793238                              O            02/01/31
    0


    4361119          286/286             F          407,950.00         ZZ
                                         360        407,676.28          1
                                       8.000          2,993.39         80
                                       7.750          2,993.39      509,990.00
    SAN DIEGO        CA   92130          1            01/23/01         00
    9790504                              03           03/01/01          0
    9790504                              O            02/01/31
    0


    4361122          286/286             F          383,000.00         ZZ
                                         360        382,749.47          1
                                       8.125          2,843.76         79
                                       7.875          2,843.76      490,000.00
    BONITA           CA   91902          2            01/19/01         00
    9793909                              05           03/01/01          0
    9793909                              O            02/01/31
    0


    4361126          286/286             F          382,000.00         ZZ
                                         360        381,709.33          1
                                       7.375          2,638.38         63
                                       7.125          2,638.38      610,000.00
    LAGUNA NIGUEL    CA   92677          2            01/17/01         00
    9795824                              03           03/01/01          0
    9795824                              O            02/01/31
    0


    4361130          286/286             F          306,000.00         ZZ
                                         360        305,794.68          1
                                       8.000          2,245.32         74
                                       7.750          2,245.32      415,000.00
    BOUNTIFUL        UT   84010          2            01/19/01         00
    9960742                              05           03/01/01          0
    9960742                              O            02/01/31
    0


    4361131          286/286             F          608,000.00         ZZ
                                         360        607,548.78          1
                                       7.500          4,251.22         66
                                       7.250          4,251.22      925,000.00
    GRANITE BAY      CA   95746          2            01/16/01         00
    9794997                              03           03/01/01          0
1


    9794997                              O            02/01/31
    0


    4361132          286/286             F          310,000.00         ZZ
                                         360        309,797.22          1
                                       8.125          2,301.74         80
                                       7.875          2,301.74      388,050.00
    RICHMOND         CA   94806          1            01/17/01         00
    9779953                              03           03/01/01          0
    9779953                              O            02/01/31
    0


    4361137          286/286             F          332,000.00         ZZ
                                         360        331,771.52          1
                                       7.875          2,407.23         80
                                       7.625          2,407.23      415,000.00
    GLENDALE         CA   91208          1            01/16/01         00
    09795593                             05           03/01/01          0
    09795593                             O            02/01/31
    0


    4361139          286/286             F          384,000.00         ZZ
                                         360        383,707.81          1
                                       7.375          2,652.19         80
                                       7.125          2,652.19      480,000.00
    TEMPLE CITY      CA   91007          1            01/10/01         00
    9790517                              03           03/01/01          0
    9790517                              O            02/01/31
    0


    4361142          286/286             F          338,000.00         ZZ
                                         360        337,767.40          1
                                       7.875          2,450.73         75
                                       7.625          2,450.73      451,000.00
    SAN DIEGO        CA   92131          2            01/24/01         00
    9793988                              05           03/01/01          0
    9793988                              O            02/01/31
    0


    4361144          286/286             F          303,000.00         ZZ
                                         360        302,791.48          1
                                       7.875          2,196.96         80
                                       7.625          2,196.96      379,000.00
    NAPERVILLE       IL   60565          1            01/23/01         00
    9787576                              05           03/01/01          0
    9787576                              O            02/01/31
    0


1


    4361149          286/286             F          372,400.00         ZZ
                                         360        372,162.53          1
                                       8.250          2,797.72         66
                                       8.000          2,797.72      572,000.00
    BOSTON           MA   02110          2            01/26/01         00
    9790226                              06           03/01/01          0
    9790226                              O            02/01/31
    0


    4361150          286/286             F          332,000.00         ZZ
                                         360        331,753.61          1
                                       7.500          2,321.39         80
                                       7.250          2,321.39      415,000.00
    ANDOVER          MA   01810          1            01/31/01         00
    9962926                              05           03/01/01          0
    9962926                              O            02/01/31
    0


    4361151          286/286             F          535,000.00         ZZ
                                         360        534,650.04          1
                                       8.125          3,972.36         43
                                       7.875          3,972.36    1,250,000.00
    FREMONT          CA   94539          2            01/19/01         00
    9795064                              05           03/01/01          0
    9795064                              O            02/01/31
    0


    4361152          286/286             F          367,000.00         ZZ
                                         360        366,740.98          1
                                       7.750          2,629.23         80
                                       7.500          2,629.23      460,000.00
    WALNUT           CA   91789          2            01/16/01         00
    9793635                              05           03/01/01          0
    9793635                              O            02/01/31
    0


    4361154          286/286             F          425,000.00         ZZ
                                         360        424,676.61          1
                                       7.375          2,935.37         73
                                       7.125          2,935.37      590,000.00
    UNION CITY       CA   94587          2            01/22/01         00
    9783925                              05           03/01/01          0
    9783925                              O            02/01/31
    0


    4361155          286/286             F          196,000.00         ZZ
                                         360        195,868.49          1
                                       8.000          1,438.18         70
                                       7.750          1,438.18      280,000.00
1


    FREMONT          CA   94555          2            01/16/01         00
    9785484                              05           03/01/01          0
    9785484                              O            02/01/31
    0


    4361157          286/286             F          316,000.00         ZZ
                                         360        315,782.53          1
                                       7.875          2,291.22         80
                                       7.625          2,291.22      395,000.00
    MISSION VIEJO    CA   92691          2            01/19/01         00
    9791483                              05           03/01/01          0
    9791483                              O            02/01/31
    0


    4361158          286/286             F          402,400.00         ZZ
                                         360        402,108.76          1
                                       7.625          2,848.16         80
                                       7.375          2,848.16      503,000.00
    FAIRFAX STATION  VA   22039          1            01/31/01         00
    9958142                              03           03/01/01          0
    9958142                              O            02/01/31
    0


    4361160          286/286             F          689,500.00         ZZ
                                         360        689,013.36          1
                                       7.750          4,939.66         70
                                       7.500          4,939.66      985,000.00
    CARMEL VALLEY    CA   93924          1            01/22/01         00
    9797142                              03           03/01/01          0
    9797142                              O            02/01/31
    0


    4361162          286/286             F          426,500.00         ZZ
                                         360        426,213.82          1
                                       8.000          3,129.51         78
                                       7.750          3,129.51      550,000.00
    SOLANA BEACH     CA   92075          2            01/22/01         00
    9794001                              03           03/01/01          0
    9794001                              O            02/01/31
    0


    4361163          286/286             F          280,250.00         ZZ
                                         360        280,057.13          1
                                       7.875          2,032.01         95
                                       7.625          2,032.01      295,000.00
    FREMONT          CA   94536          1            01/17/01         19
    9782456                              05           03/01/01         30
    9782456                              O            02/01/31
    0
1




    4361164          286/286             F          280,000.00         ZZ
                                         360        279,812.13          1
                                       8.000          2,054.54         67
                                       7.750          2,054.54      418,000.00
    ESCONDIDO        CA   92029          2            01/16/01         00
    9962015                              05           03/01/01          0
    9962015                              O            02/01/31
    0


    4361166          286/286             F          252,000.00         ZZ
                                         360        251,822.14          1
                                       7.750          1,805.36         46
                                       7.500          1,805.36      555,000.00
    MARTINEZ         CA   94553          2            01/22/01         00
    09798867                             05           03/01/01          0
    09798867                             O            02/01/31
    0


    4361167          286/286             F          328,000.00         ZZ
                                         360        327,790.85          1
                                       8.250          2,464.15         80
                                       8.000          2,464.15      410,000.00
    SAN DIEGO        CA   92110          2            01/17/01         00
    9785172                              05           03/01/01          0
    9785172                              O            02/01/31
    0


    4361169          286/286             F          350,000.00         ZZ
                                         360        349,752.98          1
                                       7.750          2,507.44         73
                                       7.500          2,507.44      483,000.00
    DAVIS            CA   95616          2            01/19/01         00
    9722078                              03           03/01/01          0
    9722078                              O            02/01/31
    0


    4361170          286/286             F          533,900.00         ZZ
                                         360        533,584.79          1
                                       8.625          4,152.62         66
                                       8.375          4,152.62      820,000.00
    TEMPE            AZ   85284          2            01/17/01         00
    9793011                              03           03/01/01          0
    9793011                              O            02/01/31
    0


    4361173          286/286             F          296,000.00         ZZ
                                         360        295,785.76          1
1


                                       7.625          2,095.07         80
                                       7.375          2,095.07      370,000.00
    TRACY            CA   95376          2            01/10/01         00
    9791185                              05           03/01/01          0
    9791185                              O            02/01/31
    0


    4361175          286/286             F          406,500.00         ZZ
                                         360        406,227.25          1
                                       8.000          2,982.75         74
                                       7.750          2,982.75      554,000.00
    SAN DIEGO        CA   92109          2            01/23/01         00
    9796495                              01           03/01/01          0
    9796495                              O            02/01/31
    0


    4361176          286/286             F          477,300.00         ZZ
                                         360        476,945.78          1
                                       7.500          3,337.35         80
                                       7.250          3,337.35      596,650.00
    WAYLAND          MA   01778          1            01/26/01         00
    9795988                              01           03/01/01          0
    9795988                              O            02/01/31
    0


    4361179          286/286             F          395,000.00         ZZ
                                         360        394,741.62          1
                                       8.125          2,932.86         78
                                       7.875          2,932.86      510,000.00
    OAKLAND          CA   94619          2            01/12/01         00
    9793339                              05           03/01/01          0
    9793339                              O            02/01/31
    0


    4361180          286/286             F          417,200.00         ZZ
                                         360        416,912.89          1
                                       7.875          3,024.99         80
                                       7.625          3,024.99      521,564.00
    DUBLIN           CA   94568          1            01/09/01         00
    9747416                              03           03/01/01          0
    9747416                              O            02/01/31
    0


    4361181          286/286             F          454,050.00         ZZ
                                         360        453,737.52          1
                                       7.875          3,292.18         50
                                       7.625          3,292.18      915,000.00
    SAN DIEGO        CA   92107          2            01/12/01         00
    9788287                              05           03/01/01          0
1


    9788287                              O            02/01/31
    0


    4361183          286/286             F          338,400.00         ZZ
                                         360        338,142.51          1
                                       7.375          2,337.24         80
                                       7.125          2,337.24      423,000.00
    WEST HILLS       CA   91304          2            01/17/01         00
    9782647                              05           03/01/01          0
    9782647                              O            02/01/31
    0


    4361186          286/286             F          378,450.00         ZZ
                                         360        378,208.67          1
                                       8.250          2,843.17         78
                                       8.000          2,843.17      490,000.00
    VANCOUVER        WA   98685          2            01/19/01         00
    9960437                              05           03/01/01          0
    9960437                              O            02/01/31
    0


    4361187          286/286             F          566,800.00         ZZ
                                         360        566,419.69          1
                                       8.000          4,158.98         80
                                       7.750          4,158.98      708,501.00
    SAN DIEGO        CA   92130          1            01/24/01         00
    9794132                              03           03/01/01          0
    9794132                              O            02/01/31
    0


    4361190          286/286             F          239,900.00         ZZ
                                         360        239,726.36          1
                                       7.625          1,698.00         75
                                       7.375          1,698.00      319,900.00
    LAKESIDE         CA   92040          1            01/17/01         00
    09795585                             05           03/01/01          0
    09795585                             O            02/01/31
    0


    4361216          168/168             F          345,000.00         ZZ
                                         360        344,750.30          1
                                       7.625          2,441.89         80
                                       7.375          2,441.89      435,000.00
    PUTNAM VALLEY    NY   10579          1            02/23/01         00
    0249679493                           05           03/01/01          0
    0249679493                           O            02/01/31
    0


1


    4361421          168/168             F          425,000.00         ZZ
                                         360        424,692.40          1
                                       7.625          3,008.12         71
                                       7.375          3,008.12      605,000.00
    WALNUT CREEK     CA   94598          1            01/08/01         00
    0439583594                           05           03/01/01          0
    0439583594                           O            02/01/31
    0


    4361543          L46/L46             F          289,600.00         ZZ
                                         360        288,982.80          1
                                       7.750          2,074.74         80
                                       7.500          2,074.74      362,000.00
    PLANO            TX   75093          1            11/27/00         00
    0000924050                           03           01/01/01          0
    0000924050                           O            12/01/30
    0


    4361581          168/168             F          310,000.00         ZZ
                                         360        309,775.63          1
                                       7.625          2,194.16         74
                                       7.375          2,194.16      419,000.00
    BROOKLYN         NY   11228          1            01/26/01         00
    0249701995                           05           03/01/01          0
    0249701995                           O            02/01/31
    0


    4361662          168/168             F          608,000.00         ZZ
                                         360        607,559.94          1
                                       7.625          4,303.39         80
                                       7.375          4,303.39      760,000.00
    WATER MILL       NY   11976          1            01/30/01         00
    0189700068                           05           03/01/01          0
    0189700068                           O            02/01/31
    0


    4361813          168/168             F          500,000.00         ZZ
                                         360        499,628.93          1
                                       7.500          3,496.07         80
                                       7.250          3,496.07      625,000.00
    CHAPPAQUA        NY   10514          1            02/01/01         00
    0189696770                           05           03/01/01          0
    0189696770                           O            02/01/31
    0


    4361870          956/G01             F          500,000.00         ZZ
                                         360        500,000.00          1
                                       7.250          3,410.88         72
                                       7.000          3,410.88      701,000.00
1


    NEWARK           CA   94560          1            02/09/01         00
    0432629319                           05           04/01/01          0
    111010347                            O            03/01/31
    0


    4361969          168/168             F          319,100.00         ZZ
                                         360        318,869.04          1
                                       7.625          2,258.57         80
                                       7.375          2,258.57      399,000.00
    EASTCHESTER      NY   10709          1            01/30/01         00
    0189692120                           05           03/01/01          0
    0189692120                           O            02/01/31
    0


    4362025          168/168             F          418,400.00         ZZ
                                         360        418,112.06          1
                                       7.875          3,033.69         80
                                       7.625          3,033.69      523,000.00
    IRVINGTON        NY   10533          1            01/29/01         00
    0189709600                           05           03/01/01          0
    0189709600                           O            02/01/31
    0


    4362026          168/168             F          545,000.00         ZZ
                                         360        544,284.08          1
                                       7.625          3,857.48         79
                                       7.375          3,857.48      695,000.00
    PALO ALTO        CA   94301          2            01/09/01         00
    0439583195                           05           03/01/01          0
    0439583195                           O            02/01/31
    0


    4362039          992/G01             F          475,000.00         ZZ
                                         360        475,000.00          1
                                       7.375          3,280.71         76
                                       7.125          3,280.71      630,000.00
    DIX HILLS        NY   11746          1            02/09/01         00
    0432618957                           05           04/01/01          0
    392718                               O            03/01/31
    0


    4362052          168/168             F          344,000.00         ZZ
                                         360        343,757.21          1
                                       7.750          2,464.46         80
                                       7.500          2,464.46      430,000.00
    EAST NORTHPORT   NY   11731          1            01/04/01         00
    0189685166                           05           03/01/01          0
    0189685166                           O            02/01/31
    0
1




    4362073          624/G01             F          420,000.00         ZZ
                                         360        420,000.00          1
                                       7.750          3,008.93         78
                                       7.500          3,008.93      540,000.00
    SANTA ANA        CA   92705          2            02/09/01         00
    0432621910                           05           04/01/01          0
    35007000056F                         O            03/01/31
    0


    4362187          168/168             F          452,800.00         ZZ
                                         360        452,158.78          1
                                       7.750          3,243.91         80
                                       7.500          3,243.91      566,000.00
    SAN JOSE         CA   95118          1            12/14/00         00
    0439572070                           05           02/01/01          0
    0439572070                           O            01/01/31
    0


    4362218          168/168             F          475,000.00         ZZ
                                         360        474,638.56          1
                                       7.375          3,280.71         76
                                       7.125          3,280.71      625,000.00
    PISMO BEACH      CA   93449          1            01/05/01         00
    0439583870                           05           03/01/01          0
    0439583870                           O            02/01/31
    0


    4362221          168/168             F          528,000.00         ZZ
                                         360        527,608.15          1
                                       7.500          3,691.85         80
                                       7.250          3,691.85      660,000.00
    GARDEN CITY      NY   11530          1            01/26/01         00
    0189683392                           05           03/01/01          0
    0189683392                           O            02/01/31
    0


    4362255          168/168             F          457,600.00         ZZ
                                         360        457,277.03          1
                                       7.750          3,278.30         80
                                       7.500          3,278.30      572,000.00
    CUPERTINO        CA   95014          2            01/03/01         00
    0439572436                           09           03/01/01          0
    0439572436                           O            02/01/31
    0


    4362290          168/168             F          636,800.00         ZZ
                                         360        636,327.40          1
1


                                       7.500          4,452.60         80
                                       7.250          4,452.60      796,000.00
    LARCHMONT        NY   10538          1            01/12/01         00
    0189683066                           05           03/01/01          0
    0189683066                           O            02/01/31
    0


    4362308          168/168             F          332,000.00         ZZ
                                         360        331,541.54          1
                                       7.875          2,407.23         80
                                       7.625          2,407.23      415,000.00
    WALNUT CREEK     CA   94598          1            12/20/00         00
    0439587697                           05           02/01/01          0
    0439587697                           O            01/01/31
    0


    4362341          956/G01             F          525,000.00         ZZ
                                         360        525,000.00          1
                                       7.750          3,761.16         53
                                       7.500          3,761.16      995,000.00
    WESTLAKE VILLAG  CA   91362          1            02/09/01         00
    0432628550                           03           04/01/01          0
    2911010089                           O            03/01/31
    0


    4362370          168/168             F          564,000.00         ZZ
                                         360        563,611.86          1
                                       7.875          4,089.39         80
                                       7.625          4,089.39      705,000.00
    SAN JOSE         CA   95120          1            01/02/01         00
    0439573092                           05           03/01/01          0
    0439573092                           O            02/01/31
    0


    4362561          168/168             F          388,700.00         ZZ
                                         360        388,121.25          1
                                       7.500          2,717.85         80
                                       7.250          2,717.85      487,471.00
    PETALUMA         CA   94954          1            12/22/00         00
    0439581605                           05           02/01/01          0
    0439581605                           O            01/01/31
    0


    4362595          168/168             F          388,000.00         ZZ
                                         360        387,464.21          2
                                       7.875          2,813.27         80
                                       7.625          2,813.27      485,000.00
    FLUSHING         NY   11354          1            12/21/00         00
    0189675438                           05           02/01/01          0
1


    0189675438                           O            01/01/31
    0


    4362723          168/168             F          272,000.00         ZZ
                                         360        271,803.13          1
                                       7.625          1,925.20         80
                                       7.375          1,925.20      340,000.00
    NEW HYDE PARK    NY   11040          1            01/03/01         00
    0189665254                           05           03/01/01          0
    0189665254                           O            02/01/31
    0


    4362724          168/168             F          484,000.00         ZZ
                                         360        483,649.70          1
                                       7.625          3,425.72         80
                                       7.375          3,425.72      610,000.00
    SAN JOSE         CA   95117          2            01/26/01         00
    0439573840                           05           03/01/01          0
    0439573840                           O            02/01/31
    0


    4362862          168/168             F          392,000.00         ZZ
                                         360        391,716.28          1
                                       7.625          2,774.55         80
                                       7.375          2,774.55      490,000.00
    JAMAICA ESTATES  NY   11432          1            01/10/01         00
    0189665211                           05           03/01/01          0
    0189665211                           O            02/01/31
    0


    4362949          168/168             F          468,500.00         ZZ
                                         360        468,152.31          1
                                       7.500          3,275.82         80
                                       7.250          3,275.82      587,000.00
    SUNNYVALE        CA   94089          2            01/11/01         00
    0439562627                           01           03/01/01          0
    0439562627                           O            02/01/31
    0


    4363075          168/168             F          326,400.00         ZZ
                                         360        326,169.63          1
                                       7.750          2,338.37         80
                                       7.500          2,338.37      408,000.00
    EAST MEADOW      NY   11554          1            01/18/01         00
    989984648                            05           03/01/01          0
    989984648                            O            02/01/31
    0


1


    4363106          168/168             F          399,950.00         ZZ
                                         360        399,674.75          1
                                       7.875          2,899.92         65
                                       7.625          2,899.92      623,495.00
    RANCHO MIRAGE    CA   92270          1            01/23/01         00
    0439562694                           03           03/01/01          0
    0439562694                           O            02/01/31
    0


    4363179          168/168             F          392,000.00         ZZ
                                         360        391,716.28          1
                                       7.625          2,774.55         80
                                       7.375          2,774.55      491,000.00
    SAN JOSE         CA   95130          2            12/28/00         00
    0439562414                           05           03/01/01          0
    0439562414                           O            02/01/31
    0


    4363182          168/168             F          384,000.00         ZZ
                                         360        383,715.02          1
                                       7.500          2,684.98         80
                                       7.250          2,684.98      480,000.00
    PACIFICA         CA   94044          2            01/22/01         00
    0439569192                           05           03/01/01          0
    0439569192                           O            02/01/31
    0


    4363258          168/168             F          461,250.00         ZZ
                                         360        460,907.68          1
                                       7.500          3,225.13         80
                                       7.250          3,225.13      576,600.00
    ARLINGTON        VA   22201          1            01/26/01         00
    0249715082                           05           03/01/01          0
    0249715082                           O            02/01/31
    0


    4363371          168/168             F          344,000.00         ZZ
                                         360        342,830.43          1
                                       8.000          2,524.15         80
                                       7.750          2,524.15      430,000.00
    SAN JOSE         CA   95111          1            09/07/00         00
    0439551382                           03           11/01/00          0
    0439551382                           O            10/01/30
    0


    4363401          168/168             F          392,000.00         ZZ
                                         360        391,458.69          1
                                       7.875          2,842.27         80
                                       7.625          2,842.27      490,000.00
1


    SUNNYVALE        CA   94086          1            12/01/00         00
    869319019                            05           02/01/01          0
    869319019                            O            01/01/31
    0


    4363600          526/526             F          323,200.00         ZZ
                                         360        322,753.70          1
                                       7.875          2,343.42         79
                                       7.625          2,343.42      413,000.00
    PALM DESERT      CA   92211          1            12/26/00         00
    0431364                              03           02/01/01          0
    0431364                              O            01/01/31
    0


    4363611          526/526             F          277,000.00         ZZ
                                         240        275,535.37          1
                                       7.750          2,274.03         84
                                       7.500          2,274.03      330,000.00
    UPPER SALFORD    PA   19473          2            12/04/00         01
    0432065                              05           01/01/01         12
    0432065                              O            12/01/20
    0


    4363616          526/526             F          425,000.00         ZZ
                                         360        424,692.40          1
                                       7.625          3,008.12         66
                                       7.375          3,008.12      645,000.00
    BASALT           CO   81621          5            01/12/01         00
    0432354                              03           03/01/01          0
    0432354                              O            02/01/31
    0


    4363621          526/526             F          366,800.00         ZZ
                                         360        366,293.50          1
                                       7.875          2,659.55         80
                                       7.625          2,659.55      458,500.00
    WILTON           CT   06897          1            01/04/01         00
    0432726                              05           02/01/01          0
    0432726                              O            01/01/31
    0


    4363625          526/526             F          100,000.00         ZZ
                                         360         99,872.02          1
                                       8.250            751.27         34
                                       8.000            751.27      300,000.00
    YAKIMA           WA   98908          5            12/13/00         00
    0432852                              05           02/01/01          0
    0432852                              O            01/01/31
    0
1




    4363626          526/526             F          299,250.00         ZZ
                                         360        299,064.00          1
                                       8.375          2,274.52         95
                                       8.125          2,274.52      315,000.00
    QUEEN CREEK      AZ   85242          1            01/23/01         12
    0432958                              05           03/01/01         30
    0432958                              O            02/01/31
    0


    4363669          526/526             F          316,000.00         ZZ
                                         360        315,813.43          1
                                       8.625          2,457.82         80
                                       8.375          2,457.82      395,000.00
    PORTLAND         OR   97266          1            01/04/01         00
    0434262                              05           03/01/01          0
    0434262                              O            02/01/31
    0


    4363674          526/526             F          360,000.00         ZZ
                                         360        359,758.45          1
                                       8.000          2,641.55         78
                                       7.750          2,641.55      465,000.00
    MONTGOMERY       TX   77356          2            01/08/01         00
    0434369                              03           03/01/01          0
    0434369                              O            02/01/31
    0


    4363675          526/526             F          355,000.00         ZZ
                                         360        354,761.81          1
                                       8.000          2,604.86         44
                                       7.750          2,604.86      820,000.00
    PHOENIX          AZ   85018          5            01/02/01         00
    0434376                              03           03/01/01          0
    0434376                              O            02/01/31
    0


    4363687          526/526             F          365,000.00         ZZ
                                         360        364,520.87          1
                                       8.125          2,710.11         48
                                       7.875          2,710.11      770,000.00
    SAN CARLOS       CA   94070          2            12/21/00         00
    0434569                              05           02/01/01          0
    0434569                              O            01/01/31
    0


    4363702          526/526             F          379,474.00         ZZ
                                         360        379,212.85          1
1


                                       7.875          2,751.45         42
                                       7.625          2,751.45      915,000.00
    SAN JOSE         CA   95126          2            01/12/01         00
    0434726                              05           03/01/01          0
    0434726                              O            02/01/31
    0


    4363726          526/526             F          130,350.00         ZZ
                                         360        130,160.72          1
                                       7.625            922.61         80
                                       7.375            922.61      162,990.00
    HOUSTON          TX   77064          1            12/29/00         00
    0435027                              03           02/01/01          0
    0435027                              O            01/01/31
    0


    4363746          526/526             F          296,000.00         ZZ
                                         360        295,591.24          1
                                       7.875          2,146.21         80
                                       7.625          2,146.21      370,000.00
    HAYWARD          CA   94544          1            12/29/00         00
    0435360                              05           02/01/01          0
    0435360                              O            01/01/31
    0


    4363764          526/526             F          296,000.00         ZZ
                                         360        295,551.05          1
                                       8.000          2,171.94         80
                                       7.750          2,171.94      370,000.00
    SAN JOSE         CA   95127          5            12/26/00         00
    0435588                              05           02/01/01          0
    0435588                              O            01/01/31
    0


    4363767          526/526             F        1,011,000.00         ZZ
                                         360      1,010,338.66          1
                                       8.125          7,506.65         75
                                       7.875          7,506.65    1,350,000.00
    BEVERLY HILLS    CA   90210          2            01/18/01         00
    0435641                              07           03/01/01          0
    0435641                              O            02/01/31
    0


    4363783          526/526             F          273,000.00         ZZ
                                         360        272,812.12          1
                                       7.875          1,979.44         51
                                       7.625          1,979.44      545,000.00
    SAN MATEO        CA   94402          5            01/05/01         00
    0435786                              05           03/01/01          0
1


    0435786                              O            02/01/31
    0


    4363797          526/526             F          370,000.00         ZZ
                                         360        369,745.37          1
                                       7.875          2,682.76         59
                                       7.625          2,682.76      634,500.00
    LAGUNA NIGUEL    CA   92677          1            01/25/01         00
    0436000                              07           03/01/01          0
    0436000                              O            02/01/31
    0


    4363806          526/526             F          389,900.00         ZZ
                                         360        389,610.64          1
                                       7.500          2,726.24         80
                                       7.250          2,726.24      489,900.00
    LITTLETON        CO   80122          1            01/02/01         00
    0436173                              05           03/01/01          0
    0436173                              O            02/01/31
    0


    4363808          526/526             F          372,000.00         ZZ
                                         360        371,737.45          1
                                       7.750          2,665.05         80
                                       7.500          2,665.05      465,000.00
    ENGLEWOOD        CO   80111          2            01/05/01         00
    0436182                              05           03/01/01          0
    0436182                              O            02/01/31
    0


    4363812          526/526             F          316,000.00         ZZ
                                         360        315,793.29          1
                                       8.125          2,346.29         80
                                       7.875          2,346.29      395,000.00
    HUNTINGTON       CA   92646          1            01/10/01         00
    0436286                              05           03/01/01          0
    0436286                              O            02/01/31
    0


    4363817          526/526             F          450,000.00         ZZ
                                         360        449,698.06          1
                                       8.000          3,301.94         70
                                       7.750          3,301.94      650,000.00
    EL CERRITO       CA   94530          2            01/16/01         00
    0436323                              05           03/01/01          0
    0436323                              O            02/01/31
    0


1


    4363819          526/526             F          312,000.00         ZZ
                                         360        311,774.18          1
                                       7.625          2,208.32         80
                                       7.375          2,208.32      390,000.00
    WESTMINSTER      CO   80020          1            01/17/01         00
    0436361                              05           03/01/01          0
    0436361                              O            02/01/31
    0


    4363834          526/526             F          304,800.00         ZZ
                                         360        304,477.38          1
                                       7.750          2,183.62         80
                                       7.500          2,183.62      381,000.00
    SCOTTSDALE       AZ   85259          1            01/18/01         00
    0436585                              09           03/01/01          0
    0436585                              O            02/01/31
    0


    4363837          526/526             F          390,000.00         ZZ
                                         360        389,731.61          1
                                       7.875          2,827.77         78
                                       7.625          2,827.77      501,000.00
    MONTGOMERY       TX   77356          2            01/25/01         00
    0436601                              03           03/01/01          0
    0436601                              O            02/01/31
    0


    4363838          526/526             F          398,400.00         ZZ
                                         360        398,152.37          1
                                       8.375          3,028.13         71
                                       8.125          3,028.13      565,000.00
    SAN JOSE         CA   95136          2            01/19/01         00
    0436608                              05           03/01/01          0
    0436608                              O            02/01/31
    0


    4363840          526/526             F          400,000.00         ZZ
                                         360        399,724.72          1
                                       7.875          2,900.28         57
                                       7.625          2,900.28      710,000.00
    GILROY           CA   95020          2            01/05/01         00
    0436635                              05           03/01/01          0
    0436635                              O            02/01/31
    0


    4363925          526/526             F          116,500.00         ZZ
                                         360        116,427.59          1
                                       8.375            885.48         63
                                       8.125            885.48      185,000.00
1


    PARK CITY        UT   84098          2            01/25/01         00
    0439405                              06           03/01/01          0
    0439405                              O            02/01/31
    0


    4365570          E22/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       7.375          2,762.70         50
                                       7.125          2,762.70      800,000.00
    WALNUT CREEK     CA   94596          1            02/16/01         00
    0412338527                           05           04/01/01          0
    0412338527                           O            03/01/31
    0


    4365580          E22/G01             F          148,000.00         ZZ
                                         360        148,000.00          1
                                       7.375          1,022.20         75
                                       7.125          1,022.20      198,000.00
    SILVERDALE       WA   98383          1            02/13/01         00
    0412357816                           05           04/01/01          0
    0412357816                           O            03/01/31
    0


    4365587          E22/G01             F          368,000.00         ZZ
                                         360        368,000.00          1
                                       7.375          2,541.68         80
                                       7.125          2,541.68      460,000.00
    OVERLAND PARK    KS   66085          2            02/15/01         00
    0412365348                           03           04/01/01          0
    0412365348                           O            03/01/31
    0


    4365592          E22/G01             F          595,000.00         ZZ
                                         360        595,000.00          1
                                       7.250          4,058.95         70
                                       7.000          4,058.95      850,000.00
    RENO             NV   89511          5            02/14/01         00
    0412370298                           03           04/01/01          0
    0412370298                           O            03/01/31
    0


    4365596          E22/G01             F          479,500.00         ZZ
                                         360        479,500.00          1
                                       7.375          3,311.79         70
                                       7.125          3,311.79      685,000.00
    THOUSAND OAKS    CA   91362          5            02/12/01         00
    0412376923                           05           04/01/01          0
    0412376923                           O            03/01/31
    0
1




    4365601          E22/G01             F          346,000.00         ZZ
                                         360        346,000.00          1
                                       7.750          2,478.79         70
                                       7.500          2,478.79      500,000.00
    FRANKLIN         MI   48025          2            02/15/01         00
    0412385890                           05           04/01/01          0
    0412385890                           O            03/01/31
    0


    4365617          E22/G01             F          381,650.00         ZZ
                                         360        381,650.00          1
                                       6.875          2,507.17         80
                                       6.625          2,507.17      477,100.00
    ATLANTA          GA   30350          1            02/21/01         00
    0412414534                           03           04/01/01          0
    0412414534                           O            03/01/31
    0


    4366011          E82/G01             F          285,000.00         ZZ
                                         360        285,000.00          1
                                       7.750          2,041.77         54
                                       7.500          2,041.77      535,000.00
    MISSION VIEJO    CA   92692          2            02/17/01         00
    0400379061                           03           04/01/01          0
    0400379061                           O            03/01/31
    0


    4366013          E82/G01             F          572,900.00         ZZ
                                         360        572,900.00          1
                                       7.000          3,811.52         80
                                       6.750          3,811.52      716,240.00
    WASHINGTON       DC   20016          1            02/23/01         00
    0400333928                           05           04/01/01          0
    0400333928                           O            03/01/31
    0


    4366422          956/G01             F          442,500.00         ZZ
                                         360        442,500.00          1
                                       7.500          3,094.02         67
                                       7.250          3,094.02      670,000.00
    SALT LAKE CITY   UT   84107          5            02/08/01         00
    0432620359                           03           04/01/01          0
    1000002684                           O            03/01/31
    0


    4366717          956/G01             F          324,000.00         ZZ
                                         360        324,000.00          1
1


                                       7.875          2,349.22         80
                                       7.625          2,349.22      405,000.00
    TORRANCE         CA   90502          2            02/06/01         00
    0432628790                           05           04/01/01          0
    511010140                            O            03/01/31
    0


    4366894          E84/G01             F          600,000.00         ZZ
                                         360        600,000.00          1
                                       7.500          4,195.29         75
                                       7.250          4,195.29      810,000.00
    BARRINGTON       IL   60010          2            02/12/01         00
    0432620235                           03           04/01/01          0
    11204938                             O            03/01/31
    0


    4367109          956/G01             F          545,000.00         ZZ
                                         360        544,615.34          1
                                       7.750          3,904.45         65
                                       7.500          3,904.45      845,000.00
    SAN JOSE         CA   95121          2            01/25/01         00
    0432622595                           05           03/01/01          0
    10101361                             O            02/01/31
    0


    4368026          069/G01             F          352,000.00         ZZ
                                         360        351,745.23          1
                                       7.625          2,491.44         80
                                       7.375          2,491.44      440,000.00
    CALABASAS        CA   91302          1            01/23/01         00
    0432628170                           05           03/01/01          0
    35188112958                          O            02/01/31
    0


    4369558          E84/G01             F          391,200.00         ZZ
                                         360        390,956.85          1
                                       8.375          2,973.40         80
                                       8.125          2,973.40      489,000.00
    CHICAGO          IL   60614          1            02/01/01         00
    0432620243                           01           03/01/01          0
    100010854                            O            02/01/31
    0


    4371659          E22/G01             F          316,000.00         ZZ
                                         360        316,000.00          1
                                       7.250          2,155.68         43
                                       7.000          2,155.68      745,000.00
    SUNNYVALE        CA   94087          2            02/12/01         00
    0412376949                           05           04/01/01          0
1


    0412376949                           O            03/01/31
    0


    4371668          E22/G01             F          505,000.00         ZZ
                                         360        505,000.00          1
                                       7.375          3,487.91         51
                                       7.125          3,487.91    1,000,000.00
    SOLANA BEACH     CA   92075          2            02/16/01         00
    0412381972                           05           04/01/01          0
    0412381972                           O            03/01/31
    0


    4371674          E22/G01             F          105,000.00         ZZ
                                         360        105,000.00          1
                                       7.875            761.32         66
                                       7.625            761.32      160,000.00
    BOYD             TX   76023          5            02/16/01         00
    0412386021                           05           04/01/01          0
    0412386021                           O            03/01/31
    0


    4371675          E22/G01             F          420,000.00         ZZ
                                         360        420,000.00          1
                                       7.750          3,008.93         75
                                       7.500          3,008.93      560,000.00
    ALBANY           CA   94706          2            02/15/01         00
    0412387011                           05           04/01/01          0
    0412387011                           O            03/01/31
    0


    4371760          E82/G01             F          255,000.00         ZZ
                                         360        255,000.00          1
                                       7.750          1,826.85         51
                                       7.500          1,826.85      500,000.00
    DEARBORN         MI   48124          2            02/19/01         00
    0400384566                           05           04/01/01          0
    0400384566                           O            03/01/31
    0


    4372110          696/G01             F          420,000.00         ZZ
                                         360        420,000.00          1
                                       7.375          2,900.84         80
                                       7.125          2,900.84      525,000.00
    KENSINGTON       MD   20895          2            02/15/01         00
    0432615482                           05           04/01/01          0
    32201034                             O            03/01/31
    0


1


    4372821          A06/G01             F          311,000.00         ZZ
                                         360        311,000.00          1
                                       7.750          2,228.05         78
                                       7.500          2,228.05      400,000.00
    COMMERCE TWP     MI   48382          2            02/19/01         00
    0432621191                           05           04/01/01          0
    1000020022661                        O            03/01/31
    0


    4373265          E84/G01             F          400,000.00         ZZ
                                         360        399,724.72          1
                                       7.875          2,900.28         56
                                       7.625          2,900.28      725,000.00
    WILMETTE         IL   60091          2            01/15/01         00
    0432620250                           05           03/01/01          0
    11205227                             O            02/01/31
    0


    4375912          696/G01             F          475,000.00         ZZ
                                         360        475,000.00          1
                                       7.375          3,280.71         72
                                       7.125          3,280.71      668,500.00
    CHEVY CHASE      MD   20815          1            02/23/01         00
    0432622488                           05           04/01/01          0
    32201016                             O            03/01/31
    0


    4375915          696/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
                                       7.500          2,517.17         80
                                       7.250          2,517.17      450,000.00
    WASHINGTON       DC   20007          2            02/20/01         00
    0432622405                           05           04/01/01          0
    25601024                             O            03/01/31
    0


    4376121          E84/G01             F          375,000.00         ZZ
                                         360        374,760.88          1
                                       8.250          2,817.25         79
                                       8.000          2,817.25      475,000.00
    CHICAGO          IL   60622          1            01/31/01         00
    0432620151                           05           03/01/01          0
    100004815                            O            02/01/31
    0


    4377113          696/G01             F          407,200.00         ZZ
                                         360        407,200.00          1
                                       7.500          2,847.20         80
                                       7.250          2,847.20      509,000.00
1


    BETHESDA         MD   20816          2            02/22/01         00
    0432615938                           05           04/01/01          0
    24401011                             O            03/01/31
    0


    4378277          E22/G01             F          341,100.00         ZZ
                                         360        341,100.00          1
                                       7.500          2,385.02         75
                                       7.250          2,385.02      455,000.00
    SAN DIEGO        CA   92109          5            02/14/01         00
    0412339442                           05           04/01/01          0
    0412339442                           O            03/01/31
    0


    4378287          E22/G01             F          464,000.00         ZZ
                                         360        464,000.00          1
                                       7.500          3,244.36         80
                                       7.250          3,244.36      580,000.00
    HIGHLAND PARK    TX   75205          1            02/23/01         00
    0412364986                           05           04/01/01          0
    0412364986                           O            03/01/31
    0


    4378300          E22/G01             F           83,930.00         ZZ
                                         360         83,930.00          1
                                       8.250            630.54         70
                                       8.000            630.54      119,900.00
    AUBURNDALE       FL   33823          1            02/23/01         00
    0412377160                           03           04/01/01          0
    0412377160                           O            03/01/31
    0


    4378308          E22/G01             F          352,500.00         ZZ
                                         360        352,500.00          1
                                       7.250          2,404.67         75
                                       7.000          2,404.67      470,000.00
    SAN RAMON        CA   94583          5            02/13/01         00
    0412383739                           05           04/01/01          0
    0412383739                           O            03/01/31
    0


    4378317          E22/G01             F          313,000.00         ZZ
                                         360        313,000.00          1
                                       8.000          2,296.68         75
                                       7.750          2,296.68      420,000.00
    SNOHOMISH        WA   98296          5            02/15/01         00
    0412393332                           05           04/01/01          0
    0412393332                           O            03/01/31
    0
1




    4378318          E22/G01             F          399,950.00         ZZ
                                         360        399,950.00          1
                                       7.875          2,899.92         77
                                       7.625          2,899.92      525,500.00
    SAN JOSE         CA   95128          2            02/19/01         00
    0412394207                           05           04/01/01          0
    0412394207                           O            03/01/31
    0


    4378569          E82/G01             F          332,000.00         ZZ
                                         360        332,000.00          1
                                       7.875          2,407.23         78
                                       7.625          2,407.23      430,000.00
    YORBA LINDA      CA   92887          2            02/20/01         00
    0400389300                           05           04/01/01          0
    3606138                              O            03/01/31
    0


    4378570          E82/G01             F          333,800.00         ZZ
                                         360        333,800.00          1
                                       7.750          2,391.38         66
                                       7.500          2,391.38      510,000.00
    LOS ANGELES      CA   91403          2            02/20/01         00
    0400384491                           05           04/01/01          0
    0400384491                           O            03/01/31
    0


    4379810          757/G01             F          321,000.00         ZZ
                                         360        321,000.00          1
                                       7.500          2,244.48         76
                                       7.250          2,244.48      427,000.00
    CAMBRIDGE        MA   02139          2            02/15/01         00
    0432641801                           05           04/01/01          0
    1000135820                           O            03/01/31
    0


    4380028          163/163             F          316,000.00         ZZ
                                         360        315,635.07          1
                                       8.750          2,485.97         80
                                       8.500          2,485.97      395,000.00
    SEAL BEACH       CA   90740          2            12/12/00         00
    1417744964                           05           02/01/01          0
    1417744964                           O            01/01/31
    0


    4380119          992/G01             F          460,000.00         ZZ
                                         360        460,000.00          1
1


                                       7.375          3,177.11         80
                                       7.125          3,177.11      576,500.00
    ESSEX FELLS      NJ   07021          1            02/12/01         00
    0432646941                           05           04/01/01          0
    391378                               O            03/01/31
    0


    4380359          069/G01             F          590,000.00         ZZ
                                         360        590,000.00          1
                                       6.750          3,826.73         79
                                       6.500          3,826.73      750,000.00
    RIVERSIDE        CA   92506          2            02/22/01         00
    0432648210                           05           04/01/01          0
    21488110770                          O            03/01/31
    0


    4380386          163/163             F          573,000.00         ZZ
                                         360        572,661.70          1
                                       8.625          4,456.74         64
                                       8.375          4,456.74      905,000.00
    ROLLING HILLS E  CA   90274          2            01/24/01         00
    1417844905                           05           03/01/01          0
    1417844905                           O            02/01/31
    0


    4381162          163/163             F          390,000.00         ZZ
                                         360        389,738.32          1
                                       8.000          2,861.68         75
                                       7.750          2,861.68      520,000.00
    CORAL GABLES     FL   33143          1            01/16/01         00
    7717760481                           05           03/01/01          0
    7717760481                           O            02/01/31
    0


    4381323          163/163             F          538,100.00         ZZ
                                         360        537,738.94          1
                                       8.000          3,948.39         80
                                       7.750          3,948.39      675,000.00
    FULLERTON        CA   92835          2            01/18/01         00
    1417826696                           03           03/01/01          0
    1417826696                           O            02/01/31
    0


    4384218          E22/G01             F          649,950.00         ZZ
                                         360        649,950.00          1
                                       7.500          4,544.54         50
                                       7.250          4,544.54    1,320,000.00
    DIABLO           CA   94528          2            02/09/01         00
    0412348419                           05           04/01/01          0
1


    0412348419                           O            03/01/31
    0


    4384224          E22/G01             F          565,000.00         ZZ
                                         360        565,000.00          1
                                       7.625          3,999.03         32
                                       7.375          3,999.03    1,800,000.00
    ORINDA           CA   94563          2            02/15/01         00
    0412363707                           05           04/01/01          0
    0412363707                           O            03/01/31
    0


    4384227          E22/G01             F          112,500.00         ZZ
                                         360        112,500.00          1
                                       7.750            805.96         85
                                       7.500            805.96      132,500.00
    GREENFIELD       IN   46140          2            02/15/01         04
    0412368748                           05           04/01/01         12
    0412368748                           O            03/01/31
    0


    4384232          E22/G01             F          893,000.00         ZZ
                                         360        893,000.00          1
                                       7.500          6,243.99         64
                                       7.250          6,243.99    1,400,000.00
    ORINDA           CA   94563          2            02/19/01         00
    0412371262                           05           04/01/01          0
    0412371262                           O            03/01/31
    0


    4384234          E22/G01             F          335,000.00         ZZ
                                         360        335,000.00          1
                                       7.500          2,342.37         80
                                       7.250          2,342.37      422,000.00
    SACRAMENTO       CA   95831          2            02/14/01         00
    0412372740                           03           04/01/01          0
    0412372740                           O            03/01/31
    0


    4384240          E22/G01             F          500,000.00         ZZ
                                         360        500,000.00          1
                                       7.500          3,496.07         80
                                       7.250          3,496.07      625,000.00
    LOS ANGELES      CA   90049          1            02/12/01         00
    0412380446                           05           04/01/01          0
    0412380446                           O            03/01/31
    0


1


    4384244          E22/G01             F          298,000.00         ZZ
                                         360        298,000.00          1
                                       7.500          2,083.66         38
                                       7.250          2,083.66      800,000.00
    SAN JOSE         CA   95118          2            02/09/01         00
    0412382996                           05           04/01/01          0
    0412382996                           O            03/01/31
    0


    4384248          E22/G01             F           84,650.00         ZZ
                                         360         84,650.00          1
                                       8.000            621.13         61
                                       7.750            621.13      140,000.00
    TWIN LAKE        MI   49457          5            02/20/01         00
    0412388811                           05           04/01/01          0
    0412388811                           O            03/01/31
    0


    4384264          E22/G01             F          322,500.00         ZZ
                                         360        322,500.00          1
                                       7.375          2,227.43         75
                                       7.125          2,227.43      430,000.00
    GRANITE BAY      CA   95746          5            02/16/01         00
    0412400640                           05           04/01/01          0
    0412400640                           O            03/01/31
    0


    4384266          E22/G01             F          327,300.00         ZZ
                                         360        327,300.00          1
                                       7.500          2,288.53         61
                                       7.250          2,288.53      540,000.00
    PLEASANTON       CA   94588          2            02/19/01         00
    0412401481                           05           04/01/01          0
    0412401481                           O            03/01/31
    0


    4384270          E22/G01             F          121,000.00         ZZ
                                         360        121,000.00          1
                                       8.250            909.03         74
                                       8.000            909.03      165,000.00
    WEST BLOOMFIELD  MI   48323          2            02/16/01         00
    0412406118                           05           04/01/01          0
    0412406118                           O            03/01/31
    0


    4385493          163/163             F          500,000.00         ZZ
                                         360        499,655.90          1
                                       7.875          3,625.35         80
                                       7.625          3,625.35      629,900.00
1


    RALEIGH          NC   27615          1            01/31/01         00
    70052                                03           03/01/01          0
    70052                                O            02/01/31
    0


    4385624          964/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
                                       7.500          4,544.89         63
                                       7.250          4,544.89    1,040,000.00
    SAN ANSELMO      CA   94960          2            02/06/01         00
    0432629111                           05           04/01/01          0
    103125                               O            03/01/31
    0


    4385811          163/163             F          296,000.00         T
                                         360        295,791.09          1
                                       7.750          2,120.58         80
                                       7.500          2,120.58      370,000.00
    BIG SKY          MT   59716          1            01/23/01         00
    80312729                             09           03/01/01          0
    80312729                             O            02/01/31
    0


    4386079          964/G01             F          328,000.00         ZZ
                                         360        328,000.00          1
                                       7.125          2,209.80         80
                                       6.875          2,209.80      410,000.00
    MISSION VIEJO    CA   92692          1            02/13/01         00
    0432628279                           05           04/01/01          0
    101139                               O            03/01/31
    0


    4387014          225/G01             F          360,000.00         ZZ
                                         360        359,502.87          1
                                       7.875          2,610.25         80
                                       7.625          2,610.25      450,000.00
    RALEIGH          NC   27607          2            12/28/00         00
    0432624211                           05           02/01/01          0
    8785422                              O            01/01/31
    0


    4387350          893/G01             F          340,000.00         ZZ
                                         360        340,000.00          1
                                       7.500          2,377.33         80
                                       7.250          2,377.33      425,000.00
    SOQUEL           CA   95073          1            02/16/01         00
    0432632834                           05           04/01/01          0
    M10201041                            O            03/01/31
    0
1




    4387953          163/163             F          450,000.00         ZZ
                                         360        449,674.30          1
                                       7.625          3,185.08         75
                                       7.375          3,185.08      600,000.00
    FAIRFIELD        CT   06430          5            01/31/01         00
    1000261220                           05           03/01/01          0
    1000261220                           O            02/01/31
    0


    4388178          163/163             F          400,000.00         T
                                         360        400,000.00          1
                                       7.750          2,865.65         70
                                       7.500          2,865.65      579,400.00
    MICHIGAN CITY    IN   46360          2            02/02/01         00
    9680                                 05           04/01/01          0
    9680                                 O            03/01/31
    0


    4388408          163/163             F          539,000.00         ZZ
                                         360        538,619.57          1
                                       7.750          3,861.47         68
                                       7.500          3,861.47      800,000.00
    LYME             CT   06371          2            01/25/01         00
    1000242572                           05           03/01/01          0
    1000242572                           O            02/01/31
    0


    4390921          E22/G01             F           65,000.00         ZZ
                                         360         65,000.00          1
                                       7.875            471.30         54
                                       7.625            471.30      122,000.00
    SACRAMENTO       CA   95828          5            02/19/01         00
    0412373110                           05           04/01/01          0
    0412373110                           O            03/01/31
    0


    4390923          E22/G01             F          332,000.00         ZZ
                                         360        332,000.00          1
                                       7.500          2,321.39         80
                                       7.250          2,321.39      415,000.00
    PACIFICA         CA   94044          1            02/13/01         00
    0412375289                           05           04/01/01          0
    0412375289                           O            03/01/31
    0


    4390925          E22/G01             F          537,000.00         ZZ
                                         360        537,000.00          1
1


                                       7.375          3,708.93         42
                                       7.125          3,708.93    1,300,000.00
    SARATOGA         CA   95070          2            02/20/01         00
    0412376741                           05           04/01/01          0
    0412376741                           O            03/01/31
    0


    4390929          E22/G01             F          422,000.00         ZZ
                                         360        422,000.00          1
                                       7.875          3,059.79         72
                                       7.625          3,059.79      590,000.00
    WEST BLOOMFIELD  MI   48322          2            02/14/01         00
    0412380222                           05           04/01/01          0
    0412380222                           O            03/01/31
    0


    4390937          E22/G01             F          343,200.00         ZZ
                                         360        343,200.00          1
                                       7.625          2,429.15         80
                                       7.375          2,429.15      429,000.00
    CORDOVA          TN   38018          1            02/27/01         00
    0412389850                           05           04/01/01          0
    0412389850                           O            03/01/31
    0


    4390941          E22/G01             F          359,200.00         ZZ
                                         360        359,200.00          1
                                       7.750          2,573.35         80
                                       7.500          2,573.35      449,000.00
    SAN CLEMENTE     CA   92672          1            02/24/01         00
    0412391559                           03           04/01/01          0
    0412391559                           O            03/01/31
    0


    4390948          E22/G01             F          415,000.00         ZZ
                                         360        415,000.00          1
                                       7.750          2,973.11         78
                                       7.500          2,973.11      535,000.00
    LAFAYETTE        CO   80026          2            02/20/01         00
    0412395923                           03           04/01/01          0
    0412395923                           O            03/01/31
    0


    4390956          E22/G01             F          127,000.00         ZZ
                                         240        127,000.00          1
                                       7.750          1,042.60         75
                                       7.500          1,042.60      170,000.00
    BARTLET          IL   60103          2            02/22/01         00
    0412406183                           05           04/01/01          0
1


    0412406183                           O            03/01/21
    0


    4390958          E22/G01             F          262,500.00         ZZ
                                         360        262,500.00          1
                                       7.625          1,857.96         75
                                       7.375          1,857.96      350,000.00
    DALLAS           TX   75229          5            02/22/01         00
    0412407009                           05           04/01/01          0
    0412407009                           O            03/01/31
    0


    4391451          225/G01             F          312,000.00         ZZ
                                         360        311,756.61          1
                                       7.250          2,128.39         80
                                       7.000          2,128.39      390,000.00
    WIMBERLEY        TX   78876          1            01/16/01         00
    0432625036                           03           03/01/01          0
    7228710                              O            02/01/31
    0


    4391516          225/G01             F          328,000.00         T
                                         360        326,411.18          1
                                       8.625          2,551.16         80
                                       8.375          2,551.16      410,051.00
    BETHANY BEACH    DE   19930          1            06/26/00         00
    0432624591                           02           08/01/00          0
    7188920                              O            07/01/30
    0


    4391838          225/G01             F          536,250.00         T
                                         360        535,899.22          1
                                       8.125          3,981.64         75
                                       7.875          3,981.64      715,000.00
    LONGPORT         NJ   08403          2            01/12/01         00
    0432624849                           05           03/01/01          0
    6518957                              O            02/01/31
    0


    4393547          225/G01             F          307,500.00         ZZ
                                         360        307,096.34          1
                                       8.125          2,283.18         75
                                       7.875          2,283.18      410,000.00
    WESTPORT         CT   06880          5            12/18/00         00
    0432624419                           05           02/01/01          0
    6517169                              O            01/01/31
    0


1


    4396718          E22/G01             F          285,000.00         ZZ
                                         360        285,000.00          1
                                       7.375          1,968.42         95
                                       7.125          1,968.42      300,000.00
    LAWTON           OK   73501          2            02/23/01         04
    0412142143                           05           04/01/01         30
    0412142143                           O            03/01/31
    0


    4396723          E22/G01             F           47,950.00         ZZ
                                         360         47,950.00          1
                                       8.625            372.95         95
                                       8.375            372.95       50,500.00
    SUMMERVILLE      SC   29483          1            02/28/01         04
    0412310930                           05           04/01/01         30
    0412310930                           O            03/01/31
    0


    4396738          E22/G01             F          449,000.00         ZZ
                                         360        449,000.00          1
                                       7.625          3,177.99         79
                                       7.375          3,177.99      570,000.00
    MADISON          MS   39110          2            02/23/01         00
    0412357238                           05           04/01/01          0
    0412357238                           O            03/01/31
    0


    4396746          E22/G01             F          318,500.00         ZZ
                                         360        318,500.00          1
                                       7.625          2,254.32         78
                                       7.375          2,254.32      410,000.00
    WAYNE            PA   19087          1            02/28/01         00
    0412367922                           05           04/01/01          0
    0412367922                           O            03/01/31
    0


    4396762          E22/G01             F          371,400.00         ZZ
                                         360        371,400.00          1
                                       7.375          2,565.17         75
                                       7.125          2,565.17      500,000.00
    DANVILLE         CA   94526          2            02/22/01         00
    0412378838                           05           04/01/01          0
    0412378838                           O            03/01/31
    0


    4396769          E22/G01             F          430,000.00         ZZ
                                         360        430,000.00          1
                                       7.625          3,043.51         72
                                       7.375          3,043.51      600,000.00
1


    DANVILLE         CA   94506          2            02/15/01         00
    0412382251                           03           04/01/01          0
    0412382251                           O            03/01/31
    0


    4396780          E22/G01             F          232,000.00         ZZ
                                         360        232,000.00          1
                                       7.375          1,602.37         80
                                       7.125          1,602.37      290,000.00
    PARKER           CO   80134          2            02/22/01         00
    0412388654                           03           04/01/01          0
    0412388654                           O            03/01/31
    0


    4396795          E22/G01             F          649,950.00         ZZ
                                         360        649,950.00          1
                                       7.750          4,656.32         68
                                       7.500          4,656.32      960,000.00
    HIGHLAND PARK    TX   75205          5            02/23/01         00
    0412394983                           05           04/01/01          0
    0412394983                           O            03/01/31
    0


    4396811          E22/G01             F          569,000.00         ZZ
                                         360        569,000.00          1
                                       7.250          3,881.58         60
                                       7.000          3,881.58      950,000.00
    SAN DIEGO        CA   92130          2            02/20/01         00
    0412406282                           05           04/01/01          0
    0412406282                           O            03/01/31
    0


    4396817          E22/G01             F          315,000.00         ZZ
                                         360        315,000.00          1
                                       7.250          2,148.86         70
                                       7.000          2,148.86      450,000.00
    FT LAUDERDALE    FL   33308          5            02/23/01         00
    0412409930                           05           04/01/01          0
    0412409930                           O            03/01/31
    0


    4396832          E22/G01             F          480,000.00         ZZ
                                         360        480,000.00          1
                                       7.375          3,315.24         64
                                       7.125          3,315.24      750,000.00
    SAN JOSE         CA   95125          2            02/23/01         00
    0412414351                           05           04/01/01          0
    0412414351                           O            03/01/31
    0
1




    4396843          E22/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
                                       7.625          2,548.06         73
                                       7.375          2,548.06      495,000.00
    MORGAN HILL      CA   95037          5            02/22/01         00
    0412420564                           05           04/01/01          0
    0412420564                           O            03/01/31
    0


    4396864          E22/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       7.375          2,762.70         64
                                       7.125          2,762.70      630,000.00
    LOS ANGELES      CA   90067          1            02/27/01         00
    0412429763                           06           04/01/01          0
    0412429763                           O            03/01/31
    0


    4397005          E22/G01             F          640,000.00         ZZ
                                         360        640,000.00          1
                                       7.500          4,474.97         80
                                       7.250          4,474.97      800,000.00
    BURLINGAME       CA   94010          1            02/20/01         00
    0412403081                           05           04/01/01          0
    0412403081                           O            03/01/31
    0


    4397110          E82/G01             F          288,000.00         ZZ
                                         360        288,000.00          1
                                       7.375          1,989.14         70
                                       7.125          1,989.14      415,000.00
    SAUSALITO        CA   94965          5            02/22/01         00
    0400379533                           01           04/01/01          0
    0400379533                           O            03/01/31
    0


    4397201          225/G01             F          557,000.00         ZZ
                                         360        556,586.63          1
                                       7.500          3,894.62         71
                                       7.250          3,894.62      785,000.00
    KINNELON         NJ   07405          1            01/31/01         00
    0432630259                           05           03/01/01          0
    6513390                              O            02/01/31
    0


    4397260          225/G01             F          650,000.00         ZZ
                                         360        649,541.24          1
1


                                       7.750          4,656.68         74
                                       7.500          4,656.68      889,000.00
    MILLBRAE         CA   94030          1            01/26/01         00
    0432632248                           05           03/01/01          0
    6521681                              O            02/01/31
    0


    4397275          225/G01             F          279,900.00         ZZ
                                         240        279,424.80          1
                                       8.000          2,341.20         80
                                       7.750          2,341.20      350,000.00
    HENDERSONVILLE   NC   28791          1            01/17/01         00
    0432631653                           05           03/01/01          0
    8758595                              O            02/01/21
    0


    4397311          225/G01             F          403,000.00         ZZ
                                         360        402,693.34          1
                                       7.375          2,783.43         68
                                       7.125          2,783.43      600,000.00
    SAN DIEGO        CA   92130          5            01/22/01         00
    0432632255                           03           03/01/01          0
    7224895                              O            02/01/31
    0


    4397523          225/G01             F          287,000.00         ZZ
                                         360        286,826.13          1
                                       8.500          2,206.79         74
                                       8.250          2,206.79      393,000.00
    NORTHBROOK       IL   60062          2            01/19/01         00
    0432632271                           09           03/01/01          0
    7232356                              O            02/01/31
    0


    4397573          225/G01             F          360,000.00         ZZ
                                         360        359,739.44          1
                                       7.625          2,548.06         79
                                       7.375          2,548.06      460,000.00
    DENVER           CO   80218          1            01/17/01         00
    0432631646                           05           03/01/01          0
    7230531                              O            02/01/31
    0


    4398290          225/G01             F          324,800.00         ZZ
                                         360        324,552.86          1
                                       7.375          2,243.31         80
                                       7.125          2,243.31      406,000.00
    PHILADELPHIA     PA   19103          1            01/31/01         00
    0432632305                           05           03/01/01          0
1


    6518688                              O            02/01/31
    0


    4399026          225/G01             F          313,000.00         ZZ
                                         360        312,129.85          1
                                       7.875          2,269.47         80
                                       7.625          2,269.47      391,388.00
    LITHIA           FL   33547          4            10/06/00         00
    0432631372                           03           12/01/00          0
    8786805                              O            11/01/30
    0


    4400039          225/G01             F          311,500.00         ZZ
                                         360        311,285.63          1
                                       7.875          2,258.59         65
                                       7.625          2,258.59      485,000.00
    LEAWOOD          KS   66209          5            01/11/01         00
    0432631588                           03           03/01/01          0
    8458290                              O            02/01/31
    0


    4400475          225/G01             F          450,000.00         T
                                         360        450,000.00          1
                                       7.250          3,069.79         70
                                       7.000          3,069.79      650,000.00
    MANOLOKING       NJ   08738          2            02/02/01         00
    0432631240                           05           04/01/01          0
    6205146                              O            03/01/31
    0


    4402367          E22/G01             F          513,000.00         ZZ
                                         360        513,000.00          1
                                       7.750          3,675.19         70
                                       7.500          3,675.19      740,000.00
    SAN MATEO        CA   94403          2            02/22/01         00
    0412386419                           09           04/01/01          0
    0412386419                           O            03/01/31
    0


    4402372          E22/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
                                       8.250          2,253.80         80
                                       8.000          2,253.80      375,000.00
    LOS ANGELES      CA   90066          5            02/23/01         00
    0412391120                           05           04/01/01          0
    0412391120                           O            03/01/31
    0


1


    4406521          225/G01             F          286,200.00         T
                                         360        285,982.22          1
                                       7.375          1,976.72         90
                                       7.125          1,976.72      318,000.00
    DEWEY BEACH      DE   19971          1            01/20/01         10
    0432630374                           05           03/01/01         25
    7232931                              O            02/01/31
    0


    4407006          225/G01             F          399,750.00         ZZ
                                         360        399,495.09          1
                                       8.250          3,003.19         74
                                       8.000          3,003.19      543,000.00
    SAN JOSE         CA   95120          2            01/17/01         00
    0432632321                           09           03/01/01          0
    7233351                              O            02/01/31
    0


    4407109          225/G01             F          332,000.00         ZZ
                                         360        331,552.98          1
                                       8.000          2,436.10         77
                                       7.750          2,436.10      431,975.00
    CHARLESTON       SC   29412          2            12/05/00         00
    0432631539                           03           02/01/01          0
    8772505                              O            01/01/31
    0


    4407123          225/G01             F          650,000.00         ZZ
                                         360        649,541.24          1
                                       7.750          4,656.68         78
                                       7.500          4,656.68      835,000.00
    ASHTON           MD   20861          1            01/29/01         00
    0432632339                           05           03/01/01          0
    6516022                              O            02/01/31
    0


    4407224          225/G01             F          374,000.00         ZZ
                                         360        373,767.53          1
                                       8.375          2,842.68         86
                                       8.125          2,842.68      435,000.00
    SANTA ANA AREA   CA   92614          2            01/16/01         11
    0432632347                           05           03/01/01         12
    7230949                              O            02/01/31
    0


    4407263          225/G01             F          750,000.00         ZZ
                                         360        749,483.86          1
                                       7.875          5,438.02         76
                                       7.625          5,438.02      995,000.00
1


    GARRISON         NY   10524          1            01/31/01         00
    0432632354                           05           03/01/01          0
    6509141                              O            02/01/31
    0


    4407595          225/G01             F          540,000.00         ZZ
                                         360        539,618.87          1
                                       7.750          3,868.63         80
                                       7.500          3,868.63      680,000.00
    BARNESVILLE      MD   20838          2            01/26/01         00
    0432631463                           05           03/01/01          0
    6522865                              O            02/01/31
    0


    4407799          964/G01             F          336,000.00         ZZ
                                         360        336,000.00          1
                                       7.375          2,320.67         80
                                       7.125          2,320.67      420,000.00
    CONIFER          CO   80433          2            02/15/01         00
    0432639169                           05           04/01/01          0
    104645                               O            03/01/31
    0


    4409490          E22/G01             F          435,000.00         ZZ
                                         360        435,000.00          1
                                       7.250          2,967.47         63
                                       7.000          2,967.47      700,000.00
    SACRAMENTO       CA   95864          2            02/22/01         00
    0412372765                           03           04/01/01          0
    0412372765                           O            03/01/31
    0


    4409491          E22/G01             F          101,100.00         ZZ
                                         360        101,100.00          1
                                       7.875            733.05         92
                                       7.625            733.05      110,000.00
    IRVING           TX   75061          2            02/23/01         04
    0412373847                           05           04/01/01         30
    0412373847                           O            03/01/31
    0


    4409495          E22/G01             F          196,800.00         ZZ
                                         360        196,800.00          1
                                       7.500          1,376.05         80
                                       7.250          1,376.05      246,000.00
    CORONA           CA   92882          1            02/24/01         00
    0412384562                           05           04/01/01          0
    0412384562                           O            03/01/31
    0
1




    4409511          E22/G01             F          172,800.00         ZZ
                                         360        172,800.00          1
                                       7.750          1,237.96         90
                                       7.500          1,237.96      192,000.00
    MIAMI            FL   33134          1            03/02/01         10
    0412407298                           05           04/01/01         25
    0412407298                           O            03/01/31
    0


    4409894          225/G01             F          500,000.00         ZZ
                                         360        499,590.15          1
                                       7.000          3,326.52         58
                                       6.750          3,326.52      870,000.00
    SAN MATEO        CA   94403          5            12/29/00         00
    0432629657                           05           03/01/01          0
    7228763                              O            02/01/31
    0


    4410456          225/G01             F          301,000.00         ZZ
                                         360        300,652.38          1
                                       8.750          2,367.97         78
                                       8.500          2,367.97      390,000.00
    KATONAH          NY   10536          2            12/15/00         00
    0432631505                           05           02/01/01          0
    8652650                              O            01/01/31
    0


    4410966          225/G01             F          345,000.00         ZZ
                                         346        344,497.42          1
                                       8.125          2,586.38         84
                                       7.875          2,586.38      415,000.00
    ODESSA           FL   33556          4            12/21/00         14
    0432639136                           05           02/01/01         12
    7147719                              O            11/01/29
    0


    4411117          225/G01             F          356,400.00         ZZ
                                         360        355,915.21          1
                                       8.000          2,615.14         87
                                       7.750          2,615.14      410,000.00
    EDWARDS          CO   81632          1            01/04/01         11
    0432633915                           09           02/01/01         25
    7231479                              O            01/01/31
    0


    4411187          225/G01             F          600,000.00         ZZ
                                         360        598,296.90          1
1


                                       7.500          4,195.29         80
                                       7.250          4,195.29      750,000.00
    ANAHEIM          CA   92807          2            12/22/00         00
    0432631331                           05           02/01/01          0
    7227669                              O            01/01/31
    0


    4411279          225/G01             F          650,000.00         ZZ
                                         240        648,752.23          1
                                       7.000          5,039.44         75
                                       6.750          5,039.44      870,000.00
    CLIFFSIDE PARK   NJ   07010          1            01/31/01         00
    0432630333                           05           03/01/01          0
    6521429                              O            02/01/21
    0


    4411406          225/G01             F          341,200.00         ZZ
                                         360        340,940.37          1
                                       7.375          2,356.59         80
                                       7.125          2,356.59      430,000.00
    COSTA MESA       CA   92627          1            01/05/01         00
    0432631364                           05           03/01/01          0
    7225019                              O            02/01/31
    0


    4411898          225/G01             F          440,000.00         T
                                         360        439,712.18          1
                                       8.125          3,266.99         80
                                       7.875          3,266.99      550,000.00
    INDIAN ROCKS BE  FL   33785          1            01/19/01         00
    0432629582                           01           03/01/01          0
    6520498                              O            02/01/31
    0


    4412216          225/G01             F          385,000.00         ZZ
                                         360        384,728.27          1
                                       7.750          2,758.19         80
                                       7.500          2,758.19      485,000.00
    SPOKANE          WA   99223          2            01/03/01         00
    0432631638                           05           03/01/01          0
    7228996                              O            02/01/31
    0


    4413105          225/G01             F          350,000.00         ZZ
                                         360        349,759.14          1
                                       7.875          2,537.74         70
                                       7.625          2,537.74      500,000.00
    BROOKLYN         NY   11210          1            01/31/01         00
    0432631380                           05           03/01/01          0
1


    6523113                              O            02/01/31
    0


    4413199          Q51/G01             F          475,000.00         ZZ
                                         360        475,000.00          1
                                       8.125          3,526.86         49
                                       7.875          3,526.86      980,000.00
    SAN MARINO       CA   91108          2            02/16/01         00
    0432636496                           05           04/01/01          0
    W1020803                             O            03/01/31
    0


    4414400          225/G01             F          480,000.00         ZZ
                                         360        479,267.26          1
                                       7.375          3,315.25         80
                                       7.125          3,315.25      600,000.00
    TUCSON           AZ   85749          1            12/29/00         00
    0432627933                           05           02/01/01          0
    7227230                              O            01/01/31
    0


    4414819          M32/M32             F          610,000.00         ZZ
                                         360        609,558.49          1
                                       7.625          4,317.55         88
                                       7.375          4,317.55      700,000.00
    SHERMAN OAKS     CA   91423          1            01/25/01         00
    685022178                            05           03/01/01          0
    685022178                            O            02/01/31
    0


    4414823          M32/M32             F          241,400.00         ZZ
                                         360        241,206.95          1
                                       7.125          1,626.36         98
                                       6.875          1,626.36      246,420.00
    TINLEY PARK      IL   60477          1            01/26/01         00
    685007508                            05           03/01/01          0
    685007508                            O            02/01/31
    0


    4414834          225/G01             F          303,000.00         ZZ
                                         360        302,796.69          1
                                       8.000          2,223.31         62
                                       7.750          2,223.31      492,500.00
    WILLIAMSBURG     VA   23188          4            01/05/01         00
    0432627875                           03           03/01/01          0
    8788052                              O            02/01/31
    0


1


    4414893          696/G01             F          320,000.00         ZZ
                                         360        320,000.00          1
                                       7.500          2,237.49         80
                                       7.250          2,237.49      400,000.00
    FAIRFAX          VA   22030          1            02/27/01         00
    0432629061                           03           04/01/01          0
    23301049                             O            03/01/31
    0


    4416404          E22/G01             F          297,500.00         ZZ
                                         360        297,500.00          1
                                       7.375          2,054.76         70
                                       7.125          2,054.76      425,000.00
    CULVER CITY      CA   90232          2            02/22/01         00
    0412373334                           05           04/01/01          0
    0412373334                           O            03/01/31
    0


    4416409          E22/G01             F          374,000.00         ZZ
                                         360        374,000.00          1
                                       7.625          2,647.15         75
                                       7.375          2,647.15      500,000.00
    LIVERMORE        CA   94550          2            02/26/01         00
    0412380834                           05           04/01/01          0
    0412380834                           O            03/01/31
    0


    4416417          E22/G01             F          330,000.00         ZZ
                                         360        330,000.00          1
                                       7.375          2,279.23         69
                                       7.125          2,279.23      485,000.00
    SAN LEANDRO      CA   94579          2            02/22/01         00
    0412394876                           05           04/01/01          0
    0412394876                           O            03/01/31
    0


    4416418          E22/G01             F          384,000.00         ZZ
                                         360        384,000.00          1
                                       7.250          2,619.56         54
                                       7.000          2,619.56      715,000.00
    ORINDA           CA   94563          2            02/23/01         00
    0412395691                           05           04/01/01          0
    0412395691                           O            03/01/31
    0


    4416423          E22/G01             F          380,000.00         ZZ
                                         360        380,000.00          1
                                       7.000          2,528.15         38
                                       6.750          2,528.15    1,000,000.00
1


    SAN JOSE         CA   95125          5            02/21/01         00
    0412403008                           05           04/01/01          0
    0412403008                           O            03/01/31
    0


    4416432          E22/G01             F          487,200.00         ZZ
                                         360        487,200.00          1
                                       7.750          3,490.36         80
                                       7.500          3,490.36      609,000.00
    RANCHO MIRAGE    CA   92270          1            02/20/01         00
    0412410896                           03           04/01/01          0
    0412410896                           O            03/01/31
    0


    4416445          E22/G01             F          192,000.00         ZZ
                                         360        192,000.00          1
                                       8.250          1,442.43         80
                                       8.000          1,442.43      240,000.00
    GRAPEVINE        TX   76051          1            03/05/01         00
    0412425019                           03           04/01/01          0
    0412425019                           O            03/01/31
    0


    4416767          225/G01             F          318,000.00         ZZ
                                         360        317,745.71          1
                                       7.125          2,142.42         80
                                       6.875          2,142.42      397,568.00
    WINTER GARDEN    FL   34787          4            01/12/01         00
    0432631398                           03           03/01/01          0
    8787004                              O            02/01/31
    0


    4416800          253/253             F          332,900.00         ZZ
                                         360        332,900.00          1
                                       7.250          2,270.97         80
                                       7.000          2,270.97      416,146.00
    ZIONSVILLE       IN   46077          1            02/22/01         00
    957535                               03           04/01/01          0
    957535                               O            03/01/31
    0


    4417127          225/G01             F          293,800.00         ZZ
                                         360        293,800.00          1
                                       7.500          2,054.29         70
                                       7.250          2,054.29      420,000.00
    CLIFTON          VA   20124          5            02/01/01         00
    0432631349                           03           04/01/01          0
    6522853                              O            03/01/31
    0
1




    4417600          225/G01             F          600,000.00         ZZ
                                         360        599,171.45          1
                                       7.875          4,350.42         40
                                       7.625          4,350.42    1,528,000.00
    SARATOGA         CA   95070          5            12/18/00         00
    0432632503                           05           02/01/01          0
    7225077                              O            01/01/31
    0


    4417663          225/G01             F          346,500.00         ZZ
                                         360        346,021.51          1
                                       7.875          2,512.37         90
                                       7.625          2,512.37      385,000.00
    BETHEL           CT   06801          4            12/08/00         14
    0432630127                           05           02/01/01         25
    8777778                              O            01/01/31
    0


    4418100          225/G01             F          472,000.00         ZZ
                                         360        471,593.61          1
                                       6.750          3,061.39         80
                                       6.500          3,061.39      590,000.00
    BERWYN           PA   19312          1            01/17/01         00
    0432631414                           05           03/01/01          0
    7233021                              O            02/01/31
    0


    4418442          225/G01             F          316,000.00         ZZ
                                         360        315,787.97          1
                                       8.000          2,318.70         80
                                       7.750          2,318.70      395,000.00
    CHAPPAQUA        NY   10514          1            01/23/01         00
    0432631521                           01           03/01/01          0
    6517844                              O            02/01/31
    0


    4418487          225/G01             F          572,000.00         ZZ
                                         353        571,284.28          1
                                       8.625          4,467.83         80
                                       8.375          4,467.83      715,000.00
    SANTA FE         NM   87501          4            12/21/00         00
    0432639144                           05           01/01/01          0
    7187106                              O            05/01/30
    0


    4418568          225/G01             F          393,750.00         ZZ
                                         360        393,485.80          1
1


                                       8.000          2,889.20         75
                                       7.750          2,889.20      525,000.00
    COLTS NECK       NJ   07723          5            01/16/01         00
    0432631455                           05           03/01/01          0
    6521623                              O            02/01/31
    0


    4418758          225/G01             F          450,050.00         ZZ
                                         360        449,681.10          1
                                       7.000          2,994.19         80
                                       6.750          2,994.19      568,000.00
    GREENVILLE       SC   29607          1            01/31/01         00
    0432631513                           05           03/01/01          0
    6524829                              O            02/01/31
    0


    4420180          225/G01             F          539,000.00         ZZ
                                         360        538,629.06          1
                                       7.875          3,908.13         79
                                       7.625          3,908.13      689,000.00
    FREMONT          CA   94536          1            01/17/01         00
    0432632537                           05           03/01/01          0
    7232542                              O            02/01/31
    0


    4420394          225/G01             F          595,000.00         ZZ
                                         360        594,600.77          1
                                       8.000          4,365.90         70
                                       7.750          4,365.90      850,000.00
    PHOENIX          AZ   85016          5            01/17/01         00
    0432631471                           03           03/01/01          0
    7232746                              O            02/01/31
    0


    4420870          696/G01             F          384,000.00         ZZ
                                         360        384,000.00          1
                                       7.500          2,684.98         80
                                       7.250          2,684.98      480,000.00
    ARLINGTON        VA   22207          1            03/05/01         00
    0432630085                           05           04/01/01          0
    25301028                             O            03/01/31
    0


    4420871          696/G01             F          527,200.00         ZZ
                                         360        527,200.00          1
                                       7.875          3,822.57         80
                                       7.625          3,822.57      659,000.00
    VIENNA           VA   22182          1            02/28/01         00
    0432640431                           05           04/01/01          0
1


    25101001                             O            03/01/31
    0


    4420873          696/G01             F          520,450.00         ZZ
                                         360        520,450.00          1
                                       7.500          3,639.06         80
                                       7.250          3,639.06      653,210.00
    ARLINGTON        VA   22205          1            03/01/01         00
    0432640423                           05           04/01/01          0
    32601039                             O            03/01/31
    0


    4420874          696/G01             F          415,350.00         ZZ
                                         360        415,350.00          1
                                       7.375          2,868.72         80
                                       7.125          2,868.72      519,217.00
    FAIRFAX          VA   22031          1            02/28/01         00
    0432635696                           03           04/01/01          0
    21400138                             O            03/01/31
    0


    4420876          696/G01             F          433,000.00         ZZ
                                         360        433,000.00          1
                                       7.625          3,064.75         80
                                       7.375          3,064.75      545,000.00
    WASHINGTON       DC   20016          2            02/27/01         00
    0432630135                           05           04/01/01          0
    22301018                             O            03/01/31
    0


    4423483          E22/G01             F          399,999.00         ZZ
                                         360        399,999.00          1
                                       7.375          2,762.69         88
                                       7.125          2,762.69      458,000.00
    PARK CITY        UT   84098          2            02/26/01         10
    0412408825                           05           04/01/01         25
    0412408825                           O            03/01/31
    0


    4430104          E22/G01             F          131,750.00         ZZ
                                         360        131,750.00          1
                                       7.625            932.52         72
                                       7.375            932.52      185,000.00
    MISSION          TX   78572          2            03/01/01         00
    0412402513                           03           04/01/01          0
    0412402513                           O            03/01/31
    0


1


    4434053          696/G01             F          318,400.00         ZZ
                                         360        318,400.00          1
                                       7.500          2,226.30         80
                                       7.250          2,226.30      398,000.00
    OAKTON           VA   22124          2            02/27/01         00
    0432636447                           03           04/01/01          0
    32601042                             O            03/01/31
    0


    4441925          286/286             F          472,000.00         ZZ
                                         360        472,000.00          1
                                       7.625          3,340.79         80
                                       7.375          3,340.79      590,000.00
    CHEVY CHASE      MD   20815          1            02/09/01         00
    253164                               05           04/01/01          0
    253164                               O            03/01/31
    0


    4441927          286/286             F          496,850.00         ZZ
                                         360        496,850.00          1
                                       7.250          3,389.39         75
                                       7.000          3,389.39      662,500.00
    ATLANTA          GA   30309          1            02/09/01         00
    229046                               05           04/01/01          0
    229046                               O            03/01/31
    0


    4441928          286/286             F          226,000.00         ZZ
                                         360        225,710.77          1
                                       8.250          1,697.87         76
                                       8.000          1,697.87      300,000.00
    CANTON           MA   02021          2            12/11/00         00
    209339                               05           02/01/01          0
    209339                               O            01/01/31
    0


    4441929          286/286             F          368,000.00         ZZ
                                         360        368,000.00          1
                                       7.500          2,573.11         80
                                       7.250          2,573.11      460,000.00
    ARVADA           CO   80005          1            02/13/01         00
    228749                               03           04/01/01          0
    228749                               O            03/01/31
    0


    4443382          E22/G01             F          444,000.00         ZZ
                                         360        444,000.00          1
                                       7.375          3,066.60         80
                                       7.125          3,066.60      555,000.00
1


    IRVINE           CA   92612          2            02/20/01         00
    0412351850                           09           04/01/01          0
    0412351850                           O            03/01/31
    0


    4444353          588/G01             F          410,000.00         ZZ
                                         360        410,000.00          1
                                       7.625          2,901.95         80
                                       7.375          2,901.95      512,500.00
    GLEN RIDGE       NJ   07028          1            02/26/01         00
    0432641041                           05           04/01/01          0
    ROGERS                               O            03/01/31
    0


    4450742          696/G01             F          396,000.00         ZZ
                                         360        396,000.00          1
                                       7.500          2,768.89         80
                                       7.250          2,768.89      495,000.00
    FAIRFAX STATION  VA   22039          1            02/28/01         00
    0432641595                           03           04/01/01          0
    21701026                             O            03/01/31
    0


    4450745          696/G01             F          340,600.00         ZZ
                                         360        340,600.00          1
                                       7.750          2,440.10         80
                                       7.500          2,440.10      425,810.00
    HERNDON          VA   20170          1            02/28/01         00
    0432642064                           03           04/01/01          0
    21400145                             O            03/01/31
    0


    4450746          696/G01             F          577,450.00         ZZ
                                         360        577,450.00          1
                                       7.625          4,087.15         80
                                       7.375          4,087.15      721,868.00
    LEESBURG         VA   20175          1            02/28/01         00
    0432641678                           05           04/01/01          0
    21400026                             O            03/01/31
    0


    4450747          696/G01             F          714,000.00         ZZ
                                         360        714,000.00          1
                                       7.625          5,053.65         57
                                       7.375          5,053.65    1,265,000.00
    WASHINGTON       DC   20016          5            03/01/01         00
    0432641744                           05           04/01/01          0
    32601046                             O            03/01/31
    0
1



   TOTAL NUMBER OF LOANS   :        830

   TOTAL ORIGINAL BALANCE  :   312,855,113.53

   TOTAL PRINCIPAL BALANCE :   312,331,866.43

   TOTAL ORIGINAL P+I      :     2,242,377.39

   TOTAL CURRENT P+I       :     2,242,377.38


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                   EXHIBIT TWO
                         SCHEDULE OF DISCOUNT FRACTIONS

Loan Number     Current Balance Net Mortgage Rate  Discount Fraction  PO Balance
4041587 "$395,324.54 "  0.06345 0.093571429     "$36,991.08 "
4031696 "$348,224.55 "  0.06345 0.093571429     "$32,583.87 "
4380359 "$590,000.00 "  0.0647  0.075714286     "$44,671.43 "
4418100 "$471,593.61 "  0.0647  0.075714286     "$35,706.37 "
4365617 "$381,650.00 "  0.06595 0.057857143     "$22,081.18 "
4337774 "$386,450.00 "  0.06595 0.057857143     "$22,358.89 "
4301775 "$450,000.00 "  0.06595 0.057857143     "$26,035.71 "
4222690 "$699,411.91 "  0.06595 0.057857143     "$40,465.97 "
4418758 "$449,681.10 "  0.0672  0.04    "$17,987.24 "
4411279 "$648,752.23 "  0.0672  0.04    "$25,950.09 "
3828544 "$137,629.89 "  0.0672  0.04    "$5,505.20 "
4251189 "$338,000.00 "  0.0672  0.04    "$13,520.00 "
4409894 "$499,590.15 "  0.0672  0.04    "$19,983.61 "
4416423 "$380,000.00 "  0.0672  0.04    "$15,200.00 "
4366013 "$572,900.00 "  0.0672  0.04    "$22,916.00 "
4190052 "$335,731.31 "  0.06845 0.022142857     "$7,434.05 "
4355287 "$370,400.00 "  0.06845 0.022142857     "$8,201.71 "
4337775 "$439,500.00 "  0.06845 0.022142857     "$9,731.79 "
4386079 "$328,000.00 "  0.06845 0.022142857     "$7,262.86 "
4243020 "$330,000.00 "  0.06845 0.022142857     "$7,307.14 "
4224870 "$598,552.01 "  0.06845 0.022142857     "$13,253.65 "
4266902 "$308,000.00 "  0.06845 0.022142857     "$6,820.00 "
4236807 "$352,607.79 "  0.06845 0.022142857     "$7,807.74 "
4229276 "$315,247.70 "  0.06845 0.022142857     "$6,980.48 "
4331477 "$735,000.00 "  0.06845 0.022142857     "$16,275.00 "
4316686 "$379,082.91 "  0.06845 0.022142857     "$8,393.98 "
4310370 "$351,000.00 "  0.06845 0.022142857     "$7,772.14 "
4322264 "$319,744.10 "  0.06845 0.022142857     "$7,080.05 "
4325425 "$649,999.00 "  0.06845 0.022142857     "$14,392.84 "
4414823 "$241,206.95 "  0.06845 0.022142857     "$5,341.01 "
4272017 "$497,351.95 "  0.06845 0.022142857     "$11,012.79 "
4268546 "$310,000.00 "  0.06845 0.022142857     "$6,864.29 "
4145865 "$484,800.00 "  0.06845 0.022142857     "$10,734.86 "
4416767 "$317,745.71 "  0.06845 0.022142857     "$7,035.80 "
4323233 "$353,550.44 "  0.0697  0.004285714     "$1,515.22 "
4089649 "$299,293.66 "  0.0697  0.004285714     "$1,282.69 "
4090825 "$594,596.71 "  0.0697  0.004285714     "$2,548.27 "
4217808 "$368,000.00 "  0.0697  0.004285714     "$1,577.14 "
4337752 "$630,000.00 "  0.0697  0.004285714     "$2,700.00 "
4346455 "$649,000.00 "  0.0697  0.004285714     "$2,781.43 "
4353306 "$360,000.00 "  0.0697  0.004285714     "$1,542.86 "
4340906 "$330,000.00 "  0.0697  0.004285714     "$1,414.29 "
4348232 "$319,250.76 "  0.0697  0.004285714     "$1,368.22 "
4190051 "$404,684.07 "  0.0697  0.004285714     "$1,734.36 "
4338666 "$294,000.00 "  0.0697  0.004285714     "$1,260.00 "
4337736 "$610,000.00 "  0.0697  0.004285714     "$2,614.29 "
4340908 "$533,600.00 "  0.0697  0.004285714     "$2,286.86 "
4332453 "$322,000.00 "  0.0697  0.004285714     "$1,380.00 "
4340900 "$238,400.00 "  0.0697  0.004285714     "$1,021.71 "
4202674 "$327,993.94 "  0.0697  0.004285714     "$1,405.69 "
4396817 "$315,000.00 "  0.0697  0.004285714     "$1,350.00 "
4318681 "$572,000.00 "  0.0697  0.004285714     "$2,451.43 "
4316101 "$311,265.38 "  0.0697  0.004285714     "$1,333.99 "
4310951 "$210,135.94 "  0.0697  0.004285714     $900.58
4304254 "$649,950.00 "  0.0697  0.004285714     "$2,785.50 "
4289111 "$251,250.00 "  0.0697  0.004285714     "$1,076.79 "
4275733 "$468,734.06 "  0.0697  0.004285714     "$2,008.86 "
4275500 "$311,000.00 "  0.0697  0.004285714     "$1,332.86 "
4267641 "$479,625.55 "  0.0697  0.004285714     "$2,055.54 "
4441927 "$496,850.00 "  0.0697  0.004285714     "$2,129.36 "
4416800 "$332,900.00 "  0.0697  0.004285714     "$1,426.71 "
4416418 "$384,000.00 "  0.0697  0.004285714     "$1,645.71 "
4259677 "$410,000.00 "  0.0697  0.004285714     "$1,757.14 "
4400475 "$450,000.00 "  0.0697  0.004285714     "$1,928.57 "
4358279 "$568,400.00 "  0.0697  0.004285714     "$2,436.00 "
4396811 "$569,000.00 "  0.0697  0.004285714     "$2,438.57 "
4391451 "$311,756.61 "  0.0697  0.004285714     "$1,336.10 "
4378308 "$352,500.00 "  0.0697  0.004285714     "$1,510.71 "
4371659 "$316,000.00 "  0.0697  0.004285714     "$1,354.29 "
4365592 "$595,000.00 "  0.0697  0.004285714     "$2,550.00 "
4361870 "$500,000.00 "  0.0697  0.004285714     "$2,142.86 "
4264206 "$534,782.49 "  0.0697  0.004285714     "$2,291.93 "
4246759 "$341,600.00 "  0.0697  0.004285714     "$1,464.00 "
4245710 "$359,719.17 "  0.0697  0.004285714     "$1,541.65 "
4242089 "$148,300.00 "  0.0697  0.004285714     $635.57
4358333 "$115,000.00 "  0.0697  0.004285714     $492.86
4358328 "$300,000.00 "  0.0697  0.004285714     "$1,285.71 "
4409490 "$435,000.00 "  0.0697  0.004285714     "$1,864.29 "

                                  EXHIBIT THREE

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

               (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

               (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

               (iv) the amount of any Advance by the Master Servicer pursuant to
          Section 4.04;

               (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

               (vi) the aggregate Certificate Principal Balance of each Class of Certificates and the Senior Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

               (viii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

               (ix) the number, aggregate principal balance and book value of any REO Properties;

               (x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

               (xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

               (xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass- Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

               (xiii) [RESERVED];

               (xiv) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

               (xv)   the occurrence of the Credit Support Depletion Date;

               (xvi) the related Senior Accelerated Distribution Percentage applicable to such distribution;

               (xvii) the related Senior Percentage for such Distribution Date;

               (xviii)the   aggregate   amount  of  Realized   Losses  for  such
          Distribution Date;

               (xix) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty assigned to the Trustee pursuant to Section 2.04;

               (xx) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

               (xxi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

               (xxii) the Class A-6 Accrual Distribution Amount, the Class A-7 Accrual Distribution Amount and the Class A-8 Accrual Distribution Amount for such Distribution Date.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

The    Trustee's    internet    website    will    initially   be   located   at
http://www.abs.bankone.com. To receive this statement via first class mail, telephone the Trustee at (800) 524-9472.

                                  EXHIBIT FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                     AGREEMENT DATED AS OF FEBRUARY 1, 2001



                                 EXECUTION COPY

--------------------------------------------------------------------------------




                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT




                          Dated as of February 1, 2001




                 Residential Funding Mortgage Securities I, Inc.




                       Mortgage Pass-Through Certificates






--------------------------------------------------------------------------------



                                TABLE OF CONTENTS

                                                                                          Page


                                          ARTICLE I

                                         DEFINITIONS
        Section 1.01  Definitions............................................................1
        Section 1.02  Use of Words and Phrases..............................................29

                                          ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

        Section 2.01  Conveyance of Mortgage Loans..........................................30
        Section 2.02  Acceptance by Trustee.................................................36
        Section 2.03  Representations, Warranties and Covenants of the Master Servicer and the
                      Company...............................................................37
        Section 2.04  Representations and Warranties of Sellers.............................39
        Section 2.05  Execution and Authentication of Certificates/Issuance of Certificates
                      Evidencing Interests in REMIC I.......................................40
        Section 2.06  Conveyance of Uncertificated REMIC I and REMIC II Regular Interests;
                      Acceptance by the Trustee.............................................41
        Section 2.07  Issuance of Certificates Evidencing Interests in REMIC II.............41

                                         ARTICLE III

                                 ADMINISTRATION AND SERVICING
                                      OF MORTGAGE LOANS
        Section 3.01  Master Servicer to Act as Servicer....................................41
        Section 3.02  Subservicing Agreements Between Master Servicer and Subservicers;
                      Enforcement of Subservicers' and Sellers' Obligations.................42
        Section 3.03  Successor Subservicers................................................43
        Section 3.04  Liability of the Master Servicer......................................44
        Section 3.05  No Contractual Relationship Between Subservicer and Trustee or
                      Certificateholders....................................................44
        Section 3.06  Assumption or Termination of Subservicing Agreements by Trustee.......44
        Section 3.07  Collection of Certain Mortgage Loan Payments;  Deposits to Custodial
                      Account...............................................................45
        Section 3.08  Subservicing Accounts; Servicing Accounts.............................47
        Section 3.09  Access to Certain Documentation and Information Regarding the Mortgage
                      Loans.................................................................49
        Section 3.10  Permitted Withdrawals from the Custodial Account......................49
        Section 3.11  Maintenance of the Primary Insurance Policies; Collections Thereunder
                       .....................................................................51
        Section 3.12  Maintenance of Fire Insurance and Omissions and Fidelity Coverage.....52


                                              i




        Section 3.13  Enforcement of Due-on-Sale Clauses; Assumption and Modification
                      Agreements; Certain Assignments.......................................53
        Section 3.14  Realization Upon Defaulted Mortgage Loans.............................55
        Section 3.15  Trustee to Cooperate; Release of Mortgage Files.......................58
        Section 3.16  Servicing and Other Compensation; Compensating Interest...............60
        Section 3.17  Reports to the Trustee and the Company................................61
        Section 3.18  Annual Statement as to Compliance.....................................61
        Section 3.19  Annual Independent Public Accountants' Servicing Report...............61
        Section 3.20  Rights of the Company in Respect of the Master Servicer...............62
        Section 3.21  Administration of Buydown Funds.......................................62

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

        Section 4.01  Certificate Account...................................................63
        Section 4.02  Distributions.........................................................63
        Section 4.03  Statements to Certificateholders......................................63
        Section 4.04  Distribution of Reports to the Trustee and the Company; Advances by the
                      Master Servicer.......................................................64
        Section 4.05  Allocation of Realized Losses.........................................66
        Section 4.06  Reports of Foreclosures and Abandonment of Mortgaged Property.........66
        Section 4.07  Optional Purchase of Defaulted Mortgage Loans.........................66
        Section 4.08  Surety Bond...........................................................66

                                          ARTICLE V

                                       THE CERTIFICATES
        Section 5.01  The Certificates......................................................67
        Section 5.02  Registration of Transfer and Exchange of Certificates.................69
        Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates.....................75
        Section 5.04  Persons Deemed Owners.................................................75
        Section 5.05  Appointment of Paying Agent...........................................75
        Section 5.06  Optional Purchase of Certificates.....................................76

                                          ARTICLE VI

                             THE COMPANY AND THE MASTER SERVICER
        Section 6.01  Respective Liabilities of the Company and the Master Servicer.........77
        Section 6.02  Merger or Consolidation of the Company or the Master Servicer; Assignment
                      of Rights and Delegation of Duties by Master Servicer.................77
        Section 6.03  Limitation on Liability of the Company, the Master Servicer and Others
                       .....................................................................78
        Section 6.04  Company and Master Servicer Not to Resign.............................79

                                         ARTICLE VII



                                              ii




                                           DEFAULT
        Section 7.01  Events of Default.....................................................79
        Section 7.02  Trustee or Company to Act; Appointment of Successor...................81
        Section 7.03  Notification to Certificateholders....................................82
        Section 7.04  Waiver of Events of Default...........................................83

                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE

        Section 8.01  Duties of Trustee.....................................................83
        Section 8.02  Certain Matters Affecting the Trustee.................................85
        Section 8.03  Trustee Not Liable for Certificates or Mortgage Loans.................87
        Section 8.04  Trustee May Own Certificates..........................................87
        Section 8.05  Master Servicer to Pay Trustee's Fees and Expenses; Indemnification...87
        Section 8.06  Eligibility Requirements for Trustee..................................88
        Section 8.07  Resignation and Removal of the Trustee................................88
        Section 8.08  Successor Trustee.....................................................89
        Section 8.09  Merger or Consolidation of Trustee....................................90
        Section 8.10  Appointment of Co-Trustee or Separate Trustee.........................90
        Section 8.11  Appointment of Custodians.............................................91
        Section 8.12  Appointment of Office or Agency.......................................91

                                          ARTICLE IX

                                         TERMINATION
        Section 9.01  Termination Upon Purchase by the Master Servicer or the Company or
                      Liquidation of All Mortgage Loans.....................................92
        Section 9.02  Additional Termination Requirements...................................94
        Section 9.03  Termination of Multiple REMICs........................................95

                                          ARTICLE X

                                       REMIC PROVISIONS

        Section 10.01 REMIC Administration..................................................95
        Section 10.02 Master Servicer, REMIC Administrator and Trustee Indemnification......98
        Section 10.03 Designation of REMIC(s)...............................................99

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS
        Section 11.01 Amendment.............................................................99
        Section 11.02 Recordation of Agreement; Counterparts...............................102
        Section 11.03 Limitation on Rights of Certificateholders...........................102
        Section 11.04 Governing Law........................................................103
        Section 11.05 Notices..............................................................103
        Section 11.06 Required Notices to Rating Agency and Subservicer....................103


                                             iii




        Section 11.07 Severability of Provisions...........................................104
        Section 11.08 Supplemental Provisions for Resecuritization.........................104
        Section 11.09 Allocation of Voting Rights..........................................105


EXHIBITS

Exhibit A:     Form of Class A Certificate
Exhibit B:     Form of Class M Certificate
Exhibit C:     Form of Class B Certificate
Exhibit D:     Form of Class R Certificate
Exhibit E:     Form of Seller/Servicer Contract
Exhibit F:     Forms of Request for Release
Exhibit G-1:   Form of Transfer Affidavit and Agreement
Exhibit G-2:   Form of Transferor Certificate
Exhibit H:     Form of Investor Representation Letter
Exhibit I:     Form of Transferor Representation Letter
Exhibit J:     Form of Rule 144A Investment Representation Letter
Exhibit K:     Text of Amendment to Pooling and Servicing Agreement Pursuant to Section
               11.01(e) for a Limited Guaranty
Exhibit L:     Form of Limited Guaranty
Exhibit M:     Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:     Request for Exchange Form



        This is the Standard Terms of Pooling and Servicing Agreement, dated as of February 1, 2001 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
        Section 1.01  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

        (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess Special Hazard

               Losses,   Excess  Fraud  Losses,  Excess  Bankruptcy  Losses  and
               Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

        (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

     Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

     Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and
(ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full received during the related Prepayment Period and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such

Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

          (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

        (ii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

        (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

     Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

        Class A-P Principal Distribution Amount:  As defined in Section 4.02.

     Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986.

     Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive   Certificate:   Any   Certificate   other  than  a   Book-Entry
Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date:  As defined in the Series Supplement.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E). With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of
Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

        (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

        (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

        (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

               1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

               2.     by military, naval or air forces; or

               3. by an agent of any such government, power, authority or forces;

     (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

        (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch, Inc. or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

     Initial Subordinate Class Percentage: As defined in the Series Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

     Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

     Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02(a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

     Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO

Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

     Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

               (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

               (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

               (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

               (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

     Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

     Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

        Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

     (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security nterest in favor of the originator in the related Cooperative Stock.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

        (i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

        (ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

        (iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

        (iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

          (v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i)    that  any   scheduled   reduction   to  the  Senior   Accelerated
               Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50%
        or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

               (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

          (ii) that for any Distribution Date on which the Senior Percentage is greater than the Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage:  As defined in the Series Supplement.

        Senior  Support   Certificate:   A  Senior   Certificate  that  provides
additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

     Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with
Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

     Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

          (i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

        (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

        (iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

        (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01, and

        (v)    all proceeds of clauses (i) through (iv) above.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) or any political subdivision thereof, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in
Article XI of the Series Supplement.

        Section 1.02  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," 'hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

        Section 2.01  Conveyance of Mortgage Loans.

        (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any.

        (b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

                      (i) The original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                      (ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

                      (iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

                      (iv) The original  recorded  assignment or  assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

                      (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

               and (II) with respect to each Cooperative Loan so assigned:

                      (i) The original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                      (ii)  A  counterpart  of the  Cooperative  Lease  and  the
               Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

                      (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

                    (iv) The original  recognition  agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

                      (v)    The Security Agreement;

                      (vi) Copies of the original UCC-1 financing statement, and any  continuation  statements,  filed by the  originator  of such
               Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                      (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                      (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

                      (ix)  The  original  of  each   modification,   assumption
               agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

                      (x) An  executed  UCC-1  financing  statement  showing the
               Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed

               UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

        (c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii),
(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        (d) Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

        (e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

        (f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section
2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, if the Mortgage Loans and any Uncertificated REMIC Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and any Uncertificated REMIC Regular Interests, then it is intended that (a) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction;

(b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, goods, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-305 and 9-115 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or
(4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

        (g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC,
(2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

        (h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) all security interests in and lien of the Company as owner of such Mortgage Loan in the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that is credited to the Custodial Account, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

        Section 2.02  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(I)(i) and Section 2.01(b)(II)(i), (iii), (v), (vi) and (viii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial
Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related

Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

          Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Company.

        (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

                      (i) The Master  Servicer is a corporation  duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                      (ii) The execution  and delivery of this  Agreement by the
               Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                      (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                      (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                      (v) No litigation is pending or, to the best of the Master
               Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                      (vi) The  Master  Servicer  will  comply  in all  material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                      (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

                      (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

                      (ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

               It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

        (b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

        Section 2.04  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

        Section 2.05 Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in REMIC I.

               As provided in Section 2.05 of the Series Supplement.

        Section 2.06 Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

        Section 2.07 Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

        Section 3.01  Master Servicer to Act as Servicer.

        (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re- recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to
Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

        (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

        (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

        Section 3.02 Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

        (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any

Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

        (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to such obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in
Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

        Section 3.03  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

        Section 3.04  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          Section 3.05 No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

          Section 3.06 Assumption or Termination of Subservicing Agreements by Trustee.

        (a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing

Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

        (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

          Section 3.07 Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

        (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary
Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate;

provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

        (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                      (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                      (ii) All  payments on account of interest at the  Adjusted
               Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                    (iii) Insurance  Proceeds and  Liquidation  Proceeds (net of
               any related expenses of the Subservicer);

                      (iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

                    (v) Any amounts required to be deposited pursuant to Section
               3.07(c) or 3.21;

                    (vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

                    (vii) Any amounts  realized by the  Subservicer and received by the Master  Servicer in respect of any Additional  Collateral;
               and

                    (viii) Any amounts received by the Master Servicer in respect of Pledged Assets.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

        (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

        Section 3.08  Subservicing Accounts; Servicing Accounts.

        (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the

Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related
Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

        (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

        (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

        (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

          Section 3.09 Access to Certain Documentation and Information Regarding the Mortgage Loans.

        If   compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

        Section 3.10  Permitted Withdrawals from the Custodial Account.

        (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

                    (i) to make  deposits  into the  Certificate  Account in the amounts and in the manner provided for in Section 4.01;

                      (ii) to reimburse  itself or the related  Subservicer  for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or
               otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and
               (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

                      (iii) to pay to itself or the related  Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a
               Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                      (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

                      (v) to pay to itself as additional servicing  compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

                      (vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

                      (vii) to reimburse  itself or the related  Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

                      (viii) to  reimburse  itself or the Company  for  expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

                      (ix) to reimburse itself for Servicing  Advances  expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

                      (x) to  withdraw  any amount  deposited  in the  Custodial
               Account that was not required to be deposited therein pursuant to
               Section 3.07.

        (b) Since,  in  connection  with  withdrawals  pursuant to clauses (ii),
(iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

        (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

          Section  3.11   Maintenance   of  the  Primary   Insurance   Policies;
               Collections Thereunder.

        (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

        (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

          Section 3.12 Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

        (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

        (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

          Section 3.13 Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

        (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

                      (i) the  Master  Servicer  shall  not be  deemed  to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

                      (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

        (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

        Section 3.14  Realization Upon Defaulted Mortgage Loans.

        (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

        In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

        For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

        Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections
2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation

Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

        (b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

        (c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

        (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that, if such recovery is of an amount previously allocated to one or more Classes of Certificates as a Realized Loss, such recovery shall be allocated among such Classes in the same proportions as the allocation of such Realized Losses and, if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

        (e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

        Section 3.15  Trustee to Cooperate; Release of Mortgage Files.

        (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

        (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

        (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any

Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

        Section 3.16  Servicing and Other Compensation; Compensating Interest.

        (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

        (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

        (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

        (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

        (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii) and second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii) and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

        Section 3.17 Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

        Section 3.18  Annual Statement as to Compliance.

        The Master Servicer will deliver to the Company, the Trustee and any Certificate Insurer on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

        Section 3.19  Annual Independent Public Accountants' Servicing Report.

        On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

        Section 3.20 Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

        Section 3.21  Administration of Buydown Funds.

        (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly
Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

        (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

        Section 4.01  Certificate Account.

        (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

        (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that
(i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

        Section 4.02  Distributions.

        As provided in Section 4.02 of the Series Supplement.

        Section 4.03  Statements to Certificateholders.

        (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number. The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

        (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

        (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

        (d)  Upon the  written  request  of any  Certificateholder,  the  Master
Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

        Section 4.04 Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

        (a) Prior to the close of business on the Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

        (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01,

(a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

        Section 4.05  Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

          Section 4.06 Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

        Section 4.07  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

        Section 4.08  Surety Bond.

        (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

        (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

        (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

                                    ARTICLE V

                                THE CERTIFICATES

        Section 5.01  The Certificates.

        (a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        (b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        (c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial

Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

        Section 5.02  Registration of Transfer and Exchange of Certificates.

        (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

        (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

        (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

        (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or
(ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

        (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fourteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the

Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

                      (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as
               amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), and PTE 2000-58, 65 Fed. Reg. 67765 (November 13, 2000) (the "RFC
               Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

                      (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                             (B) Any purported Certificate Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

        (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each

Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                             (A) Each Person  holding or acquiring any Ownership
                      Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                             (B) In connection with any proposed Transfer of any
                      Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,
                      (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and
                      (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                             (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                             (D) Each Person  holding or acquiring any Ownership
                      Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

                             (E) Each Person  holding or  acquiring an Ownership
                      Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a

                      Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

                      (ii) The Trustee will register the Transfer of any Class R
               Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

                      (iii) (A) If any Disqualified  Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations
               Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                             (B) If any  purported  Transferee  shall  become  a
                      Holder  of a  Class  R  Certificate  in  violation  of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause
                      (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                      (iv) The Master Servicer, on behalf of the Trustee,  shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

                      (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                             (A) written notification from each Rating Agency to
                      the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                             (B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

        (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

        Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

        Section 5.04  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

        Section 5.05  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

        Section 5.06  Optional Purchase of Certificates.

        (a) On any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

        (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

                      (i) the  Distribution  Date  upon  which  purchase  of the
               Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

                      (ii)   the purchase price therefor, if known, and

                      (iii) that the Record Date  otherwise  applicable  to such
               Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

        (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest with respect thereto.

        (d) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this
Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

          Section 6.01 Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

        Section 6.02 Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

        (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

        (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

        (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

          Section 6.03 Limitation on Liability of the Company, the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

        Section 6.04  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                   ARTICLE VII

                                     DEFAULT

        Section 7.01  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                      (i) the Master  Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master

               Servicer,   the  Company  and  the  Trustee  by  the  Holders  of
               Certificates  of  such  Class  evidencing   Percentage  Interests
               aggregating not less than 25%; or

                      (ii) the Master  Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

                      (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                      (iv) the Master  Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

                      (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                      (vi) the Master Servicer shall notify the Trustee pursuant
               to  Section   4.04(b)  that  it  is  unable  to  deposit  in  the
               Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this

Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

        Section 7.02  Trustee or Company to Act; Appointment of Successor.

        (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

        Section 7.03  Notification to Certificateholders.

        (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

        Section 7.04  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE

        Section 8.01  Duties of Trustee.

        (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

        (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                      (i) Prior to the  occurrence  of an Event of Default,  and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                      (ii) The  Trustee  shall not be  personally  liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                      (iii) The  Trustee  shall not be  personally  liable  with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                      (iv) The Trustee  shall not be charged  with  knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

                      (v) Except to the extent  provided  in  Section  7.02,  no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

        Section 8.02  Certain Matters Affecting the Trustee.

        (a)    Except as otherwise provided in Section 8.01:

                      (i) The Trustee may rely and shall be  protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                      (ii) The Trustee may consult  with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                      (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                      (iv) The Trustee  shall not be  personally  liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                      (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                      (vi) The  Trustee  may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                      (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R
               Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

        (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

        Section 8.03  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

        Section 8.04  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

          Section 8.05 Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

        (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

        (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

                      (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                      (ii) while maintaining  control over its own defense,  the
               Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                      (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

        No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

        Section 8.06  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

        Section 8.07 Resignation and Removal of the Trustee.

        (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed
(i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

        (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

        (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

        Section 8.08  Successor Trustee.

        (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

        (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

        Section 8.09  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

        Section 8.10 Appointment of Co-Trustee or Separate Trustee.

        (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

        (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        Section 8.11  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

        Section 8.12  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

                                   TERMINATION

        Section 9.01 Termination Upon Purchase by the Master Servicer or the Company or Liquidation of All Mortgage Loans.

        (a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                      (i) the later of the final  payment  or other  liquidation
               (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                      (ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC.

        The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

        (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                      (i) the  anticipated  Final  Distribution  Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

                      (ii)   the amount of any such final payment, if known, and

                      (iii) that the Record Date  otherwise  applicable  to such
               Distribution Date is not applicable, and in the case of the Senior Certificates and Class M Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

        (c) In the case of the Senior, Class M or Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate
Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

        (d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

        Section 9.02  Additional Termination Requirements.

        (a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                      (i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

                      (ii) The Master  Servicer  shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                      (iii) If the Master  Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

        (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

        Section 9.03 Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

                                    ARTICLE X

                                REMIC PROVISIONS

        Section 10.01 REMIC Administration.

        (a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

        (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

        (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

        (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

        (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

        (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

        (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

        (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

        (j)  Neither  the Master  Servicer  nor the  Trustee  shall  (subject to
Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by any Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

        (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

        (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

          Section  10.02  Master  Servicer,   REMIC  Administrator  and  Trustee
               Indemnification.

        (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

        (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

        (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.


        Section 10.03 Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.


                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

        Section 11.01 Amendment.

        (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

                      (i)    to cure any ambiguity,

                      (ii) to correct or  supplement  any  provisions  herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                      (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and
               (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                      (iv) to change the timing  and/or  nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that
               (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and
               (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

                      (v) to  modify,  eliminate  or add  to the  provisions  of
               Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

                      (vi) to make any other  provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, or

                    (vii) to amend any  provision  herein or therein that is not material to any of the Certificateholders.

        (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

                      (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

                      (ii) reduce the aforesaid  percentage of  Certificates  of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

        (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

        (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit K, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

        Section 11.02 Recordation of Agreement; Counterparts.

        (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

        Section 11.03 Limitation on Rights of Certificateholders.

        (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

        (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

        Section 11.04 Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        Section 11.05 Notices.

        As provided in Section 11.05 of the Series Supplement.

        Section 11.06 Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

        (a)    a material change or amendment to this Agreement,

        (b)    the occurrence of an Event of Default,

     (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

        (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

     (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

     (f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

     (g) a change in the location of the Custodial Account or the Certificate Account,

        (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

        (i)    the occurrence of the Final Distribution Date, and

        (j)    the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

        Section 11.07 Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

        Section 11.08 Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

        Section 11.09 Allocation of Voting Rights.

               As provided in Section 11.09 of the Series Supplement.

                                    EXHIBIT A

             FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE
                          AND [INTEREST ONLY/CLASS A-V] CERTIFICATE


        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

Certificate No._________           [______%][Adjustable][Variable] Pass-Through
Class [A- ___] Senior              Rate [based on a Notional Amount]
Date of Pooling and Servicing      [Percentage Interest: _____________%]
Agreement and Cut-off Date:        Aggregate Initial [Certificate Principal
________________                   Balance] [[Interest Only/Class A-V] Notional
First Distribution Date:           Amount] [Subclass Notional Amount] of the
________________                   Class [A- __________] Certificates:
Master Servicer:                   [Initial] [Certificate Principal
Residential Funding                Balance] [Interest Only/Class A-V] [Subclass]
Corporation                        Notional Amount] of this Certificate:
Assumed Final                      $________________________]
Distribution Date:                 CUSIP _______-
________________
                              MORTGAGE PASS-THROUGH CERTIFICATE
                                       SERIES ________

               evidencing a percentage interest in the distributions allocable to the Class [A- ] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A- Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Series Supplement, dated as specified above, to the Standard

Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement" or the "Agreement") among the Company, the Master Servicer and _______________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-Certificates on such Distribution Date. [The [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V] Certificates.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               [As described above, no transfer of this Class A-__ Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ________________                           [Trustee],
                                                          as Trustee

                                                   By: _________________________
                                                          Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class [A- ] Certificates referred to in the within-mentioned Agreement.

                                              [Trustee],
                                                     as Certificate Registrar

                                              By: _________________________
                                                     Authorized Signatory

                                          ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass- Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:                                   Signature by or on behalf of assignor

                                               Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________ for the account of _________________
account    number    _____________,    or,    if    mailed    by    check,    to
_________________________.

     Applicable statements should be mailed to ____________________________.

     This information is provided by _______________, the assignee named above, or_______________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29, 1994), AS AMENDED BY PTE 97-34, 62 FED. REG. 39021 (JULY 21, 1997), AND PTE 2000-58, 65 FED. REG. 67765
(NOVEMBER 13, 2000) (THE "RFC EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH OR MOODY'S OR (C)(I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY").

        IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No.                                  [      ]% Pass-Through Rate
                ------                            ------
Class M-    Subordinate                          Aggregate Certificate
        ---
Date of Pooling and Servicing                    Principal Balance
Agreement and Cut-off Date:                      of the Class M Certificates:
________________                                 $
                                                  ------------------------------
First Distribution Date:                         Initial Certificate Principal
________________                                 Balance of this Certificate:
Master Servicer:                                 $
                                                  ------------------------------
Residential Funding Corporation                  CUSIP: _______-
                                                                ----------
Assumed Final Distribution Date:
----------------
                              MORTGAGE PASS-THROUGH CERTIFICATE,
                                       SERIES ________

        evidencing a percentage interest in any distributions allocable to the Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Series Supplement, dated as specified above, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement" or the "Agreement") among the Company, the Master Servicer and ___________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, any transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (A) such transferee is not a Plan Investor, (B) it has acquired and is holding this Certificate in reliance on the RFC Exemption and that it understands that there are certain conditions to the availability of the RFC Exemption including that this Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) the transferee is a Complying Insurance Company. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ________________                [Trustee],
                                               as Trustee


                                        By: _________________________
                                            Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.


                                        [Trustee],
                                               as Certificate Registrar


                                        By: _________________________
                                               Authorized Signatory

                                          ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass- Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
        -------
                                      ----------------------------
                                     Signature by or on behalf of assignor


                                      ----------------------------
                                      Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________ for the account of _________________
account    number    _____________,    or,    if    mailed    by    check,    to
_________________________.

     Applicable statements should be mailed to ____________________________.

     This information is provided by _______________, the assignee named above, or_______________, as its agent.

                                    EXHIBIT C

                           FORM OF CLASS B CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

        NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No.                                  [      ]% Pass-Through Rate
                ----                              ------
Class B-     Subordinate                         Aggregate Certificate
        ----
Date of Pooling and Servicing                    Principal Balance
Agreement and Cut-off Date:                      of the Class B-
                                                                ----
________________                                 Certificates as of
First Distribution Date:                         the Cut-off Date:
________________                                 $
                                                  ------------------------------
Master Servicer:                                 Initial Certificate Principal
Residential Funding Corporation                  Balance of this Certificate:
Assumed Final Distribution Date:                 $
                                                  ------------------------------
----------------
                                                 CUSIP
                                                      --------------------------


                              MORTGAGE PASS-THROUGH CERTIFICATE,
                                        SERIES _______

               evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that _______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Series Supplement, dated as specified above, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement" or the "Agreement") among the Company, the Master Servicer and ___________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non- exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ________________                 [Trustee],
                                                as Trustee


                                         By: _________________________
                                                Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class B- Certificates referred to in the within-mentioned Agreement.


                                          [Trustee],
                                                 as Certificate Registrar


                                          By: _________________________
                                                 Authorized Signatory

                                          ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass- Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
        -------
                                     -----------------------------
                                    Signature by or on behalf of assignor

                                     -----------------------------
                                           Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________ for the account of _________________
account    number    _____________,    or,    if    mailed    by    check,    to
_________________________.

     Applicable statements should be mailed to ____________________________.

     This information is provided by _______________, the assignee named above, or_______________, as its agent.

                                    EXHIBIT D

                           FORM OF CLASS R CERTIFICATE

        THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON- UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

        ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN
SECTION  1381(a)(2)(C)  OF THE CODE,  (E) AN ELECTING  LARGE  PARTNERSHIP  UNDER
SECTION 775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES
(A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE

ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                  [      ]% Pass-Through Rate
                ------                            ------
Class R[-__] Senior                              Aggregate Initial Certificate
Date of Pooling and Servicing                    Principal Balance of the
Agreement and Cut-off Date:                      Class R[-__] Certificates:
________________                                 $100.00
First Distribution Date:                         Initial Certificate Principal
________________                                 Balance of this Certificate:
Master Servicer:                                 $
                                                  ------------------------------
Residential Funding Corporation                  Percentage Interest:
Assumed Final Distribution Date:                               %
                                                 --------------
________________                                 CUSIP _______-
                                                               ----------


                              MORTGAGE PASS-THROUGH CERTIFICATE,
                                        SERIES _______

        evidencing a percentage interest in any distributions allocable to the Class R[-__] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial
Certificate  Principal  Balance of this  Certificate  by the  aggregate  Initial
Certificate Principal Balance of all Class R[-__] Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Series Supplement, dated as specified above, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement" or the "Agreement") among the Company, the Master Servicer and ___________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R[-__] Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ________________                 [Trustee],
                                                as Trustee


                                         By: _________________________
                                                Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class R[-__] Certificates referred to in the within-mentioned Agreement.


                                        [Trustee],
                                               as Certificate Registrar


                                        By: _________________________
                                               Authorized Signatory

                                          ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass- Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
        -------


                                  Signature by or on behalf of assignor


                                                Signature Guaranteed


                                  DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________ for the account of _________________
account    number    _____________,    or,    if    mailed    by    check,    to
_________________________.

     Applicable statements should be mailed to ____________________________.

     This information is provided by _______________, the assignee named above, or_______________, as its agent.

                                    EXHIBIT E

                               FORM OF SELLER/SERVICER CONTRACT

        This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this day of , 20 , by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      Incorporation of Guides by Reference.

        The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      Amendments.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      Representations and Warranties.

     a. Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

               (1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

               (2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

               (3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

               (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

     b.        Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      Remedies of Residential Funding.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      Seller/Servicer's Status as Independent Contractor.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.      Prior Agreements Superseded.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      Assignment.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      Notices.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:





Attention:
Telefacsimile Number:  (      )       -
                        ------  ------ --------


9.      Jurisdiction and Venue.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     Miscellaneous.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.


ATTEST:                                SELLER/SERVICER
[Corporate Seal]                       ______________________________________

                            (Name of Seller/Servicer)

By: _________________________          By:___________________________________
        (Signature)                            (Signature)


By:_________________________           By:___________________________________
               (Typed Name)                    (Typed Name)
Title: _______________________         Title:_________________________________

ATTEST:                                RESIDENTIAL FUNDING CORPORATION

[Corporate Seal]


By:_________________________           By:___________________________________
        (Signature)                                   (Signature)

By:_________________________           By:___________________________________
        (Typed Name)                                  (Typed Name)
Title:________________________         Title:_________________________________

                                          EXHIBIT F

                                 FORMS OF REQUEST FOR RELEASE


DATE:
TO:
RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Series Supplement, to the Standard Terms of Pooling and Servicing Agreement,
Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):

Reason for Document Request: (circle one)

        Mortgage Loan Prepaid in Full       Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Corporation
Authorized Signature
******************************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.


Enclosed Documents:         [ ]   Promissory Note
                            [ ]   Primary Insurance Policy
                            [ ]   Mortgage or Deed of Trust
                            [ ]   Assignment(s) of Mortgage or Deed of Trust
                            [ ]   Title Insurance Policy
                            [ ]   Other:

Name:
Title:
Date:

                                         EXHIBIT G-1

                           FORM OF TRANSFER AFFIDAVIT AND AGREEMENT


STATE OF                        )
                                )     ss.:
COUNTY OF                       )

               [NAME OF OFFICER], being first duly sworn, deposes and says:

        1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series _______, Class R[-__] (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

        2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R[-__] Certificates, and (iii) is acquiring the Class R[-__] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

        3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R[-__] Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class
R[-__] Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R[-__] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

        4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R[-__] Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

        5. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

        6. That the Owner is aware that the Trustee will not register the transfer of any Class R[- __] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

        7. That the Owner has reviewed the restrictions set forth on the face of the Class R[-__] Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R[-__] Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

        8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R[-__] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

        9.     The Owner's Taxpayer Identification Number is _________________.

        10. This affidavit and agreement relates only to the Class R[-__] Certificates held by the Owner and not to any other holder of the Class R[-__] Certificates. The Owner understands that the liabilities described herein relate only to the Class R[-__] Certificates.

        11. That no purpose of the Owner relating to the transfer of any of the Class R[-__] Certificates by the Owner is or will be to impede the assessment or collection of any tax.

        12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the

Class R[-__] Certificate that the Owner intends to pay taxes associated with holding such Class R[- __] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R[-__] Certificate.

        13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R[-__] Certificates remain outstanding.

        14. (a) The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan; or

               (b) The Purchaser will provide the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

               In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master
Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

               Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of , 200 .

                                           [NAME OF OWNER]

                                           By:__________________________
                                                  [Name of Officer]
                                                  [Title of Officer]


[Corporate Seal]

ATTEST:

-----------------------------------
[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

     Subscribed and sworn before me this  ____  day of _________, 200__.

                                            _________________________________
                                                          NOTARY PUBLIC

                                            COUNTY OF _______________________

                                            STATE OF _________________________

             My  Commission  expires the _____ day of _____, 20__ .

                                         EXHIBIT G-2

                                FORM OF TRANSFEROR CERTIFICATE

                                           _________, 20___



Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

[Trustee]

Attention:  Residential Funding Corporation Series _______
                      Re:    Mortgage Pass-Through Certificates,
                             Series ________, Class R[-__]

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________ (the "Seller") to _________________ (the "Purchaser") of
$________________Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series ________, Class R[-__] (the "Certificates"), pursuant to
Section 5.02 of the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement") among Residential Funding
Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

     1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

        2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

        3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E- 1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R[-__] Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

     4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                Very truly yours,

                                            ___________________________________
                                    (Seller)


                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                          EXHIBIT H

                            FORM OF INVESTOR REPRESENTATION LETTER

                                     _______________, 20___

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

[Trustee]

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ________

               RE:    Mortgage Pass-Through Certificates,
                      Series ________, [Class B-]

Ladies and Gentlemen:

               (the "Purchaser") intends to purchase from (the "Seller") $ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series ________, Class (the "Certificates"), issued pursuant to the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement") among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and _____________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

               1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

               2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                      3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                    4. The Purchaser  has been  furnished  with,  and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ______________, 20____, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                      5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                      6.     The Purchaser

               (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA), or Section 4975 of the Internal Revenue Code of 1986, as amended ("Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101;

                      (b) is an  insurance  company,  the  source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60; or

               (c) has provided the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a), (b) or (c) above.

                                Very truly yours,



                                            By:________________________________
                                            Name:  _____________________________
                                            Title:______________________________

                                          EXHIBIT I

                           FORM OF TRANSFEROR REPRESENTATION LETTER

                                           ___________, 20___

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

[Trustee]

Attention: Residential Funding Corporation Series ________

                      Re:    Mortgage Pass-Through Certificates,
                             Series ________, [Class B-]

Ladies and Gentlemen:

     In connection with the sale by _____________________ (the "Seller") to __________________ (the "Purchaser") of $__________ Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series ________, Class (the "Certificates"), issued pursuant to the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement") among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                Very truly yours,

                                            --------------------------------
                                    (Seller)



                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                          EXHIBIT J

                        [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                   Description of Rule 144A Securities, including numbers:

               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

        1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

        2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (the "Agreement") among Residential Funding Corporation as Master Servicer, Residential Funding Mortgage Securities I, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________, as trustee, as follows:

               (a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                      (b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

               (c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                      (d) Neither the Buyer nor anyone  acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                      (e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3.    The Buyer

                      (a) is not an  employee  benefit or other plan  subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101;

                      (b) is an  insurance  company,  the  source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60; or

               (c) has provided the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under

        ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement. ]

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.
               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



Print Name of Seller                             Print Name of Buyer


By:________________________________              By:________________________
      Name:                                            Name:
      Title:                                           Title:
Taxpayer Identification                          Taxpayer Identification:
No. ________________________________             No:________________________
Date: ______________________________             Date:______________________

                              ANNEX 1 TO EXHIBIT J

          QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A [For
               Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

        2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

        Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

        Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

        Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

        Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

        Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

        State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

        ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

        Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

        3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

        4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

        5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.


                       Will the Buyer be purchasing the Rule 144A
Yes       No           Securities only for the Buyer's own account?
        6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the

Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

        7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                           Print Name of Buyer

                           By:
                                  -------------------------------------------
                                  Name:
                                        -------------------------------------
                                  Title:
                                         ------------------------------------

                           Date:
                                  -------------------------------------------

                              ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

        8. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

        9. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

        The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

        The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

        10. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

        11. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit,
(iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

        12. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

        13. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                            Print Name of Buyer

                            By:
                                   -------------------------------------------
                                   Name:
                                          ------------------------------------
                                   Title:
                                          ------------------------------------

                            IF AN ADVISOR:


                            Print Name of Buyer

                            Date:
                                   -------------------------------------------

                                    EXHIBIT K

                   [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY]

                                   ARTICLE XII
             Subordinate Certificate Loss Coverage; Limited Guaranty

        Section 12.01. Subordinate Certificate Loss Coverage;  Limited Guaranty.
(a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).
               (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding

Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

        Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L

                           [FORM OF LIMITED GUARANTY]
                                LIMITED GUARANTY
                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
                       Mortgage Pass-Through Certificates
                                 Series ________

                                                        _________, 20___

[Trustee]

Attention:  Residential Funding Corporation Series ________
Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Servicing Agreement"), among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential
Funding and __________ (the "Trustee") as amended by Amendment No. thereto, dated as of , with respect to the Mortgage Pass-Through Certificates, Series ________ (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

        14. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

        15. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

        16. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

     17. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

     18. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

     19. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

     20. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

     21. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                                   GENERAL MOTORS ACCEPTANCE
                                                   CORPORATION

                                            By:
                                             Name:
                                              Title:
Acknowledged by:
[Trustee],
               as Trustee
By:
        ------------------------------------
Name:
        ------------------------------------
Title:
        ------------------------------------


RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
By:
        ------------------------------------
Name:
        ------------------------------------
Title:
        ------------------------------------

                                          EXHIBIT M

                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                                 __________, 20___
Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

[Trustee]

Attention:  Residential Funding Corporation Series ________

        Re: Mortgage Pass-Through Certificates, Series ________ Assignment of Mortgage Loan

Ladies and Gentlemen:

     This  letter is  delivered  to you in  connection  with the  assignment  by
___________    (the    "Trustee")   to    ________________(the    "Lender")   of
_____________________(the "Mortgage Loan") pursuant to Section 3.13(d) of the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement") among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

        the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

        the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

        the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and such assignment is at the request of the borrower under the related Mortgage Loan.


                                Very truly yours,

                                    (Lender)

                             By:
                                    ------------------------------------
                             Name:
                                    ------------------------------------
                                    Title:
                                           ------------------------------

                                    EXHIBIT N

                          FORM OF REQUEST FOR EXCHANGE

                                     [Date]


Bank One, National Association
1 Bank One Plaza
Suite IL1-0126
Chicago, Illinois 60670-0126


               Re: Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates, Series [________]

               Residential Funding Corporation, as the Holder of a ____% Percentage Interest of the [Class/Subclass] of Class A-V Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

               1. Class A-V Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The Initial Subclass Notional Amount and the initial Pass-Through Rate on the Class A-V Certificates will be $___________ and _____%, respectively.

               [2.    Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the Class A-V Certificates surrendered for exchange.

               The capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of _______, among Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Bank One National Association , as trustee.

                                            RESIDENTIAL FUNDING CORPORATION

                                            By:
                                               --------------------------------

                                            Name:
                                                 ------------------------------

                                            Title:
                                                  -----------------------------


                                  EXHIBIT FIVE

                      AGGREGATE PLANNED PRINCIPAL BALANCES




                                                                                        Aggregate
                                                                                --Planned-Principal---
        Distribution Date                                                               Balances

Initial Balance...................                                                       $110,218,000.00
April 25, 2001....................                                                        110,218,000.00
May 25, 2001......................                                                        110,218,000.00
June 25, 2001.....................                                                        110,218,000.00
July 25, 2001.....................                                                        110,218,000.00
August 25, 2001...................                                                        110,218,000.00
September 25, 2001................                                                        110,218,000.00
October 25, 2001..................                                                        109,448,279.70
November 25, 2001.................                                                        108,625,429.48
December 25, 2001.................                                                        107,749,691.96
January 25, 2002..................                                                        106,821,336.89
February 25, 2002.................                                                        105,840,661.00
March 25, 2002....................                                                        104,807,987.85
April 25, 2002....................                                                        103,723,667.62
May 25, 2002......................                                                        102,588,076.93
June 25, 2002.....................                                                        101,401,618.60
July 25, 2002.....................                                                        100,164,721.41
August 25, 2002 ..................                                                        98,877,839.80
September 25, 2002................                                                        97,541,453.60
October 25, 2002..................                                                        96,156,067.70
November 25, 2002.................                                                        94,722,211.68
December 25, 2002.................                                                        93,240,439.52
January 25, 2003..................                                                        91,711,329.12
February 25, 2003.................                                                        90,135,481.95
March 25, 2003....................                                                        88,513,522.64
April 25, 2003....................                                                        86,846,098.46
May 25, 2003......................                                                        85,133,878.92
June 25, 2003.....................                                                        83,377,555.25
July 25, 2003.....................                                                        81,577,839.92
August 25, 2003 ..................                                                        79,740,476.16
September 25, 2003................                                                        77,910,781.98
October 25, 2003..................                                                        76,088,709.05
November 25, 2003.................                                                        74,274,209.23
December 25, 2003.................                                                        72,467,234.61
January 25, 2004..................                                                        70,667,737.43
February 25, 2004.................                                                        68,875,670.16
March 25, 2004....................                                                        67,090,985.45
April 25, 2004....................                                                        65,313,636.15
May 25, 2004......................                                                        63,543,575.30
June 25, 2004.....................                                                        61,780,756.11
July 25, 2004.....................                                                        60,025,132.02
August 25, 2004 ..................                                                        58,276,656.61
September 25, 2004................                                                        56,535,283.68
October 25, 2004..................                                                        54,800,967.21
November 25, 2004.................                                                        53,073,661.35



                                             -1-





December 25, 2004.................                                                        51,353,320.43
January 25, 2005..................                                                        49,639,899.00
February 25, 2005.................                                                        47,933,351.73
March 25, 2005....................                                                        46,233,633.52
April 25, 2005....................                                                        44,540,699.42
May 25, 2005......................                                                        42,854,504.67
June 25, 2005.....................                                                        41,175,004.67
July 25, 2005.....................                                                        39,502,155.01
August 25, 2005 ..................                                                        37,835,911.45
September 25, 2005................                                                        36,176,229.90
October 25, 2005..................                                                        34,523,066.47
November 25, 2005.................                                                        32,876,377.42
December 25, 2005.................                                                        31,236,119.19
January 25, 2006..................                                                        29,602,248.37
February 25, 2006.................                                                        27,974,721.74
March 25, 2006....................                                                        26,353,496.22
April 25, 2006....................                                                        24,941,120.18
May 25, 2006......................                                                        23,534,987.78
June 25, 2006.....................                                                        22,135,057.92
July 25, 2006.....................                                                        20,741,289.65
August 25, 2006...................                                                        19,353,642.18
September 25, 2006................                                                        17,972,074.89
October 25, 2006..................                                                        16,596,547.33
November 25, 2006.................                                                        15,227,019.18
December 25, 2006.................                                                        13,863,450.31
January 25, 2007..................                                                        12,505,800.72
February 25, 2007.................                                                        11,154,030.59
March 25, 2007....................                                                        9,808,100.23
April 25, 2007....................                                                        8,508,240.10
May 25, 2007......................                                                        7,213,896.68
June 25, 2007.....................                                                        5,925,030.71
July 25, 2007.....................                                                        4,641,603.11
August 25, 2007...................                                                        3,363,574.92
September 25, 2007................                                                        2,090,907.33
October 25, 2007..................                                                        832,347.43
November 25, 2007 and thereafter..                                                        0




                                             -2-




                                         EXHIBIT SIX

                     AGGREGATE SCHEDULED PRINCIPAL BALANCES




                                                                                        Aggregate
                                                                                -Scheduled-Principal--
        Distribution Date                                                               Balances

Initial Balance...................                                                        $106,550,000.00
April 25, 2001....................                                                        105,974,407.59
May 25, 2001......................                                                        105,283,381.07
June 25, 2001.....................                                                        104,477,243.34
July 25, 2001.....................                                                        103,556,243.38
August 25, 2001 ..................                                                        102,520,756.73
September 25, 2001................                                                        101,371,285.73
October 25, 2001..................                                                        100,878,179.81
November 25, 2001.................                                                        100,325,604.32
December 25, 2001.................                                                        99,714,198.50
January 25, 2002..................                                                        99,044,699.86
February 25, 2002.................                                                        98,317,943.49
March 25, 2002....................                                                        97,534,860.97
April 25, 2002....................                                                        96,696,479.21
May 25, 2002......................                                                        95,803,919.03
June 25, 2002.....................                                                        94,858,393.48
July 25, 2002.....................                                                        93,861,206.04
August 25, 2002 ..................                                                        92,813,748.57
September 25, 2002................                                                        91,717,499.07
October 25, 2002..................                                                        90,574,019.21
November 25, 2002.................                                                        89,384,951.73
December 25, 2002.................                                                        88,1 52,017.64
January 25, 2003..................                                                        86,877,013.16
February 25, 2003.................                                                        85,561,806.58
March 25, 2003....................                                                        84,208,334.94
April 25, 2003....................                                                        82,818,600.49
May 25, 2003......................                                                        81,394,667.05
June 25, 2003.....................                                                        79,938,656.21
July 25, 2003.....................                                                        78,452,743.37
August 25, 2003 ..................                                                        76,944,758.24
September 25, 2003................                                                        75,466,605.07
October 25, 2003..................                                                        74,017,879.27
November 25, 2003.................                                                        72,598,181.25
December 25, 2003.................                                                        71,207,116.35
January 25, 2004..................                                                        69,844,294.79
February 25, 2004.................                                                        68,509,331.57
March 25, 2004....................                                                        67,201,846.49
April 25, 2004....................                                                        65,921,464.02
May 25, 2004......................                                                        64,667,813.28
June 25, 2004.....................                                                        63,440,527.98
July 25, 2004.....................                                                        62,239,246.37
August 25, 2004 ..................                                                        61,063,611.16
September 25, 2004................                                                        59,913,269.51
October 25, 2004..................                                                        58,787,872.94
November 25, 2004.................                                                        57,687,077.30



                                             -1-





December 25, 2004.................                                                        56,610,542.70
January 25, 2005..................                                                        55,557,933.48
February 25, 2005.................                                                        54,528,918.15
March 25, 2005....................                                                        53,523,169.32
April 25, 2005....................                                                        52,540,363.69
May 25, 2005......................                                                        51,580,181.99
June 25, 2005.....................                                                        50,642,308.89
July 25, 2005.....................                                                        49,726,433.02
August 25, 2005 ..................                                                        48,832,246.87
September 25, 2005................                                                        47,959,446.78
October 25, 2005..................                                                        47,107,732.87
November 25, 2005.................                                                        46,276,808.98
December 25, 2005.................                                                        45,466,382.69
January 25, 2006..................                                                        44,676,165.20
February 25, 2006.................                                                        43,905,871.35
March 25, 2006....................                                                        43,155,219.50
April 25, 2006....................                                                        42,579,587.40
May 25, 2006......................                                                        42,021,914.55
June 25, 2006.....................                                                        41,481,932.12
July 25, 2006.....................                                                        40,959,374.68
August 25, 2006...................                                                        40,453,980.13
September 25, 2006................                                                        39,965,489.67
October 25, 2006..................                                                        39,493,647.76
November 25, 2006.................                                                        39,038,202.08
December 25, 2006.................                                                        38,598,903.49
January 25, 2007..................                                                        38,175,505.99
February 25, 2007.................                                                        37,767,766.68
March 25, 2007....................                                                        37,375,445.74
April 25, 2007....................                                                        37,048,640.18
May 25, 2007......................                                                        36,739,878.72
June 25, 2007.....................                                                        36,448,833.74
July 25, 2007.....................                                                        36,175,182.47
August 25, 2007...................                                                        35,918,606.90
September 25, 2007................                                                        35,678,793.73
October 25, 2007..................                                                        35,446,648.55
November 25, 2007.................                                                        34,809,723.96
December 25, 2007.................                                                        33,361,547.04
January 25, 2008..................                                                        31,934,131.83
February 25, 2008.................                                                        30,527,149.49
March 25, 2008....................                                                        29,140,275.60
April 25, 2008....................                                                        27,961,841.96
May 25, 2008......................                                                        26,799,833.11
June 25, 2008.....................                                                        25,653,969.07
July 25, 2008.....................                                                        24,523,973.76
August 25, 2008...................                                                        23,409,574.99
September 25, 2008................                                                        22,310,504.40
October 25, 2008..................                                                        21,226,497.36
November 25, 2008.................                                                        20,157,292.97
December 25, 2008.................                                                        19,102,633.99
January 25, 2009..................                                                        18,062,266.76
February 25, 2009.................                                                        17,035,941.18
March 25, 2009....................                                                        16,023,410.66
April 25, 2009....................                                                        15,192,700.11
May 25, 2009......................                                                        4,371,632.96
June 25, 2009.....................                                                        13,560,027.29



                                             -2-




July 25, 2009.....................                                                        12,757,703.79
August 25, 2009...................                                                        11,964,485.70
September 25, 2009................                                                        11,180,198.78
October 25, 2009..................                                                        10,404,671.29
November 25, 2009.................                                                        9,637,733.93
December 25, 2009.................                                                        8,879,219.81
January 25, 2010..................                                                        8,128,964.43
February 25, 2010.................                                                        7,386,805,80
March 25, 2010....................                                                        6,652,583.47
April 25, 2010....................                                                        6,071,161.81
May 25, 2010......................                                                        5,493,378.78
June 25, 2010.....................                                                        4,919,158.03
July 25, 2010.....................                                                        4,348,424.07
August 25, 2010...................                                                        3,781,102.31
September 25, 2010................                                                        3,217,119.00
October 25, 2010..................                                                        2,656,401.25
November 25, 2010.................                                                        2,098,876.98
December 25, 2010.................                                                        1,544,474.98
January 25, 2011..................                                                        993,124.81
February 25, 2011.................                                                        444,756.84
March 25, 2011 and thereafter.....                                                        0

